[LOGO] CDC Nvest Funds(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

What's Inside


Goals, Strategies &
Risks.....................Page  2

Fund Fees & Expenses......Page 18

Management Team...........Page 22

Fund Services.............Page 29

Financial Performance.....Page 42  CDC Nvest Equity Funds

[LOGO] AEW                         CDC Nvest AEW Real Estate Fund
                                   AEW Management and Advisors, L.P.
Capital Growth
Management                         CDC Nvest Capital Growth Fund
                                   Westpeak Global Advisors, L.P.
HARRIS-ASSOCIATES L.P. [LOGO]
                                   CDC Nvest Growth and Income Fund
[LOGO] LOOMIS-SAYLES A             Harris Associates L.P.
COMPANY, L.P.
                                   CDC Nvest International Equity Fund
        [LOGO]                     Loomis, Sayles & Company, L.P.
    Vaughan, Nelson
Scarborough & McCullough           CDC Nvest Large Cap Growth Fund
                                   Vaughan, Nelson, Scarborough &
[LOGO] WESTPEAK                    McCullough, L.P.
GLOBAL ADVISORS
                                   CDC Nvest Select Fund
                                   Harris Associates L.P.

                                   CDC Nvest Targeted Equity Fund
                                   Capital Growth Management Limited
                                   Partnership


                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks


CDC Nvest AEW Real Estate Fund ...........................................  2
CDC Nvest Capital Growth Fund ............................................  5
CDC Nvest Growth and Income Fund .........................................  7
CDC Nvest International Equity Fund ......................................  9
CDC Nvest Large Cap Growth Fund .......................................... 11
CDC Nvest Select Fund .................................................... 14
CDC Nvest Targeted Equity Fund ........................................... 16

Fund Fees & Expenses

Fund Fees & Expenses ..................................................... 18

More About Risk

More About Risk........................................................... 21

Management Team

Meet the Funds' Investment Advisers and Subadvisers ...................... 22
Meet the Funds' Portfolio Managers ....................................... 24
Adviser and Subadviser Past Performance Information ...................... 26

Fund Services

Investing in the Funds ................................................... 29
How Sales Charges Are Calculated ......................................... 30
Ways to Reduce or Eliminate Sales Charges ................................ 31
It's Easy to Open an Account ............................................. 32
Buying Shares ............................................................ 33
Selling Shares ........................................................... 34
Selling Shares in Writing ................................................ 35
Exchanging Shares ........................................................ 36
Restrictions on Buying, Selling and Exchanging Shares .................... 36
How Fund Shares Are Priced ............................................... 37
Dividends and Distributions .............................................. 38
Tax Consequences ......................................................... 38
Compensation to Securities Dealers ....................................... 39
Additional Investor Services ............................................. 40

Financial Performance

Financial Performance..................................................... 42

Glossary of Terms

Glossary of Terms......................................................... 50


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund

Adviser:     AEW Management and Advisors, L.P. ("AEW")
Manager:     Matthew A. Troxell
Category:    Mid-Cap Equity

     Ticker Symbol:          Class A          Class B          Class C
                             -----------------------------------------
                              NRFAX            NRFBX            NRCFX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

o Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

o Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over performed.

o Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also:

o Hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              (total return)
                            2001         2002
                           12.99%        3.45%

/\  Highest Quarterly Return: Second Quarter 2001, up 10.04%
--
--
\/  Lowest Quarterly Return: Third Quarter 2002, down 8.73%

The Fund's Class A shares total return year-to-date as of March 31, 2003 was
1.05%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.



-------------------------------------------------------------------------------------------
                                                                     Since Classes A, B, C
Average Annual Total Returns                                               Inception
(For the periods ended December 31, 2002)               Past 1 Year        (12/29/00)
-------------------------------------------------------------------------------------------
Class A - Return Before Taxes                              -2.51%             4.93%
        Return After Taxes on Distributions*               -4.07%             3.25%
        Return After Taxes on Distributions &
                Sales of Fund Shares*                      -1.36%             3.19%
Class B - Return Before Taxes                              -2.29%             5.90%
Class C - Return Before Taxes                               0.60%             6.79%
-------------------------------------------------------------------------------------------
Morgan Stanley REIT Index**                                 3.64%            10.08%
-------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 12/31/00.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Capital Growth Fund

Adviser:        CDC IXIS Asset Management Advisers, L.P.
                ("CDC IXIS Advisers")
Subadviser:     Westpeak Global Advisors, L.P. ("Westpeak")
Manager:        Team Management
Category:       Large-Cap Equity

Ticker Symbol:                Class A   Class B   Class C
                              ----------------------------
                               NEFCX     NECBX     NECGX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in the common stock of U.S. large and mid-capitalization companies in any industry.

Westpeak constructs a portfolio of large- and mid-capitalization stocks that exhibit reasonable growth potential. Westpeak believes risk and return can be accurately measured and controlled through thoughtful portfolio construction. Therefore, its focus will be on the aggregate characteristics of the portfolio and not just individual stocks. The portfolio emphasizes the characteristics that Westpeak believes are most likely to be rewarded by the market in the period ahead based upon current and historical probabilities. Westpeak will seek to construct a portfolio of growth stocks with reasonable relative valuation. The Fund's industry weightings will not vary significantly from the Russell 1000 Growth Index.

Using proprietary quantitative research based on macroeconomic, market and company-specific information, Westpeak analyzes each stock and ranks it based on characteristics such as:

/     earnings growth

/     potential earnings surprises

/     earnings-to-price

/     earnings momentum

In selecting investments for the Fund's portfolio, Westpeak employs the following process:

o Westpeak invests principally in the stock of large- and mid-capitalization companies in the Russell 3000 Growth Index.

o Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics.

o All of the stocks are then screened using various analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." This rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises" (whether its business has the potential to improve in the near future).

o The fundamental and expectations ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock.

o The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

The desired result is a diversified portfolio of 75 to 125 stocks that Westpeak believes will produce the highest long-term returns and which has characteristics similar to that of the Fund's benchmark, the Russell 1000 Growth Index.

The Fund may also:

o     Hold up to 10% of its assets in smaller capitalization companies.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 16, 1998. This chart and table reflect results achieved by the previous subadviser using different investment strategies for periods prior to February 16, 1998. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
   7.89%       -1.64%       30.76%      17.05%      17.23       29.08%       24.74      -19.52%     -20.46%     -28.08%

/\   Highest Quarterly Return: Fourth Quarter 1998, up 24.26%
--
--   Lowest Quarterly Return: Third Quarter 2001, down 21.85%
\/

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                Since Class A  Since Class B   Since Class C
Average Annual Total Returns                                                      Inception      Inception        Inception
(for the periods ended December 31, 2002)        Past 1 Year     Past 5 Years      (8/3/92)      (9/13/93)        (12/30/94)
-----------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                      -32.23%          -6.92%           2.89%           --               --
        Return After Taxes on Distributions*       -32.23%          -9.13%           0.89%           --               --
        Return After Taxes on Distributions &
                Sales of Fund Shares*              -19.79%          -4.71%           2.65%           --               --
Class B - Return Before Taxes                      -32.31%          -6.76%             --          2.52%              --
Class C - Return Before Taxes                      -30.12%          -6.74%             --            --             2.65%
-----------------------------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index**                        -27.88%          -3.84%           6.70%         7.38%            7.71%
-----------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A shares commenced operations 8/3/92.

For past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth and Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Harris Associates L.P. ("Harris Associates")
Managers:    Robert M. Levy, Edward S. Loeb and Michael J. Mangan
Category:    Large-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NEFOX         NEGBX         NECOX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large- and mid-capitalization companies in any industry.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. Therefore, the chart and table reflect results achieved by different subadvisers under different investment strategies. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
   7.95%        0.99%       35.11%      17.21%      33.43%      23.93%       9.45%      -7.31%     -14.58%      -20.03%

/\   Highest Quarterly Return: Fourth Quarter 1998, up 19.13%
--
--   Lowest Quarterly Return: Third Quarter 2002, down 16.98%
\/

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Since Class B   Since Class C
Average Annual Total Returns                                                                            Inception       Inception
(For the periods ended December 31, 2002)            Past 1 Year     Past 5 Years      Past 10 Years    (9/13/93)        (5/1/95)
----------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -24.64%           -4.15%             6.43%            --              --
        Return After Taxes on Distributions*           -24.64%           -5.89%             3.57%            --              --
        Return After Taxes on Distributions &
                Sales of Fund Shares*                  -15.13%           -3.41%             4.45%            --              --
Class B - Return Before Taxes                          -24.63%           -4.00%               --           6.09%             --
Class C - Return Before Taxes                          -22.23%           -3.93%               --             --            5.58%
----------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index**+                            -15.52%            1.16%            10.80%          9.71%           9.91%
S&P 500 Index**                                        -22.10%           -0.59%            -9.34%          9.26%           8.87%
----------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 9/30/93 for Class B shares and 5/31/95 for Class C shares. Class A shares commenced operations 5/6/31.


+ The Russell 1000 Value Index replaced the S&P 500 Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest.


For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest International Equity Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Alexander Muromcew, John Tribolet and Eswar Menon
Category:    International Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NEFIX         NEIBX         NECIX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest primarily in companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalizations but may invest in securities with any size capitalizations.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision Making(SM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

The Fund may also:

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment strategies for periods prior to February 14, 1997. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
  29.39%        8.06%        5.78%      3.27%       -7.56       6.69%       87.59%     -28.56%     -23.47%      -21.07%

/\   Highest Quarterly Return: Fourth Quarter 1999, up 66.81%
--
--   Lowest Quarterly Return: Third Quarter 2002, down 19.63%
\/

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Since Class B  Since Class C
 Average Annual Total Returns                                                                      Inception      Inception
 (For the periods ended December 31, 2002)            Past 1 Year  Past 5 Years   Past 10 Years    (9/13/93)      (12/30/94)
----------------------------------------------------------------------------------------------------------------------------------
 Class A - Return Before Taxes                          -25.63%        -4.03%          1.40%            --             --
     Return After Taxes on Distributions*               -25.63%        -5.23%          0.31%            --             --
     Return After Taxes on Distributions &
       Sales of Fund Shares*                            -15.74%        -3.32%          0.97%            --             --
 Class B - Return Before Taxes                          -25.58%        -3.97%            --          -1.30%            --
 Class C - Return Before Taxes                          -23.62%        -3.93%            --             --          -2.57%
----------------------------------------------------------------------------------------------------------------------------------
 MSCI EAFE**                                            -15.66%        -2.61%          4.30%          1.59%          0.74%
----------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 5/21/92.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Large Cap Growth Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
Managers:    William R. Berger, Brian A. Grove and Curt E. Rohrman
Category:    Large-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NRLAX         NRLBX         NRLCX

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market circumstances, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, a nationally recognized index of growth-oriented companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

/     Sustainable competitive advantage

/     Positive Earnings Trends

/     Quality management

/     Strong financials

In selecting investments for the Fund's portfolio, Vaughan Nelson employs the following strategy:

o     Screen for companies with at least $1 billion in market capitalization.

o Screen for strong earnings and revenue growth over rolling 1, 3 and 5-year periods.

o Apply growth rate analysis and industry research to select 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Invest in foreign securities including American Depositary Receipts, which are securities issued by a U.S. bank that represent shares of a foreign company.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Fund may underperform certain other stock funds during periods when large company growth stocks are generally out of favor.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below, prior to July 1, 2001, reflect the results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies. The Fund's current subadviser assumed that function on July 1, 2001. The Fund's performance may have been different had its current arrangements been in place during the periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations of the Fund's predecessor. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                  (total return)+
                    1999         2000         2001       2002
                   54.58%       -8.87%      -22.65%     -35.61%

/\  Highest Quarterly Return: Fourth Quarter 1999, up 38.03%
--
--
\/  Lowest Quarterly Return: Second Quarter 2002, down 19.95%

+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception, if shorter) compare to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


------------------------------------------------------------------------------------------------------
                                                                   Since Class A     Since Class B and
Average Annual Total Returns+                                        Inception       Class C Inception
(for the period ended December 31, 2002)              Past 1 Year    (9/1/98)++          (10/29/99)
------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                           -39.58%        -2.40%                 --
    Return After Taxes on Distributions*                -39.58%        -3.04%                 --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                             -24.30%        -2.02%                 --
Class B - Return Before Taxes                           -39.46%           --              -16.67%
Class C - Return Before Taxes                           -37.55%           --              -16.18%
------------------------------------------------------------------------------------------------------
Russell 1000 Growth Index**                             -27.88%         1.27%             -18.76%
------------------------------------------------------------------------------------------------------


+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

++ Until October 29, 1999, the Fund had only one class of shares and offered those shares without a sales charge. Returns prior to that date for Class A shares have been adjusted to reflect sales loads of the Fund's multiple class structure. See "Fund Fees & Expenses". Class A shares commenced operations on September 1, 1998. Classes B and C shares commenced operations on October 29, 1999.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/98 for Class A shares and 10/31/99 for Classes B and C shares.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Select Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Harris Associates L.P. ("Harris Associates")
Managers:    William C. Nygren and Floyd J. Bellman
Category:    Mid-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NRSAX         NRSBX         NRSCX

Investment Goal

The Fund seeks long-term capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund invests primarily in common stocks of U.S. companies. The Fund is non-diversified, which means that it is not limited under the Investment Company Act of 1940 (the "1940 Act") to a percentage of assets that it may invest in any one issuer. The Fund could own as few as 12 securities, but generally will have 15 to 20 securities in its portfolio. The Fund will normally invest in companies with mid-to-large capitalizations.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              (total return)
                                   2002
                                 -15.69%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 7.82%
--
--
\/  Lowest Quarterly Return: Third Quarter 2002, down 14.98%

The table below shows how the annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-------------------------------------------------------------------------------------
                                                                  Since Classes A, B
Average Annual Total Returns                                        and C Inception
(For the periods ended December 31, 2002)            Past 1 Year      (3/15/01)
-------------------------------------------------------------------------------------
Class A - Return Before Taxes                           -20.55%        -7.40%
    Return After Taxes on Distributions*                -20.55%        -7.40%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                             -12.62%        -5.89%
Class B - Return Before Taxes                           -20.51%        -7.13%
Class C - Return Before Taxes                           -17.99%        -5.52%
-------------------------------------------------------------------------------------
S&P 500 Index**                                         -22.10%       -13.56%
-------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 3/31/01.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Targeted Equity Fund

Adviser:     Capital Growth Management Limited Partnership ("CGM")
Manager:     G. Kenneth Heebner
Category:    Large-Cap Equity

Ticker Symbol:   Class A       Class B       Class C
                 ------------------------------------
                  NEFGX         NEBGX         NEGCX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies. In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

/     well-established, with records of above-average growth

/     promise of maintaining their leadership positions in their industries

/ likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

o     Invest a significant portion of its assets in a single industry sector.

o     Invest in foreign securities.

o     Invest in other investment companies.

o     Invest in real estate investment trusts ("REITs").

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                                    (total return)
   1993         1994         1995       1996        1997        1998         1999        2000        2001        2002
  11.29%       -7.05%       38.06%     20.88%       23.54%     33.40%       15.18%      -4.55%     -16.20%      -28.81%

/\   Highest Quarterly Return: Fourth Quarter 1998, up 28.51%
--
--   Lowest Quarterly Return: Third Quarter 2001, down 19.52%
\/

The table below shows how the annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B   Since Class C
Average Annual Total Returns                                                                      Inception       Inception
(For the periods ended December 31, 2002)           Past 1 Year    Past 5 Years   Past 10 Years    (2/28/97)       (9/01/98)
---------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -32.93%        -3.79%          5.82%             --             --
    Return After Taxes on Distributions*               -32.93%        -6.21%          2.16%             --             --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -20.22%        -3.14%          3.72%             --             --
Class B - Return Before Taxes                          -32.85%        -3.58%            --           -0.68%            --
Class C - Return Before Taxes                          -30.90%           --             --              --          -5.86%
---------------------------------------------------------------------------------------------------------------------------------
S&P 500 Index**                                        -22.10%        -0.59%          9.34%           3.25%         -2.04%
---------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/98 for Class C shares. Class A shares commenced operations 11/27/68.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.


Shareholder Fees

(fees paid directly from your investment)

-----------------------------------------------------------------------------------------------------
                                                           Class A          Class B          Class C
-----------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              5.75%            None            1.00%(4)
-----------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
     of original purchase price or redemption
     proceeds, as applicable)(2)                             (3)             5.00%           1.00%
-----------------------------------------------------------------------------------------------------
Redemption fees                                             None*            None*           None*


(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" within the section entitled "Fund Services."

(4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


--------------------------------------------------------------------------------------------------------------------------------
                                            AEW Real Estate Fund(1)        Capital Growth Fund         Growth and Income Fund
                                           Class A  Class B Class C      Class A  Class B Class C     Class A  Class B  Class C
--------------------------------------------------------------------------------------------------------------------------------
  Management fees                           0.80%    0.80%   0.80%        0.75%    0.75%   0.75%        0.69%   0.69%    0.69%
  Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*       0.25%    1.00%*  1.00%*       0.25%   1.00%*   1.00%*
  Other expenses                            1.38%    1.38%   1.38%        0.75%    0.75%   0.75%        0.62%   0.62%    0.62%
  Total annual fund operating expenses      2.43%    3.18%   3.18%        1.75%    2.50%   2.50%        1.56%   2.31%    2.31%
  Fee Waiver and/or expense  reimbursement  0.93%    0.93%   0.93%        0.00%    0.00%   0.00%        0.00%   0.00%    0.00%
  Net Expenses                              1.50%    2.25%   2.25%        1.75%    2.50%   2.50%        1.56%   2.31%    2.31%


--------------------------------------------------------------------------------------------------
                                           International Equity Fund     Large Cap Growth Fund(2)
                                           Class A  Class B Class C      Class B  Class C  Class A
--------------------------------------------------------------------------------------------------
  Management fees                           0.90%    0.90%   0.90%        0.90%    0.90%   0.90%
  Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*       0.25%    1.00%*  1.00%*
  Other expenses                            1.19%    1.19%   1.19%        1.37%    1.37%   1.37%
  Total annual fund operating expenses      2.34%    3.09%   3.09%        2.52%    3.27%   3.27%
  Fee Waiver and/or expense  reimbursement  0.00%    0.00%   0.00%        1.12%    1.12%   1.12%
  Net Expenses                              2.34%    3.09%   3.09%        1.40%    2.15%   2.15%

--------------------------------------------------------------------------------------------------
                                                Select Fund(3)              Targeted Equity Fund
                                           Class A  Class B Class C      Class A  Class B  Class C
--------------------------------------------------------------------------------------------------
  Management fees                           1.00%    1.00%   1.00%        0.69%   0.69%    0.69%
  Distribution and/or service (12b-1) fees  0.25%    1.00%*  1.00%*       0.25%   1.00%*   1.00%*
  Other expenses                            0.54%    0.54%   0.54%        0.53%   0.54%    0.54%
  Total annual fund operating expenses      1.79%    2.54%   2.54%        1.47%   2.23%    2.23%
  Fee Waiver and/or expense reimbursement   0.09%    0.09%   0.09%        0.00%   0.00%    0.00%
  Net expenses                              1.70%    2.45%   2.45%        1.47%   2.23%    2.23%

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

(1) AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

(2) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.40%, 2.15% and 2.15% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

(3) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenss, taxes and organizational and extraordinary expenses, to 1.70%, 2.45% and 2.45% of the Fund's average daily net assets for Classes A, B and C shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o     You invest $10,000 in a Fund for the time periods indicated;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


--------------------------------------------------------------------------------------------------------------------------------
                                            AEW Real Estate Fund                              Capital Growth Fund
                            Class A         Class B              Class C       Class A          Class B            Class C
                                         (1)        (2)       (1)       (2)                 (1)       (2)       (1)       (2)
--------------------------------------------------------------------------------------------------------------------------------
  1 year                    $   719    $   728    $  228    $  426    $  326    $  743    $  753    $  253    $   451   $   351
--------------------------------------------------------------------------------------------------------------------------------
  3 years                   $ 1,205    $ 1,194    $  894    $  985    $  985    $1,094    $1,079    $  779    $   871   $   871
--------------------------------------------------------------------------------------------------------------------------------
  5 years                   $ 1,717    $ 1,783    $1,583    $1,668    $1,668    $1,469    $1,531    $1,331    $ 1,417   $ 1,417
--------------------------------------------------------------------------------------------------------------------------------
  10 years**                $ 3,116    $ 3,247    $3,247    $3,487    $3,487    $2,519    $2,652    $2,652    $ 2,907   $ 2,907
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                         Growth and Income Fund                          International Equity Fund
                           Class A           Class B    Class C                Class A         Class B           Class C
                                         (1)        (2)       (1)       (2)                (1)       (2)       (1)       (2)
--------------------------------------------------------------------------------------------------------------------------------
  1 year                    $   725    $   734    $  234    $  432    $  332    $  798    $  812    $  312    $   509   $   409
--------------------------------------------------------------------------------------------------------------------------------
  3 years                   $ 1,039    $ 1,021    $  721    $  814    $  814    $1,263    $1,254    $  954    $ 1,044   $ 1,044
--------------------------------------------------------------------------------------------------------------------------------
  5 years                   $ 1,376    $ 1,435    $1,235    $1,323    $1,323    $1,753    $1,820    $1,620    $ 1,704   $ 1,704
--------------------------------------------------------------------------------------------------------------------------------
  10 years**                $ 2,325    $ 2,458    $2,458    $2,719    $2,719    $3,097    $3,228    $3,228    $ 3,468   $ 3,468
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                              Large Cap Growth Fund                                 Select Fund
                           Class A          Class B              Class C       Class A         Class B             Class C
                                         (1)        (2)       (1)       (2)                 (1)       (2)       (1)       (2)
--------------------------------------------------------------------------------------------------------------------------------
  1 year                    $   709    $   718    $  218    $  416    $  316    $  738    $  748    $  248    $   446   $   346
--------------------------------------------------------------------------------------------------------------------------------
  3 years                   $ 1,214    $ 1,202    $  902    $  993    $  993    $1,098    $1,082    $  782    $   874   $   874
--------------------------------------------------------------------------------------------------------------------------------
  5 years                   $ 1,743    $ 1,811    $1,611    $1,695    $1,695    $1,481    $1,542    $1,342    $ 1,429   $ 1,429
--------------------------------------------------------------------------------------------------------------------------------
  10 years**                $ 3,187    $ 3,319    $3,319    $3,556    $3,556    $2,552    $2,685    $2,685    $ 2,940   $ 2,940
--------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                        Targeted Equity Fund
                            Class A         Class B             Class C
                                         (1)        (2)       (1)       (2)
------------------------------------------------------------------------------
  1 year                    $   716    $   726    $  226    $  424    $  324
------------------------------------------------------------------------------
  3 years                   $ 1,013    $   997    $  697    $  790    $  790
------------------------------------------------------------------------------
  5 years                   $ 1,332    $ 1,395    $1,195    $1,283    $1,283
------------------------------------------------------------------------------
  10 years**                $ 2,231    $ 2,373    $2,373    $2,639    $2,639
------------------------------------------------------------------------------

(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on the Net Expenses for the 1-year period for AEW Real Estate Fund, Large Cap Growth Fund and Select Fund illustrated in the Example and on the Total Annual Fund Operating expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate and Select Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate, Capital Growth and Growth and Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


Emerging Markets Risk (International Equity Fund) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds except Select Fund) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except AEW Real Estate and Select Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate, Capital Growth and International Equity Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Advisers and Subadvisers


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Advisers

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except the Targeted Equity Fund (for which CGM serves as adviser) and the AEW Real Estate Fund (for which AEW serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and Targeted Equity Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002 as a percentage of each Fund's average daily net assets were 0.750% for the Capital Growth Fund, 0.685% for the Growth and Income Fund, 0.900% for the International Equity Fund, 0.376% for the Large Cap Growth Fund (after waiver or reimbursement) and 1.000% for the Select Fund (after waiver or reimbursement).

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $6.3 billion of client capital as of December 31, 2002. For the fiscal year ended January 31, 2003, AEW Real Estate Fund paid 0.000% (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS Asset Management North America and had over $2.8 billion in assets under management as of December 31, 2002. For the fiscal year ended December 31, 2002, Targeted Equity Fund paid 0.688% of its average daily net assets to CGM in advisory fees.

Subadvisers

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Growth and Income Fund and the Select Fund. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships. Prior to July 1, 2002, Westpeak was the subadviser to the Growth and Income Fund. The advisory fee rates under the Fund's agreement with Westpeak were the same as the rates under the current agreement with Harris Associates.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Large Cap Growth Fund. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2002, Vaughan Nelson had $3.6 billion in assets under management.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to the Capital Growth Fund. Westpeak is a subsidiary of CDC IXIS Asset Management North America. Westpeak employs a team approach in managing the Fund's portfolio. Members of the Fund's portfolio management team include:
Robert A. Franz, Westpeak's Chief Investment Officer and Thomas M. Anichini, a Vice President of Westpeak. Founded in 1991, Westpeak had $3.8 billion in assets under management as of December 31, 2002.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

Thomas M. Anichini


Thomas M. Anichini is a member of the portfolio team that manages the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the CDC Nvest Star Value Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Floyd J. Bellman

Floyd J. Bellman has co-managed the Select Fund since its inception. Since February 2000, he has also assisted in managing the Harris Associates segment of CDC Nvest Star Value Fund. Mr. Bellman, Vice President of the Investment Advisory Department and Partner of Harris Associates, joined the firm in 1995. He received a BBA in Finance from the University of Wisconsin-Whitewater. Mr. Bellman holds the designation of Chartered Financial Analyst and has over 22 years of investment experience.

William R. Berger

William R. Berger co-manages the Large Cap Growth Fund having previously co-managed the Fund from July 2001 to November 2002. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Berger, Senior Portfolio Manager, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 14 years of investment management experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team that manages the Capital Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value and CDC Nvest Star Growth Funds. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 18 years of investment experience.

Brian A. Grove

Brian A. Grove co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Grove, Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

G. Kenneth Heebner

G. Kenneth Heebner has managed the Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 37-year veteran of the investment industry.

Robert M. Levy

Robert M. Levy serves as portfolio manager to the Growth and Income Fund. He also co-manages the Harris segment of the CDC Nvest Star Value Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Edward S. Loeb

Edward S. Loeb serves as portfolio manager to the Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Michael J. Mangan

Michael J. Mangan serves as portfolio manager to the Growth and Income Fund. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. Prior to joining Harris Associates, Mr. Mangan was a Portfolio Manager with Stein Roe & Farnam from 1988 through 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 13 years of investment management experience.

Eswar Menon

Eswar Menon serves as co-portfolio manager for the International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles' segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 until 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.

Alexander Muromcew

Alexander Muromcew serves as co-portfolio manager for the International Equity Fund, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.

William C. Nygren

William C. Nygren has co-managed the Select Fund since its inception. He has also managed Oakmark Select Fund since 1996 and the Oakmark Fund since 2000. Mr. Nygren, Portfolio Manager and Partner, joined Harris Associates in 1983 as an analyst and also served as Director of Research from September 1990 to March 1998. He received an M.S. in Finance from the University of Wisconsin and a B.S. in Accounting from the University of Minnesota. Mr. Nygren has over 21 years of investment management experience.

Curt E. Rohrman

Curt E. Rohrman has served as co-portfolio manager of the Large Cap Growth Fund since November 2002. He also serves as co-portfolio manager of Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Rohrman, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

John Tribolet

John Tribolet serves as co-portfolio manager for the International Equity Fund, concentrating on European markets. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 until 1999. Mr. Tribolet received a B.S. from Columbia University. He has over 11 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 21 years of experience in investment analysis and portfolio management.

Management Team

Adviser and Subadviser Past Performance Information

Advisor - AEW (AEW Composite)


The returns shown below represent composite returns derived from performance data furnished by AEW relating to a group of private accounts managed by AEW Capital Management, L.P. (the "AEW Composite") with substantially similar investment objectives, strategies and policies as the CDC Nvest AEW Real Estate Fund. (AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P. and a subsidiary of CDC IXIS Asset Management North America.) Matthew Troxell, CDC Nvest AEW Real Estate Fund's portfolio manager, has been the lead manager for the accounts underlying the AEW Composite since July 1999.

The accounts underlying the AEW Composite have not been subject to the same types of expenses to which the CDC Nvest AEW Real Estate Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The AEW Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the CDC Nvest AEW Real Estate Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the AEW Composite, which may negatively impact performance. The information regarding the performance of the AEW Composite does not represent CDC Nvest AEW Real Estate Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest AEW Real Estate Fund commenced operations on September 1, 2000 and has the historical performance record shown on page 3.

The table below shows the average annual total return of the AEW Composite for the one-year period ended December 31, 2002 and for the period from July 1, 1999 through December 31, 2002. The AEW Composite returns are also compared against the Morgan Stanley REIT Index. The past performance data for the AEW Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the AEW Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest AEW Real Estate Fund are higher than the aggregate fees and expenses paid by the accounts underlying the AEW Composite. The performance of the AEW Composite would have been lower than that shown below if it had been subject to the fees and expenses of CDC Nvest AEW Real Estate Fund.

--------------------------------------------------------------------------------
Average Annual Total Returns (1)
(for the period ending December 31, 2002)    1 Year      Since July 1, 1999
--------------------------------------------------------------------------------
AEW Composite                                 3.22%            10.23%
Morgan Stanley REIT Index                     3.64%             9.00%
--------------------------------------------------------------------------------

(1) The AEW Composite consists of all client accounts whose portfolios were managed by Matthew Troxell at AEW Capital Management, L.P. for the one-year period ending December 31, 2002 and for the period from July 1, 1999 until December 31, 2002 using investment policies and strategies substantially similar to those that are used to manage CDC Nvest AEW Real Estate Fund. The AEW Composite does not include the two closed-end funds managed by Mr. Troxell because the funds do not have investment policies and strategies that are substantially similar to those of the CDC Nvest AEW Real Estate Fund. Additionally, the funds' use of derivatives and leverage makes comparisons misleading. The average annual total return for the AEW Composite was calculated using a time-weighted rate of return which differs in part from the prescribed formula used by mutual funds to calculate their returns. The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index. You cannot invest directly in an index. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Subadviser - Harris Associates (Harris Large Cap Value Composite)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a group of accounts advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Growth and Income Fund (the "Harris Large Cap Value Composite").


The accounts underlying the Harris Large Cap Value Composite have not been subject to the same types of expenses to which CDC Nvest Growth and Income Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Large Cap Value Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the Harris Large Cap Value Composite, which may negatively impact performance. The information regarding the performance of the Harris Large Cap Value Composite does not represent CDC Nvest Growth and Income Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest Growth and Income Fund commenced operations on May 6, 1931, and has the historical performance record shown on page 8. Harris Associates did not become the CDC Nvest Growth and Income Fund's subadviser until July 1, 2002.

The table below shows the average annual total returns for the Harris Large Cap Value Composite for one year and since its inception. The Harris Large Cap Value Composite returns are also compared against the S&P 500 Index and the Russell 1000 Value Index. The past performance data for the Harris Large Cap Value Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the Harris Large Cap Value Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Growth and Income Fund are higher than the aggregate fees and expenses paid by the accounts underlying the Harris Large Cap Value Composite. The performance of the Harris Large Cap Value Composite would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Growth and Income Fund.

--------------------------------------------------------------------------------
Average Annual Total Returns (1)
(for the period ending December 31, 2002)      1 Year         Since Inception
--------------------------------------------------------------------------------
Harris Large Cap Value Composite               -14.92%             4.3%(2)
Russell 1000 Value Index                       -15.53%            -1.26%(2)
S&P 500 Index                                  -22.18%            -4.19%(2)
--------------------------------------------------------------------------------


(1) Average Annual Total Returns: The Harris Large Cap Value Composite consists of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that are used to manage CDC Nvest Growth and Income Fund. The Russell 1000 Value Index is a subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Harris Large Cap Value Composite's performance to broad-based market indices. These comparative indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(2)   As of inception of the Harris Large Cap Value Composite, July 1, 1998.

Subadviser - Harris Associates (Harris Concentrated Accounts)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a mutual fund (the "Oakmark Select Fund") and a group of accounts (the "Harris Associates Concentrated Composite" and, together with the Oakmark Select Fund, the "Harris Concentrated Accounts") advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Select Fund.


The Harris Concentrated Accounts, and in particular, the accounts underlying the Harris Associates Concentrated Composite, have not been subject to the same types of expenses to which CDC Nvest Select Fund is subject. In addition, the accounts underlying the Harris Associates Concentrated Composite have not been subject to the diversification requirements, investment limitations and other restrictions to which CDC Nvest Select Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Concentrated Accounts' performance results may have been less favorable had they been subject to these expenses or restrictions or, in the case of the accounts underlying the Harris Associates Concentrated Composite, to other restrictions applicable to investment companies under relevant laws. In addition, CDC Nvest Select Fund may be subject to more frequent inflows and outflows of assets than the Harris Concentrated Accounts, which may negatively impact performance. The information regarding the performance of the Harris Concentrated Accounts does not represent CDC Nvest Select Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest Select Fund commenced operations on March 15, 2001, and has the historical performance record shown on page 15.

The table below shows the average annual total returns for the accounts underlying the Harris Associates Concentrated Composite and the Oakmark Select Fund for one year, five years and ten years, or since inception if shorter. The Harris Concentrated Accounts are also compared against the S&P 500 Index, the Morningstar Mid Cap Value Average and the Lipper Multicap Value Average. The past performance data for the Harris Concentrated Accounts has been adjusted to reflect the management fees and other expenses actually paid by the Harris Concentrated Accounts and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Select Fund will be higher than the fees and expenses paid by the Harris Concentrated Accounts. The performance of the Harris Concentrated Accounts would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Select Fund.

----------------------------------------------------------------------------------------------------------------
Average Annual Total Returns (1)
(for the period ending December 31, 2002)          1 Year           5 Years        10 Years     Since Inception
----------------------------------------------------------------------------------------------------------------
Harris Associates Concentrated Composite           -14.41%           11.33%         15.88%          18.37%(2)
S&P 500 Index                                      -22.10%           -0.58%          9.35%          10.82%(2)
Morningstar Mid Cap Value Average                  -12.76%            3.83%         10.56%          12.45%(2)
Lipper Multicap Value Average                      -17.61%            0.64%          8.99%          10.58%(2)

Oakmark Select Fund                                -12.48%           13.05%            --           21.18%(3)
S&P 500 Index                                      -22.10%           -0.58%            --            5.18%(3)
Morningstar Mid Cap Value Average                  -12.76%            3.83%            --            8.00%(3)
Lipper Multicap Value Average                      -17.61%            0.64%            --            5.52%(3)
----------------------------------------------------------------------------------------------------------------


(1) Average Annual Total Returns: The Harris Concentrated Accounts consist of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that will be used to manage CDC Nvest Select Fund. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Harris Concentrated Accounts' performance to a broad-based market index. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Mid Cap Value and Lipper Multicap Value Averages are each an average of the total returns of mutual funds with an investment style similar to that of the CDC Nvest Select Fund as calculated by Morningstar, Inc. and Lipper, Inc. The Morningstar Mid Cap Value and Lipper Multicap Value Average returns have been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments but do not reflect any sales charges.

(2) As of inception of the Harris Associates Concentrated Composite, January 1, 1991.

(3)   As of inception of the Oakmark Select Fund, November 1, 1996.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                               Class A Sales Charges
                             As a % of        As a % of
Your Investment           offering price   your investment
--------------------------------------------------------------------------------
Less than  $ 50,000           5.75%             6.10%
--------------------------------------------------------------------------------
$ 50,000 - $ 99,999           4.50%             4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999           3.50%             3.63%
--------------------------------------------------------------------------------
$250,000 - $499,999           2.50%             2.56%
--------------------------------------------------------------------------------
$500,000 - $999,999           2.00%             2.04%
--------------------------------------------------------------------------------
$1,000,000 or more*           0.00%             0.00%
--------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
           Class B Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                           5.00%
--------------------------------------------------------------------------------
               2nd                           4.00%
--------------------------------------------------------------------------------
               3rd                           3.00%
--------------------------------------------------------------------------------
               4th                           3.00%
--------------------------------------------------------------------------------
               5th                           2.00%
--------------------------------------------------------------------------------
               6th                           1.00%
--------------------------------------------------------------------------------
           thereafter                        0.00%
--------------------------------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

--------------------------------------------------------------------------------
            Class C Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                           1.00%
--------------------------------------------------------------------------------
           thereafter                        0.00%
--------------------------------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Class A or Class C Shares

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to           Investment Builder         Minimum for
Type of Account                                          Open an Account      or Payroll Deduction      Existing Accounts
----------------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                    $2,500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                  $2,500                     $25                    $100
Transfers to Minors Act ("UTMA")
----------------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts ("IRAs")                        $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                           $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Retirement plans with tax benefits such
as corporate pension, profit sharing                           $250                     $25                    $100
and Keogh plans
----------------------------------------------------------------------------------------------------------------------------------
Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                   $25                     N/A                     $25
403(b)(7) and certain other retirement plans
----------------------------------------------------------------------------------------------------------------------------------

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

 CDC Nvest Funds Personal Access Line(R)          CDC Nvest Funds Web Site

         800-225-5478, press 1                      www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o     order duplicate account statements; and

      o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                        Opening an Account                      Adding to an Account

Through Your Investment Dealer

                o Call your investment dealer for information about opening or adding to an account.
By Mail

                o     Make out a check in U.S.         o     Make out a check in U.S.
                      dollars for the investment             dollars for the investment
                      amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                      Funds." Third party checks and         Funds." Third party checks and
[ENVELOPE ICON]       "starter" checks will not be           "starter" checks will not be
                      accepted.                              accepted.


                o     Mail the check with your         o     Complete the investment slip
                      completed application to CDC           from an account statement or
                      Nvest Funds, P.O. Box 219579,          include a letter specifying
                      Kansas City, MO 64121-9579.            the Fund name, your class of
                                                             shares, your account number
                                                             and the registered account
                                                             name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                o     Obtain a current prospectus      o     Call your investment dealer or
                      for the Fund into which you            CDC Nvest Funds at
                      are exchanging by calling your         800-225-5478 or visit
                      investment dealer or CDC Nvest         www.cdcnvestfunds.com to
                      Funds at 800-225-5478.                 request an exchange.
[EXCHANGE ICON]
                o     Call your investment dealer or
                      CDC Nvest Funds or visit
                      www.cdcnvestfunds.com to
                      request an exchange.

By Wire

                o     Call CDC Nvest Funds at          o     Visit www.cdcnvestfunds.com to
                      800-225-5478 to obtain an              add shares to your account by
                      account number and wire                wire. Instruct your bank to
                      transfer instructions. Your            transfer funds to State Street
                      bank may charge you for such a         Bank & Trust Company, ABA#
                      transfer.                              011000028, and DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your account
                                                             number and the registered
                                                             account name(s). Your bank may
                                                             charge you for such a
                                                             transfer.

Through Automated Clearing House ("ACH")

                o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                      whether it is a member of the          800-225-5478 or visit
                      ACH system.                            www.cdcnvestfunds.com to add
                                                             shares to your account through
                o     Complete the "Bank                     ACH.
                      Information" section on your
[ACH ICON]            account application.             o     If you have not signed up for
                                                             the ACH system, please call
                o     Mail your completed                    CDC Nvest Funds or visit
                      application to CDC Nvest               www.cdcnvestfunds.com for a
                      Funds, P.O. Box 219579, Kansas         Service Options Form.
                      City, MO 64121-9579.

Automatic Investing Through Investment Builder

                o     Indicate on your application     o     Please call CDC Nvest Funds at
                      that you would like to begin           800-225-5478 or visit
                      an automatic investment plan           www.cdcnvestfunds.com for a
                      through Investment Builder and         Service Options Form. A
[INVESTING ICON]      the amount of the monthly              signature guarantee may be
                      investment ($25 minimum).              required to add this
                                                             privilege.
                o     Include a check marked "Void"
                      or a deposit slip from your      o     See the section entitled
                      bank account.                          "Additional Investor
                                                             Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.


[ENVELOPE ICON]
                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
[WIRE ICON]             www.cdcnvestfunds.com or indicate in your redemption
                        request letter (see above) that you wish to have your proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
                        method you wish to use to redeem your shares. You may
[TELEPHONE ICON]        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee.
A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                                 Requirements for Written Requests
Qualified retirement benefit plans (except            o     The request must include the signatures
CDC Nvest Funds prototype documents)                        of all those authorized to sign,
                                                            including title.

                                                      o     Signature guarantee, if applicable (see
                                                            above).

Individual Retirement Accounts                        o     Additional documentation and
                                                            distribution forms may be required.


Individual, joint, sole proprietorship,               o     The request must include the signatures
UGMA/UTMA (minor accounts)                                  of all persons authorized to sign,
                                                            including title, if applicable.

                                                      o     Signature guarantee, if applicable (see
                                                            above).

                                                      o     Additional documentation may be
                                                            required.

Corporate or association accounts                     o     The request must include the signatures
                                                            of all persons authorized to sign,
                                                            including title.

Owners or trustees of trust accounts                  o     The request must include the signatures
                                                            of all trustees authorized to sign,
                                                            including title.

                                                      o     If the names of the trustees are not
                                                            registered on the account, please
                                                            provide a copy of the trust document
                                                            certified within the past 60 days.

                                                      o     Signature guarantee, if applicable (see
                                                            above).

Joint tenancy whose co-tenants are deceased           o     The request must include the signatures
                                                            of all surviving tenants of the
                                                            account.

                                                      o     Copy of the death certificate.

                                                      o     Signature guarantee if proceeds check
                                                            is issued to other than the surviving
                                                            tenants.

Power of Attorney (POA)                               o     The request must include the signatures
                                                            of the attorney-in-fact, indicating
                                                            such title.

                                                      o     A signature guarantee.

                                                      o     Certified copy of the POA document
                                                            stating it is still in full force and
                                                            effect, specifying the exact Fund and
                                                            account number, and certified within 30
                                                            days of receipt of instructions.*

Executors of estates, administrators,                 o     The request must include the signatures
guardians, conservators                                     of all those authorized to sign,
                                                            including capacity.

                                                      o     A signature guarantee.

                                                      o     Certified copy of court document where
                                                            signer derives authority, e.g., Letters
                                                            of Administration, Conservatorship and
                                                            Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                            Situation

The Fund may suspend the right of      o     When the New York Stock
redemption or postpone payment for           Exchange (the "Exchange") is
more than 7 days:                            closed (other than a
                                             weekend/holiday)

                                       o     During an emergency

                                       o     Any other period permitted by
                                             the SEC

The Fund reserves the right to         o     With a notice of a dispute
suspend account services or refuse           between registered owners
transaction requests:
                                       o     With suspicion/evidence of a
                                             fraudulent act

The Fund may pay the redemption        o     When it is detrimental for a
price in whole or in part by a               Fund to make cash payments as
distribution in kind of readily              determined in the sole
marketable securities in lieu of             discretion of the adviser or
cash or may take up to 7 days to pay         subadviser
a redemption request in order to
raise capital:

The Fund may withhold redemption       o     When redemptions are made
proceeds until the check or funds            within 10 calendar days of
have cleared:                                purchase by check or ACH of
                                             the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored. It is recommended that certificates be sent by registered mail.

Small Account Policy


The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                     Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =  ---------------------------------------------------------------------------
                                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributors prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


--------------------------------------------------------------------------------
                        Dividend Payment Schedule
              Annually                            Quarterly
--------------------------------------------------------------------------------
           Capital Growth                      AEW Real Estate
          Growth and Income
        International Equity
          Large Cap Growth
               Select
           Targeted Equity
--------------------------------------------------------------------------------


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

                       This page left blank intentionally.

Financial Performance


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period   (loss)(d)   investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
AEW REAL ESTATE FUND
    Class A
   01/31/2003            $11.37      $ 0.40      $(0.22)          $ 0.18      $(0.39)           $(0.16)     $   --     $(0.55)
   01/31/2002             10.49        0.55        0.82             1.37       (0.38)            (0.11)         --      (0.49)
   01/31/2001(h)          10.58        0.02       (0.11)(g)        (0.09)         --                --          --         --

    Class B
   01/31/2003             11.39        0.32       (0.24)            0.08       (0.31)            (0.16)         --      (0.47)
   01/31/2002             10.49        0.50        0.78             1.28       (0.27)            (0.11)         --      (0.38)
   01/31/2001(h)          10.58        0.02       (0.11)(g)        (0.09)         --                --          --         --

    Class C
   01/31/2003             11.40        0.32       (0.24)            0.08       (0.31)            (0.16)         --      (0.47)
   01/31/2002             10.49        0.50        0.79             1.29       (0.27)            (0.11)         --      (0.38)
   01/31/2001(h)          10.58        0.02       (0.11)(g)        (0.09)         --                --          --         --

CAPITAL GROWTH FUND
    Class A
   12/31/2002            $11.93      $(0.09)     $(3.26)          $(3.35)     $   --            $   --      $   --     $   --
   12/31/2001             15.04       (0.13)      (2.95)           (3.08)         --             (0.03)         --      (0.03)
   12/31/2000             22.86       (0.18)      (4.14)           (4.32)         --             (3.50)         --      (3.50)
   12/31/1999             20.67       (0.13)       5.05             4.92          --             (2.73)         --      (2.73)
   12/31/1998             19.95       (0.13)       5.18             5.05          --             (4.33)         --      (4.33)

    Class B
   12/31/2002             10.61       (0.15)      (2.90)           (3.05)         --                --          --         --
   12/31/2001             13.47       (0.20)      (2.63)           (2.83)         --             (0.03)         --      (0.03)
   12/31/2000             21.06       (0.32)      (3.77)           (4.09)         --             (3.50)         --      (3.50)
   12/31/1999             19.37       (0.27)       4.69             4.42          --             (2.73)         --      (2.73)
   12/31/1998             19.10       (0.27)       4.87             4.60          --             (4.33)         --      (4.33)

    Class C
   12/31/2002             10.60       (0.14)      (2.90)           (3.04)         --                --          --         --
   12/31/2001             13.47       (0.20)      (2.64)           (2.84)         --             (0.03)         --      (0.03)
   12/31/2000             21.06       (0.32)      (3.77)           (4.09)         --             (3.50)         --      (3.50)
   12/31/1999             19.37       (0.27)       4.69             4.42          --             (2.73)         --      (2.73)
   12/31/1998             19.11       (0.27)       4.86             4.59          --             (4.33)         --      (4.33)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(g) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.

(h) For the period December 29, 2000 (commencement of operations) through January 31, 2001.

                                                       Ratios to average net assets:
                                              --------------------------------------------

 Net asset                   Net assets,                       Expenses
  value,         Total         end of                        after expense   Net investment    Portfolio
  end of        return       the period       Expenses         reductions     income (loss)    turnover
the period     (%) (a)         (000)           (%) (b)         (%)(b)(c)         (%) (b)       rate (%)
----------     ---------     -----------      ---------      -------------   --------------    ---------
$   11.00        1.3(e)      $  13,307           1.50(f)          1.50(f)          3.47             35
    11.37       13.2(e)          5,522           1.50(f)          1.50(f)          4.92             36
    10.49       (0.9)(e)           820           1.50(f)          1.50(f)          2.30             12

    11.00        0.5(e)          8,401           2.25(f)          2.25(f)          2.72             35
    11.39       12.3(e)          3,718           2.25(f)          2.25(f)          4.43             36
    10.49       (0.9)(e)            87           2.25(f)          2.25(f)          2.14             12

    11.01        0.5(e)          3,288           2.25(f)          2.25(f)          2.72             35
    11.40       12.4(e)          1,061           2.25(f)          2.25(f)          4.52             36
    10.49       (0.9)(e)            44           2.25(f)          2.25(f)          1.79             12

$    8.58      (28.1)        $  58,729           1.75             1.71            (0.84)           103
    11.93      (20.5)           98,412           1.62             1.58            (0.99)            90
    15.04      (19.5)          143,425           1.40             1.37            (0.80)           118
    22.86       24.7           200,821           1.39             1.39            (0.61)           124
    20.67       29.0           175,511           1.46             1.46            (0.62)           136

     7.56      (28.8)           16,267           2.50             2.46            (1.59)           103
    10.61      (21.0)           35,409           2.37             2.33            (1.74)            90
    13.47      (20.1)           56,884           2.15             2.12            (1.55)           118
    21.06       23.8            74,774           2.14             2.14            (1.36)           124
    19.37       28.2            57,796           2.21             2.21            (1.37)           136

     7.56      (28.7)              847           2.50             2.46            (1.59)           103
    10.60      (21.1)            1,745           2.37             2.33            (1.74)            90
    13.47      (20.1)            2,487           2.15             2.12            (1.55)           118
    21.06       23.8             3,110           2.14             2.14            (1.36)           124
    19.37       28.1             1,609           2.21             2.21            (1.37)           136

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period    (loss)     investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
GROWTH AND INCOME FUND
    Class A
   12/31/2002            $11.78     $ 0.01(d)     $(2.37)       $(2.36)       $   --          $   --        $   --       $   --
   12/31/2001             13.79      (0.01)(d)     (2.00)        (2.01)           --              --            --           --
   12/31/2000             15.33       0.01(d)      (1.09)        (1.08)           --           (0.46)           --        (0.46)
   12/31/1999             16.57       0.08          1.40          1.48         (0.06)          (2.66)           --        (2.72)
   12/31/1998             15.35       0.04          3.29          3.33         (0.01)          (2.10)           --        (2.11)

    Class B
   12/31/2002             11.37      (0.07)(d)     (2.28)        (2.35)           --              --            --           --
   12/31/2001             13.40      (0.10)(d)     (1.93)        (2.03)           --              --            --           --
   12/31/2000             15.03      (0.10)(d)     (1.07)        (1.17)           --           (0.46)           --        (0.46)
   12/31/1999             16.37      (0.04)         1.36          1.32            --           (2.66)           --        (2.66)
   12/31/1998             15.28      (0.05)         3.24          3.19            --           (2.10)           --        (2.10)

    Class C
   12/31/2002             11.36      (0.07)(d)     (2.28)        (2.35)           --              --            --           --
   12/31/2001             13.38      (0.10)(d)     (1.92)        (2.02)           --              --            --           --
   12/31/2000             15.01      (0.10)(d)     (1.07)        (1.17)           --           (0.46)           --        (0.46)
   12/31/1999             16.35      (0.04)         1.36          1.32            --           (2.66)           --        (2.66)
   12/31/1998             15.28      (0.04)         3.21          3.17            --           (2.10)           --        (2.10)

INTERNATIONAL EQUITY
FUND
    Class A
   12/31/2002            $12.72     $(0.08)(d)    $(2.60)       $(2.68)       $   --          $   --        $   --       $   --
   12/31/2001             16.62      (0.10)(d)     (3.80)        (3.90)           --              --            --           --
   12/31/2000             25.39      (0.22)(d)     (6.90)        (7.12)        (0.17)          (1.48)           --        (1.65)
   12/31/1999             14.26      (0.03)(d)     12.31         12.28         (0.02)          (1.13)           --        (1.15)
   12/31/1998             14.06       0.15(d)       0.77          0.92         (0.44)          (0.28)           --        (0.72)

    Class B
   12/31/2002             12.14      (0.16)(d)     (2.47)        (2.63)           --              --            --           --
   12/31/2001             15.99      (0.20)(d)     (3.65)        (3.85)           --              --            --           --
   12/31/2000             24.71      (0.37)(d)     (6.70)        (7.07)        (0.17)          (1.48)           --        (1.65)
   12/31/1999             13.98      (0.15)(d)     12.01         11.86            --           (1.13)           --        (1.13)
   12/31/1998             13.71       0.04(d)       0.75          0.79         (0.24)          (0.28)           --        (0.52)

    Class C
   12/31/2002             12.18      (0.16)(d)     (2.53)        (2.69)           --              --            --           --
   12/31/2001             16.05      (0.20)(d)     (3.67)        (3.87)           --              --            --           --
   12/31/2000             24.78      (0.34)(d)     (6.74)        (7.08)        (0.17)          (1.48)           --        (1.65)
   12/31/1999             14.02      (0.15)(d)     12.04         11.89            --           (1.13)           --        (1.13)
   12/31/1998             13.74       0.05(d)       0.75          0.80         (0.24)          (0.28)           --        (0.52)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expenses would have been higher.

                                                       Ratios to average net assets:
                                                --------------------------------------------

  Net asset                      Net assets,                    Expenses
   value,        Total             end of                     after expense   Net investment   Portfolio
   end of       return           the period      Expenses       reductions    income (loss)     turnover
 the period     (%) (a)            (000)            (%)           (%)(c)           (%)          rate (%)
------------    -------          -----------    ----------    -------------   --------------  -----------
   $ 9.42        (20.0)          $ 130,751          1.56            1.54            0.07           195
    11.78        (14.6)            211,138          1.46            1.41           (0.05)          154
    13.79         (7.3)            290,714          1.31            1.28            0.04           139
    15.33          9.5             375,676          1.21            1.21            0.48           133
    16.57         23.9             304,139          1.23            1.23            0.33           114

     9.02        (20.7)             71,436          2.31            2.29           (0.68)          195
    11.37        (15.1)            120,361          2.21            2.16           (0.80)          154
    13.40         (8.1)            165,767          2.06            2.03           (0.71)          139
    15.03          8.6             216,457          1.96            1.96           (0.27)          133
    16.37         23.1             153,369          1.98            1.98           (0.42)          114

     9.01        (20.7)              6,440          2.31            2.29           (0.68)          195
    11.36        (15.1)             10,553          2.21            2.16           (0.80)          154
    13.38         (8.1)             19,373          2.06            2.03           (0.71)          139
    15.01          8.6              26,983          1.96            1.96           (0.27)          133
    16.35         22.9              18,288          1.98            1.98           (0.42)          114

   $10.04        (21.1)          $  22,232          2.34            2.32           (0.67)          125
    12.72        (23.5)             33,773          2.14            2.14           (0.74)          172
    16.62        (28.6)             54,826          1.96            1.96           (1.01)          212
    25.39         87.6(b)           67,197          2.00(e)         2.00(e)        (0.15)          229
    14.26          6.7(b)           47,444          1.91(e)         1.91(e)         1.04           105

     9.51        (21.7)              8,950          3.09            3.07           (1.43)          125
    12.14        (24.1)             17,549          2.89            2.89           (1.48)          172
    15.99        (29.2)             29,013          2.71            2.71           (1.76)          212
    24.71         86.3(b)           29,045          2.75(e)         2.75(e)        (0.90)          229
    13.98          5.8(b)           19,797          2.66(e)         2.66(e)         0.29           105

     9.49        (22.1)              1,195          3.09            3.07           (1.43)          125
    12.18        (24.1)              2,183          2.89            2.89           (1.50)          172
    16.05        (29.1)              5,656          2.71            2.71           (1.76)          212
    24.78         86.2(b)            1,267          2.75(e)         2.75(e)        (0.90)          229
    14.02          5.9(b)              860          2.66(e)         2.66(e)         0.29           105

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period  (loss)(d)    investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
LARGE CAP GROWTH FUND*
    Class A
   12/31/2002            $13.84     $(0.04)       $(4.93)        $(4.97)       $   --          $   --        $   --     $   --
   12/31/2001(k)          12.39      (0.02)         1.47           1.45            --              --            --         --
    9/30/2001             21.67      (0.05)        (7.87)         (7.92)           --           (1.36)           --      (1.36)
    9/30/2000             15.41      (0.13)         6.39           6.26            --              --            --         --
    9/30/1999             10.32      (0.08)         5.17(h)        5.09          0.00(g)           --            --       0.00(g)
    9/30/1998(i)          10.00       0.00(g)       0.32           0.32            --              --            --         --

    Class B
   12/31/2002             13.62      (0.12)        (4.82)         (4.94)           --              --            --         --
   12/31/2001(k)          12.22      (0.04)         1.44           1.40            --              --            --         --
    9/30/2001             21.53      (0.17)        (7.78)         (7.95)           --           (1.36)           --      (1.36)
    9/30/2000(j)          16.21      (0.26)         5.58           5.32            --              --            --         --

    Class C
   12/31/2002             13.62      (0.12)        (4.82)         (4.94)           --              --            --         --
   12/31/2001(k)          12.22      (0.04)         1.44           1.40            --              --            --         --
    9/30/2001             21.54      (0.17)        (7.79)         (7.96)           --           (1.36)           --      (1.36)
    9/30/2000(j)          16.21      (0.26)         5.59           5.33            --              --            --         --

SELECT FUND
    Class A
   12/31/2002            $10.96     $(0.03)       $(1.69)        $(1.72)       $   --          $   --        $   --     $   --
   12/31/2001(j)          10.00      (0.01)         0.97           0.96            --              --            --         --

    Class B
   12/31/2002             10.90      (0.11)        (1.67)         (1.78)           --              --            --         --
   12/31/2001(j)          10.00      (0.07)         0.97           0.90            --              --            --         --

    Class C
   12/31/2002             10.90      (0.11)        (1.67)         (1.78)           --              --            --         --
   12/31/2001(l)          10.00      (0.07)         0.97           0.90            --              --            --         --

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class A shares, Class B shares and Class C shares which were reorganized into Class A shares, Class B shares and Class C shares of Large Cap Growth Fund, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(g)   Amount rounds to less than $0.01 per share.

                                                       Ratios to average net assets:
                                                --------------------------------------------

  Net asset                      Net assets,                    Expenses
   value,        Total             end of                     after expense   Net investment   Portfolio
   end of       return           the period      Expenses       reductions    income (loss)     turnover
 the period   (%) (a) (e)           (000)        (%)(b)(f)     (%)(b)(c)(f)      (%)(b)         rate (%)
------------  -----------        -----------    ----------    -------------   --------------  -----------
   $ 8.87        (35.9)          $  11,340          1.40            1.37           (0.37)           44
    13.84         11.7              27,873          1.40            1.36           (0.56)           27
    12.39        (38.5)             27,668          1.40            1.19           (0.27)          724
    21.67         40.6             103,087          1.40            1.29           (0.62)          826
    15.41         49.4              46,827          1.40            1.40           (0.55)          632
    10.32          3.2               1,054          1.40            1.40            0.32            11

     8.68        (36.3)             11,758          2.15            2.12           (1.12)           44
    13.62         11.5              24,087          2.15            2.11           (1.31)           27
    12.22        (38.9)             22,811          2.15            1.98           (1.04)          724
    21.53         32.8              35,680          2.15            1.99           (1.30)          826

     8.68        (36.3)              1,157          2.15            2.12           (1.12)           44
    13.62         11.5               3,007          2.15            2.11           (1.33)           27
    12.22        (38.9)              3,419          2.15            1.98           (1.04)          724
    21.54         32.9               6,546          2.15            2.01           (1.32)          826

   $ 9.24        (15.7)          $  68,660          1.70            1.69           (0.35)           12
    10.96          9.6              45,987          1.70            1.63           (0.08)           10

     9.12        (16.3)             85,794          2.45            2.44           (1.10)           12
    10.90          9.0              62,671          2.45            2.39           (0.83)           10

     9.12        (16.3)             86,269          2.45            2.44           (1.10)           12
    10.90          9.0              34,406          2.45            2.39           (0.86)           10

(h) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain (loss) on investments due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(i)   For the period September 1, 1998 (inception) through September 30, 1998.

(j)   For the period October 29, 1999 (inception) through September 30, 2000.

(k)   For the three months ended December 31, 2001.

(l)   For the period March 15, 2001 (inception) through December 31, 2001.

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period    (loss)     investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
TARGETED EQUITY FUND
    Class A
   12/31/2002            $ 7.81     $(0.06)(d)    $(2.19)         $(2.25)     $   --          $   --        $   --     $   --
   12/31/2001              9.36      (0.03)(d)     (1.49)          (1.52)      (0.03)             --            --      (0.03)
   12/31/2000             11.00       0.09(d)      (0.60)          (0.51)      (0.06)          (1.07)           --      (1.13)
   12/31/1999             11.36       0.02          1.57            1.59          --           (1.95)           --      (1.95)
   12/31/1998             10.41       0.08(d)       3.00            3.08       (0.10)          (1.67)        (0.36)     (2.13)

    Class B
   12/31/2002              7.47      (0.11)(d)     (2.08)          (2.19)         --              --            --         --
   12/31/2001              9.02      (0.09)(d)     (1.43)          (1.52)      (0.03)             --            --      (0.03)
   12/31/2000             10.67       0.01(d)      (0.58)          (0.57)      (0.01)          (1.07)           --      (1.08)
   12/31/1999             11.15      (0.05)         1.52            1.47          --           (1.95)           --      (1.95)
   12/31/1998             10.32       0.00(d)(e)    2.95            2.95       (0.06)          (1.67)        (0.39)     (2.12)

    Class C
   12/31/2002              7.47      (0.11)(d)     (2.09)          (2.20)         --              --            --         --
   12/31/2001              9.02      (0.09)(d)     (1.43)          (1.52)      (0.03)             --            --      (0.03)
   12/31/2000             10.67       0.01(d)      (0.58)          (0.57)      (0.01)          (1.07)           --      (1.08)
   12/31/1999             11.15      (0.05)         1.52            1.47          --           (1.95)           --      (1.95)
   12/31/1998(f)          11.18       0.00(d)(e)    2.09            2.09       (0.06)          (1.67)        (0.39)     (2.12)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e)   Amount rounds to less than $0.01 per share.

(f)   For the period September 1, 1998 (inception) through December 31, 1998.

                                                      Ratios to average net assets:
                                               --------------------------------------------

  Net asset                     Net assets,                    Expenses
   value,        Total            end of                     after expense  Net investment  Portfolio
   end of       return          the period      Expenses      reductions     income (loss)   turnover
 the period     (%) (a)            (000)        (%) (b)       (%) (b) (c)       (%) (b)      rate (%)
------------    -------         -----------   -----------    -------------  --------------  -----------
   $ 5.56       (28.8)          $  602,989        1.47            1.39           (0.86)          223
     7.81        (16.2)          1,012,161        1.38            1.35           (0.39)          243
     9.36         (4.6)          1,413,685        1.18            1.16            0.83           266
    11.00         15.2           1,871,138        1.12            1.12            0.23           206
    11.36         33.4           1,825,107        1.12            1.12            0.74           202

     5.28        (29.3)             45,633        2.23            2.15           (1.62)          223
     7.47        (16.8)             78,744        2.13            2.10           (1.14)          243
     9.02         (5.2)            107,594        1.93            1.91            0.08           266
    10.67         14.4             135,786        1.87            1.87           (0.52)          206
    11.15         32.4              75,444        1.87            1.87           (0.01)          202

     5.27        (29.5)              2,187        2.23            2.15           (1.62)          223
     7.47        (16.8)              4,162        2.13            2.10           (1.14)          243
     9.02         (5.2)              5,830        1.93            1.91            0.08           266
    10.67         14.4               8,754        1.87            1.87           (0.52)          206
    11.15         22.2               2,030        1.87            1.87           (0.01)          202

Glossary of Terms


American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.


European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.


Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.


Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

            If you would like more information about the Funds, the
              following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of the Funds' annual or
             semiannual report or their SAI, contact your financial
                        representative, or the Funds at:

                  CDC IXIS Asset Management Distributors, L.P.,
                      399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers,
                                  Inc. (NASD).

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)
                   (Investment Company Act File No. 811-7345)
                   (Investment Company Act File No. 811-09945)

    As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information aboutsecurities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

The following information is not part of the prospectus:


                    Notice of Privacy Policies and Practices



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.


                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.


(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors. (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.


                                    XS51-0503

                        [LOGO] CDC NvestFunds(SM)

                     CDC IXIS Asset Management Distributors
--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 2

Fund Fees & Expenses......Page 12

Management Team...........Page 15

Fund Services.............Page 21
                                           CDC Nvest Equity Funds
Financial Performance.....Page 30              Class Y Shares

[LOGO] AEW                      CDC Nvest AEW Real Estate Fund
                                AEW Management and Advisors, L.P.
Capital Growth
Management                      CDC Nvest Growth and Income Fund
                                Harris Associates L.P.
HARRIS-ASSOCIATES L.P. [LOGO]
                                CDC Nvest International Equity Fund
[LOGO] LOOMIS-SAYLES A          Loomis, Sayles & Company, L.P.
COMPANY, L.P.
                                CDC Nvest Large Cap Growth Fund
        [LOGO]                  Vaughan, Nelson, Scarborough & Mc Cullough, L.P.
    Vaughan, Nelson
Scarborough & McCullough        CDC Nvest Targeted Equity Fund
                                Capital Growth Management Limited Partnership


                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund ............................................    2
CDC Nvest Growth and Income Fund ..........................................    4
CDC Nvest International Equity Fund .......................................    6
CDC Nvest Large Cap Growth Fund ...........................................    8
CDC Nvest Targeted Equity Fund ............................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Advisers and Subadvisers .......................   15
Meet the Funds' Portfolio Managers ........................................   17
Adviser and Subadviser Past Performance Information .......................   19

Fund Services

It's Easy to Open an Account ..............................................   21
Buying Shares .............................................................   22
Selling Shares ............................................................   23
Selling Shares in Writing .................................................   24
Exchanging Shares .........................................................   24
Restrictions on Buying, Selling and Exchanging Shares .....................   25
How Fund Shares Are Priced ................................................   26
Dividends and Distributions ...............................................   27
Tax Consequences ..........................................................   27
Compensation to Securities Dealers ........................................   28

Financial Performance

Financial Performance .....................................................   30
Glossary of Terms
Glossary of Terms .........................................................   32


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC Nvest AEW Real Estate Fund

Adviser:     AEW Management and Advisors, L.P. ("AEW")
Manager:     Matthew A. Troxell
Category:    Mid-Cap Equity

     Ticker Symbol:          Class Y
                             -------
                              NRFYX

Investment Goal

The Fund seeks to provide investors with above-average income and long-term growth of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in investments of real estate investment trusts ("REITs") and/or real estate-related companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. The Fund primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.

AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for the Fund, AEW draws upon the combined expertise of its real estate, research and securities professionals.

When selecting investments for the Fund, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:

o Valuation: AEW has developed a proprietary model to assess the relative value of each stock in the Fund's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will generally sell a security once it is considered overvalued or when AEW believes that there is greater relative value in other securities in the Fund's investment universe.

o Price: AEW examines the historic pricing of each company in the Fund's universe of potential investments. Those stocks that have under performed in price, either in absolute terms or relative to the Fund's universe in general, are generally given greater weight than those that have over performed.

o Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.

o Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security upwards in the near term. These catalysts can be macro-economic, market-driven or company-specific in nature.

The Fund may also:

o Hold cash and/or invest up to 100% of its assets in U.S. government securities or money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: Securities of real estate-related companies and REITs in which the Fund may invest may be considered equity securities, thus subjecting the Fund to market risks. This means that you may lose money on your investment due to sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole.

Real estate securities/REITs: Because the Fund concentrates its investments in the real estate industry, the Fund's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REITs' managers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Small-cap companies: Companies in the real estate industry, including REITs, in which the Fund may invest may have relatively small market capitalizations. Small-cap companies and REITs, which AEW considers to be those with market capitalizations of $1 billion or less, tend to have more limited markets and resources than companies with larger market capitalizations. Consequently, share prices of small-cap companies and REITs can be more volatile than, and perform differently from, larger company stocks.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                         ------------------------
                              (total return)
                            2001         2002
                           13.31%        3.59%
                         ------------------------

/\  Highest Quarterly Return: Second Quarter 2001, up 10.15%
--
--
\/  Lowest Quarterly Return: Third Quarter 2002, down 8.66%

The Fund's Class A shares total return year-to-date as of March 31, 2003 was 1.13%.


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley REIT Index, an unmanaged index of stocks issued by REITs. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


--------------------------------------------------------------------------------
                                                                Since Class
Average Annual Total Returns                                     Inception
(for the periods ended December 31, 2002)        Past 1 Year     (8/31/00)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                       3.59%          11.01%
    Return After Taxes on Distributions*            1.53%           8.50%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                         2.23%           7.65%
--------------------------------------------------------------------------------
Morgan Stanley REIT Index**                         3.64%          10.08%
--------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Growth and Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Harris Associates L.P. ("Harris Associates")
Managers:    Robert M. Levy, Edward S. Loeb and Michael J. Mangan
Category:    Large-Cap Equity

     Ticker Symbol:          Class Y
                             -------
                              NEOYX

Investment Goal

The Fund seeks opportunities for long-term capital growth and income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all its assets in common stock of large- and mid-capitalization companies in any industry.

Harris Associates uses a value investment philosophy in selecting equity securities. This philosophy is based upon the belief that, over time, a company's stock price converges with the company's true business value. By "true business value," Harris Associates means its estimate of the price a knowledgeable buyer would pay to acquire the entire business. Harris Associates believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the Fund's investment objectives.

The Fund may also:

o Invest in foreign securities traded in U.S. markets (through American Depositary Receipts ("ADRs") or stocks sold in U.S. dollars). ADRs are securities issued by a U.S. bank that represent shares of a foreign company.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: ADRs may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 2002. Therefore, the chart and table reflect results achieved by different subadvisers under different investment strategies. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                -------------------------------------------
                              (total return)
                  1999      2000       2001         2002
                  9.77%    -6.97%     13.99%       19.61%
                -------------------------------------------

/\  Highest Quarterly Return: Fourth Quarter 2001, up 11.08%
--
--
\/  Lowest Quarterly Return: Third Quarter 2001, down 16.94%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Russell 1000 Value Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater value orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


-------------------------------------------------------------------------------
                                                                   Since Class
Average Annual Total returns                                        Inception
(For the periods ended December 31, 2002)     Past 1 Year          (11/18/98)
-------------------------------------------------------------------------------
Class Y - Return Before Taxes                   -19.61%              -6.36%
    Return After Taxes on Distributions*        -19.61%              -7.62%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                     -12.04%              -5.02%
-------------------------------------------------------------------------------
Russell 1000 Value Index**+                     -15.52%              -1.32%
S&P 500 Index**                                 -22.10%              -5.88%
-------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 11/30/98.

+ The Russell 1000 Value Index replaced the S&P 500 Index as the Fund's comparative index because CDC IXIS Advisers believes it is more representative of the types of stocks in which the Fund can invest.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest International Equity Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Alexander Muromcew, John Tribolet and Eswar Menon
Category:    International Equity

Ticker Symbol:   Class Y
                 -------
                  NEIYX

Investment Goal

The Fund seeks total return from long-term capital growth and dividend income.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will invest primarily in companies organized or headquartered outside of the United States. The Fund will hold securities from at least three different countries, including those within emerging markets. The Fund will focus on securities with large market capitalizations but may invest in securities with any size capitalizations.

Loomis Sayles uses a bottom-up, fundamental research process to build the Fund's portfolio. Combining careful research with visits with management, Loomis Sayles looks for growth oriented stocks of well-managed companies that are industry leaders globally and possess strong competitive positions with pricing power and strong distribution. Improving business or financial fundamentals are catalysts for buy decisions while deteriorating fundamentals or better opportunities in other companies will trigger sell decisions. In addition to its bottom-up approach to security selection, an overlay of country and industry macro data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk. The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas. Together with discipline and a thorough decision-making process, the Loomis Sayles research operation seeks to provide investors with a successful investment strategy.

Loomis Sayles uses a "No-Walls Decision Making(SM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

The Fund may also:

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on February 14, 1997. This chart and table reflect results achieved by the previous subadviser under different investment strategies for periods prior to February 14, 1997. The Fund's performance may have been different under its current advisory arrangements and investment strategies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

-------------------------------------------------------------------------------------------------------------
                                                    (total return)
   1994         1995         1996        1997        1998        1999        2000        2001        2002
   8.93%        6.56%        3.95%      -6.74%      7.29%       88.61%      -28.16      -22.97%     -20.44%
-------------------------------------------------------------------------------------------------------------

/\   Highest Quarterly Return:
--     Fourth Quarter 1999, up 66.97%

--   Lowest Quarterly Return:
\/     Third Quarter 2002, down 19.53%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the Morgan Stanley Capital International Europe, Australasia and Far East Index (" MSCI EAFE"), an unmanaged index of the performance of companies representing stock markets in Europe, Australia, New Zealand and the Far East. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


-----------------------------------------------------------------------------------------------------------
                                                                                               Since Class
Average Annual Total Returns                                                                    Inception
(for the periods ended December 31, 2002)          Past 1 Year           Past 5 Years            (9/9/93)
-----------------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes                        -20.44%                -2.29%                 0.10%
    Return After Taxes on Distributions*             -20.44%                -3.61%                -1.19%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -12.55%                -2.03%                -0.18%
-----------------------------------------------------------------------------------------------------------
MSCI EAFE**                                          -15.66%                -2.61%                 1.59%
-----------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated as of 9/30/93.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Large Cap Growth Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
Managers:    William R. Berger, Brian A. Grove and Curt E. Rohrman
Category:    Large-Cap Equity

Ticker Symbol:   Class Y
                 -------
                  NRLYX

Investment Goal

The Fund seeks long-term growth of capital by investing in equity securities of companies with large market capitalizations that the subadviser believes have better than average long-term growth potential. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market circumstances, the Fund will invest at least 80% of its net assets in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index, a nationally recognized index of growth-oriented companies. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

/     Sustainable competitive advantage

/     Positive Earnings Trends

/     Quality Management

/     Strong Financials

In selecting investments for the Fund's portfolio, Vaughan Nelson employs the following strategy:

o     Screen for companies with at least $1 billion in market capitalization.

o Screen for strong earnings and revenue growth over rolling 1, 3 and 5-year periods.

o Apply growth rate analysis and industry research to select 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

The Fund may also:

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

o Invest in foreign securities including American Depositary Receipts, which are securities issued by a U.S. bank that represent shares of a foreign company.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Because of these and other risks, the Fund may underperform certain other stock funds during periods when large company growth stocks are generally out of favor.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below, prior to July 1, 2001, reflect the results achieved by the Fund's predecessor under different advisory arrangements and different investment strategies. The Fund's current subadviser assumed that function on July 1, 2001. The Fund's performance may have been different had its current arrangements been in place during the periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since the first full year of operations of the Fund's predecessor.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        ---------------------------------
                                  (total return)+
                          2000         2001       2002
                         -8.87%      -22.65%     -35.61%
                        ---------------------------------

/\  Highest Quarterly Return: First Quarter 2000, up 13.26%
--
--
\/  Lowest Quarterly Return: Second Quarter 2002, down 19.74%


The table below shows the Fund's predecessor's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception, if shorter) compared to those of the Russell 1000 Growth Index, an unmanaged index measuring the performance of those Russell 1000 companies selected for their greater growth orientation. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Russell 1000 Growth Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


-------------------------------------------------------------------------------
                                                                  Since Class
Average Annual Total Returns+                                       Inception
(for the periods ended December 31, 2002)          Past 1 Year     (10/29/99)
-------------------------------------------------------------------------------
Class Y - Return Before Taxes                        -35.61%         -15.07%
    Return After Taxes on Distributions*             -35.61%         -15.83%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -21.86%         -11.72%
-------------------------------------------------------------------------------
Russell 1000 Growth Index**                          -27.88%         -18.76%
-------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from October 31, 1999.

+ The returns shown above reflect the results of the Kobrick Growth Fund through November 16, 2001, whose assets and liabilities were reorganized into the Fund on November 16, 2001.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Targeted Equity Fund

Adviser:     Capital Growth Management Limited Partnership ("CGM")
Manager:     G. Kenneth Heebner
Category:    Large-Cap Equity

Ticker Symbol:   Class Y
                 -------
                  NEGYX

Investment Goal

The Fund seeks long-term growth of capital through investment in equity securities of companies whose earnings are expected to grow at a faster rate than that of the overall United States economy.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in equity investments. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund will generally invest in a focused portfolio of common stocks of large capitalization companies that CGM expects will grow at a faster rate than that of the overall United States economy. When CGM believes that market conditions warrant, however, CGM may select stocks based upon overall economic factors such as the general economic outlook, the level and direction of interest rates and potential impact of inflation. The Fund will not invest in small capitalization companies.

In general, CGM seeks companies with the following characteristics, although not all of the companies selected will have these attributes:

/     well-established, with records of above-average growth

/     promise of maintaining their leadership positions in their industries

/ likely to benefit from internal revitalization or innovations, changes in consumer demand, or basic economic forces

Rather than following a particular style, CGM employs a flexible approach and seeks to take advantage of opportunities as they arise. In making an investment decision, CGM generally employs the following methods:

o It uses a top-down approach, meaning that it analyzes the overall economic factors that may affect a potential investment.

o CGM then conducts a thorough analysis of certain industries and companies, evaluating the fundamentals of each on a case-by-case basis and focusing on companies that it determines are attractively valued.

o CGM's ultimate decision to purchase a security results from a thorough assessment of all of the information that CGM deems to be relevant at the time of investment.

o CGM will sell a stock if it determines that its investment expectations are not being met, if better opportunities are identified or if its price objective has been attained.

The Fund may also:

o     Invest a significant portion of its assets in a single industry sector.

o     Invest in foreign securities.

o     Invest in other investment companies.

o     Invest in real estate investment trusts ("REITs").

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic, political or other conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Although the Fund is diversified, its focused approach means that its relatively small number of holdings may result in greater share price fluctuations than a more diversified mutual fund. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

Focused investment risk: Because the Fund may invest in a small number of industries, it may have more risk because the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities.

Investments in other investment companies: May indirectly bear service and other fees in addition to its own expenses.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                        ---------------------------------
                                  (total return)
                          2000         2001       2002
                         -4.23%      -15.86%     -28.28%
                        ---------------------------------

/\  Highest Quarterly Return: Fourth Quarter 1999, up 19.58%
--
--
\/  Lowest Quarterly Return: Third Quarter 2001, down 19.47%


The table below shows the Fund's average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compared to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The S&P 500 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


--------------------------------------------------------------------------------
                                                                   Since Class
Average Annual Total Returns                                        Inception
(for the period ended December 31, 2002)           Past 1 Year      (6/30/99)
--------------------------------------------------------------------------------
Class Y - Return Before Taxes                        -28.28%         -12.20%
    Return After Taxes on Distributions*             -28.28%         -14.35%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -17.36%          -9.54%
--------------------------------------------------------------------------------
S&P 500 Index**                                      -22.10%         -10.29%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)


--------------------------------------------------------------------------------
                                                         All Funds Class Y
--------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases            None
--------------------------------------------------------------------------------
   Maximum deferred sales charge (load)                        None
--------------------------------------------------------------------------------
   Redemption fees                                             None*
--------------------------------------------------------------------------------


* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


------------------------------------------------------------------------------------------------------------------------------------
                                            AEW Real Estate Fund(1)      Growth and Income Fund       International Equity Fund
                                                    Class Y                      Class Y                      Class Y
------------------------------------------------------------------------------------------------------------------------------------
  Management fees                                     0.80%                        0.69%                        0.90%
  Distribution and/or service (12b-1) fees            0.00%                        0.00%                        0.00%
  Other expenses                                      0.98%                        0.27%                        0.70%
  Total annual fund operating expenses                1.78%                        0.96%                        1.60%
  Fee Waiver/Expense Reimbursment                     0.53%                        0.00%                        0.00%
  Net Expenses                                        1.25%                        0.96%                        1.60%


---------------------------------------------------------------------------------------------------
                                           Large Cap Growth Fund(2)       Targeted Equity Fund
---------------------------------------------------------------------------------------------------
                                                   Class Y                       Class Y
---------------------------------------------------------------------------------------------------
  Management fees                                    0.90%                         0.69%
  Distribution and/or service (12b-1) fees           0.00%                         0.00%
  Other expenses                                     0.87%                         0.23%
  Total annual fund operating expenses               1.77%                         0.92%
  Fee Waiver/Expense Reimbursment                    0.62%                         0.00%
  Net Expenses                                       1.15%                         0.92%

(1) AEW has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.

(2) CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.15% of the Fund's average daily net assets for Class Y shares. This undertaking is in effect through April 30, 2004.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------------------------
                            AEW Real Estate Fund              Growth and Income Fund              International Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
                                   Class Y                            Class Y                              Class Y
------------------------------------------------------------------------------------------------------------------------------------
  1 year                           $   127                            $    98                              $   163
  3 years                          $   509                            $   306                              $   505
------------------------------------------------------------------------------------------------------------------------------------
  5 years                          $   915                            $   531                              $   871
  10 years                         $ 2,051                            $ 1,178                              $ 1,900
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                            Large Cap Growth Fund               Targeted Equity Fund
-------------------------------------------------------------------------------------------
                                   Class Y                            Class Y
-------------------------------------------------------------------------------------------
  1 year                           $   117                            $    94
  3 years                          $   497                            $   293
-------------------------------------------------------------------------------------------
  5 years                          $   901                            $   509
  10 years                         $ 2,033                            $ 1,131
-------------------------------------------------------------------------------------------

* The example is based on the Net Expenses shown above for the 1-year period for AEW Real Estate Fund and Large Cap Growth Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds except AEW Real Estate Fund) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds except AEW Real Estate and Growth and Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.


Emerging Markets Risk (International Equity Fund) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds except AEW Real Estate Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (AEW Real Estate Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (AEW Real Estate and International Equity Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Advisers and Subadvisers


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Equity Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Advisers

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds except AEW Real Estate Fund (for which AEW serves as adviser) and Targeted Equity Fund (for which CGM serves as adviser). CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund except AEW Real Estate Fund and Targeted Equity Fund. It also provides general business management and administration to each Fund except AEW Real Estate Fund and Targeted Equity Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. AEW, CGM and the subadvisers listed below make the investment decisions for their respective Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002 as a percentage of each Fund's average daily net assets were 0.685% for the Growth and Income Fund, 0.900% for the International Equity Fund and 0.376% for the Large Cap Growth Fund (after waiver or reimbursement).

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the adviser to the AEW Real Estate Fund. AEW is a subsidiary of CDC IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $6.3 billion of client capital as of December 31, 2002. For the fiscal year ended January 31, 2003, AEW Real Estate Fund paid 0.000% (after waiver or reimbursement) of its average daily net assets to AEW in advisory fees.

CGM, located at One International Place, Boston, Massachusetts 02110, has served as adviser to the Targeted Equity Fund since CGM's inception in 1989. It also serves as investment adviser to four additional mutual funds and various institutional investors. CGM is an affiliate of CDC IXIS Asset Management North America and had over $2.8 billion in assets under management as of December 31, 2002. For the fiscal year ended December 31, 2002, Targeted Equity Fund paid 0.688% of its average daily net assets to CGM in advisory fees.

Subadvisers

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to the Growth and Income Fund. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships. Prior to July 1, 2002, Westpeak Global Advisors, L.P. was the subadviser to the Growth and Income Fund. The advisory fee rates under the Fund's agreement with Westpeak Global Advisors, L.P. were the same as the rates under the current agreement with Harris Associates.


Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the International Equity Fund. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Large Cap Growth Fund. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2002, Vaughan Nelson had $3.6 billion in assets under management.

Management Team

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or any adviser or subadviser. In placing trades, any adviser or subadviser will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


William R. Berger

William R. Berger co-manages the Large Cap Growth Fund having previously co-managed the Fund from July 2001 to November 2002. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Berger, Senior Portfolio Manager, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 14 years of investment management experience.

Brian A. Grove

Brian A. Grove co-manages the Large Cap Growth Fund. He also co-manages Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Grove, Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

G. Kenneth Heebner

G. Kenneth Heebner has managed the Targeted Equity Fund since 1976. Mr. Heebner currently serves as senior portfolio manager of CGM, which he co-founded in 1989. Mr. Heebner received a B.S. from Amherst College and an M.B.A. from Harvard Business School. He holds the designation of Chartered Financial Analyst and is a 37-year veteran of the investment industry.

Robert M. Levy

Robert M. Levy serves as portfolio manager to the Growth and Income Fund. He also co-manages the Harris segment of the CDC Nvest Star Value Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Edward S. Loeb

Edward S. Loeb serves as portfolio manager to the Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.B.A. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Michael J. Mangan

Michael J. Mangan serves as portfolio manager to the Growth and Income Fund. Mr. Mangan, Portfolio Manager of Harris Associates, joined the firm in 1997. Prior to joining Harris Associates, Mr. Mangan was a Portfolio Manager with Stein Roe & Farnam from 1988 through 1997. Mr. Mangan received a B.B.A. from the University of Iowa and an M.B.A. from Northwestern University. He is a CPA, holds the designation of Chartered Financial Analyst and has over 13 years of investment management experience.

Eswar Menon

Eswar Menon serves as co-portfolio manager for the International Equity Fund, concentrating on emerging markets. He also co-manages the Loomis Sayles' segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund, and Loomis Sayles Emerging Markets Fund and leads a team of managers responsible for the management of the International segment of the Loomis Sayles Global Technology Fund. Mr. Menon, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 until 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California, and a B.S. from Indian Institute of Technology, Madras, India. He has over 13 years of investment experience.

Management Team

Alexander Muromcew

Alexander Muromcew serves as co-portfolio manager for the International Equity Fund, concentrating on Asian markets. Mr. Muromcew, Vice President of Loomis Sayles, joined the company in 1999. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College and has over 12 years of investment experience.

Curt E. Rohrman

Curt E. Rohrman has served as co-portfolio manager of the Large Cap Growth Fund since November 2002. He also serves as co-portfolio manager of Vaughan Nelson's segment of the CDC Nvest Star Growth Fund. Mr. Rohrman, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

John Tribolet

John Tribolet serves as co-portfolio manager for the International Equity Fund, concentrating on European markets. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Worldwide Fund, the International Equities sector of Loomis Sayles Worldwide Fund, Loomis Sayles International Equity Fund and Loomis Sayles Emerging Markets Fund. Mr. Tribolet, Vice President of Loomis Sayles, joined the company in 1999. Prior to joining Loomis Sayles, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 until 1999. Mr. Tribolet received a B.S. from Columbia University. He has over 11 years of investment experience.

Matthew A. Troxell

Matthew A. Troxell has managed the AEW Real Estate Fund since its inception. Mr. Troxell joined AEW in 1994 and is a Principal of the company. Mr. Troxell, a member of the National Association of Real Estate Investment Trusts, received a B.A. from Tufts University. He holds the designation of Chartered Financial Analyst and has over 21 years of experience in investment analysis and portfolio management.

Management Team

Adviser and Subadviser Past Performance Information

Advisor - AEW (AEW Composite)


The returns shown below represent composite returns derived from performance data furnished by AEW relating to a group of private accounts managed by AEW Capital Management, L.P. (the "AEW Composite") with substantially similar investment objectives, strategies and policies as the CDC Nvest AEW Real Estate Fund. (AEW is a limited partnership that is a controlled affiliate of AEW Capital Management, L.P. and a subsidiary of CDC IXIS Asset Management North America.) Matthew Troxell, CDC Nvest AEW Real Estate Fund's portfolio manager, has been the lead manager for the accounts underlying the AEW Composite since July 1999.

The accounts underlying the AEW Composite have not been subject to the same types of expenses to which the CDC Nvest AEW Real Estate Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The AEW Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the CDC Nvest AEW Real Estate Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the AEW Composite, which may negatively impact performance. The information regarding the performance of the AEW Composite does not represent CDC Nvest AEW Real Estate Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest AEW Real Estate Fund commenced operations on September 1, 2000 and has the historical performance record shown on page 3.

The table below shows the average annual total return of the AEW Composite for the one-year period ended December 31, 2002 and for the period from July 1, 1999 through December 31, 2002. The AEW Composite returns are also compared against the Morgan Stanley REIT Index. The past performance data for the AEW Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the AEW Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest AEW Real Estate Fund are higher than the aggregate fees and expenses paid by the accounts underlying the AEW Composite. The performance of the AEW Composite would have been lower than that shown below if it had been subject to the fees and expenses of CDC Nvest AEW Real Estate Fund.

--------------------------------------------------------------------------------
   Average Annual Total Returns (1)
--------------------------------------------------------------------------------
   (for the period ending December 31, 2002)       1 Year    Since July 1, 1999
--------------------------------------------------------------------------------
  AEW Composite                                     3.22%           10.23%
  Morgan Stanley REIT Index                         3.64%            9.00%
--------------------------------------------------------------------------------

(1) The AEW Composite consists of all client accounts whose portfolios were managed by Matthew Troxell at AEW Capital Management, L.P. for the one-year period ending December 31, 2002 and for the period from July 1, 1999 until December 31, 2002 using investment policies and strategies substantially similar to those that are used to manage CDC Nvest AEW Real Estate Fund. The AEW Composite does not include the two closed-end funds managed by Mr. Troxell because the funds do not have investment policies and strategies that are substantially similar to those of the CDC Nvest AEW Real Estate Fund. Additionally, the funds' use of derivatives and leverage makes comparisons misleading. The average annual total return for the AEW Composite was calculated using a time-weighted rate of return which differs in part from the prescribed formula used by mutual funds to calculate their returns. The Morgan Stanley REIT Index is a market capitalization-weighted, unmanaged, total-return index of REITs that meet certain liquidity requirements. The index was designed to track the total-return performance of a broad group of REIT stocks assuming dividend reinvestment in the index. You cannot invest directly in an index. The Morgan Stanley REIT Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.

Management Team

Adviser and Subadviser Past Performance Information

Subadviser - Harris Associates (Harris Large Cap Value Composite)

The returns shown below represent the returns derived from performance data furnished by Harris Associates relating to a group of accounts advised by Harris Associates with substantially similar investment objectives, strategies and policies as CDC Nvest Growth and Income Fund (the "Harris Large Cap Value Composite").


The accounts underlying the Harris Large Cap Value Composite have not been subject to the same types of expenses to which CDC Nvest Growth and Income Fund is subject nor to the diversification requirements, investment limitations and other restrictions to which the Fund is subject under the Investment Company Act of 1940 and the Internal Revenue Code. The Harris Large Cap Value Composite's performance results may have been less favorable had they been subject to these expenses or restrictions or to other restrictions applicable to investment companies under relevant laws. In addition, the Fund may be subject to more frequent inflows and outflows of assets than the accounts underlying the Harris Large Cap Value Composite, which may negatively impact performance. The information regarding the performance of the Harris Large Cap Value Composite does not represent CDC Nvest Growth and Income Fund's performance. Such information should not be considered a prediction of the future performance of the Fund. CDC Nvest Growth and Income Fund commenced operations on May 6, 1931, and has the historical performance record shown on page 5. Harris Associates did not become the CDC Nvest Growth and Income Fund's subadviser until July 1, 2002.


The table below shows the average annual total returns for the Harris Large Cap Value Composite for one year and since its inception. The Harris Large Cap Value Composite returns are also compared against the S&P 500 Index and the Russell 1000 Value Index. The past performance data for the Harris Large Cap Value Composite has been adjusted to reflect the aggregate management fees and other expenses actually paid by the accounts underlying the Harris Large Cap Value Composite and assumes the reinvestment of all dividends and distributions. The fees and expenses paid by CDC Nvest Growth and Income Fund are higher than the aggregate fees and expenses paid by the accounts underlying the Harris Large Cap Value Composite. The performance of the Harris Large Cap Value Composite would have been lower than that shown below if they had been subject to the fees and expenses of CDC Nvest Growth and Income Fund.


--------------------------------------------------------------------------------
   Average Annual Total Returns (1)
   (for the period ending December 31, 2002)     1 Year       Since Inception
--------------------------------------------------------------------------------
  Harris Large Cap Value Composite               -14.92%           4.30%(2)
  Russell 1000 Value Index                       -15.53%          -1.26%(2)
  S&P 500 Index                                  -22.18%          -4.19%(2)
--------------------------------------------------------------------------------


(1) Average Annual Total Returns: The Harris Large Cap Value Composite consists of all client accounts whose portfolios are managed using investment policies and strategies substantially similar to those that are used to manage CDC Nvest Growth and Income Fund. The Russell 1000 Value Index is a subset of stocks from the larger Russell 1000 Index, selected for their greater value orientation. The S&P 500 Index is a commonly used benchmark of U.S. equity securities. The indices are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Harris Large Cap Value Composite's performance to broad-based market indices. These comparative indices' returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(2)   As of inception of the Harris Large Cap Value Composite, July 1, 1998.

Fund Services

It's Easy to Open an Account

To open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

            Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

            A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

            There is no initial or subsequent investment minimum for:

o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

o Separate Accounts of New England Financial, MetLife or their affiliates.

o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y Shares.

Fund Services

Buying Shares

                             Opening an Account                     Adding to an Account
Through Your Investment Dealer

                  o Call your investment dealer for information about opening or adding to an account.

By Mail

                  o     Make out a check in U.S.         o     Make out a check in U.S.
                        dollars for the investment             dollars for the investment
                        amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                        Funds." Third party checks and         Funds." Third party checks and
[envelope icon]         "starter" checks will not be           "starter" checks will not be
                        accepted.                              accepted.


                  o     Mail the check with your         o     Complete the investment slip
                        completed application to CDC           from an account statement or
                        Nvest Funds, P.O. Box 219579,          include a letter specifying
                        Kansas City, MO 64121-9579.            the Fund name, your class of
                                                               shares, your account number
                                                               and the registered account
                                                               name(s).



By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus      o     Call your investment dealer or
                        for the Fund into which you            CDC Nvest Funds to request an
                        are exchanging by calling your         exchange.
[exchange icon]         investment dealer or CDC Nvest
                        Funds at 800-225-5478.           o     Call your investment dealer or
                                                               CDC Nvest Funds at
                                                               800-225-5478 to request an
                                                               exchange.

By Wire

                  o     Call CDC Nvest Funds at          o     Instruct your bank to transfer
                        800-225-5478 to obtain an              funds to State Street Bank &
                        account number and wire                Trust Company, ABA# 011000028,
                        transfer instructions. Your            DDA# 99011538.
                        bank may charge you for such a
[wire icon]             transfer.                        o     Specify the Fund name, your
                                                               class of shares, your account
                                                               number and the registered
                                                               account name(s). Your bank may
                                                               charge you for such a
                                                               transfer.

Through Automated Clearing House ("ACH")

                  o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                        whether it is a member of the          800-225-5478 to add shares to
                        ACH system.                            your account through ACH.

                  o     Complete the "Bank               o     If you have not signed up for
                        Information" section on your           the ACH system, please call
[ACH icon]              account application.                   CDC Nvest Funds for a Service
                                                               Options Form.
                  o     Mail your completed
                        application to CDC Nvest
                        Funds, P.O. Box 219579, Kansas
                        City, MO 64121-9579.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o     Call your investment dealer for information.

By Mail

                        o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                        o     The request must be signed by all of the owners of
[envelope icon]               the shares and must include the capacity in which
                              they are signing, if appropriate.


                        o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 390 West 9th Street, Kansas City, MO 64105-1514.


                        o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for the Fund into
                              which you are exchanging by calling your
[exchange icon]               investment dealer or CDC Nvest Funds at
                              800-225-5478.

                        o     Call CDC Nvest Funds to request an exchange.

By Wire

                        o Complete the "Bank Information" section on your account application.

                        o Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.
[wire icon]
                        o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                        o Ask your bank or credit union whether it is a member of the ACH system.

                        o Complete the "Bank Information" section on your account application.
[ACH icon]
                        o If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 for a Service Options Form.

                        o     Call CDC Nvest Funds to request an ACH redemption.

                        o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                        o     Call CDC Nvest Funds at 800-225-5478 to choose the
[telephone icon]              method you wish to use to redeem your shares. You
                              may receive your proceeds by mail, by wire or through ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or,

o the proceeds are sent by check, wire or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee.

A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund that offers Class Y shares or for Class A shares of a Money Market Fund. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Fund Services

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                     Situation
The Fund may suspend the right of               o     When the New York Stock Exchange
redemption or postpone payment for more               (the "Exchange") is closed (other
than 7 days:                                          than a weekend/holiday)

                                                o     During an emergency

                                                o     Any other period permitted by the
                                                      SEC

The Fund reserves the right to suspend          o     With a notice of a dispute
account services or refuse transaction                between registered owners
requests:
                                                o     With suspicion/evidence of a
                                                      fraudulent act

The Fund may pay the redemption price           o     When it is detrimental for a Fund
in whole or in part by a distribution                 to make cash payments as
in kind of readily marketable                         determined in the sole discretion
securities in lieu of cash or may take                of the adviser or subadviser
up to 7 days to pay a redemption
request in order to raise capital:

The Fund may withhold redemption                o     When redemptions are made within
proceeds until the check or funds have                10 calendar days of purchase by
cleared:                                              check or ACH of the shares being
                                                      redeemed


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                     Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =  ---------------------------------------------------------------------------
                                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which it may accept orders after 5:00 p.m. Orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. The following table shows when each Fund expects to distribute dividends. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


--------------------------------------------------------------------------------
                        Dividend Payment Schedule
               Annually                           Quarterly
--------------------------------------------------------------------------------
          Growth and Income                    AEW Real Estate
        International Equity
          Large Cap Growth
           Targeted Equity
--------------------------------------------------------------------------------


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

Fund Services

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including AEW Real Estate and Targeted Equity Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. The Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are also unclear at this time, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these proposed changes would affect the foregoing discussion.


Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

                       This page left blank intentionally.

Financial Performance


The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss)
                                       from investment operations:                         Less distributions:
                                   --------------------------------------  -----------------------------------------------------

                       Net asset
                         value,        Net     Net realized                  Dividends    Distributions
                       beginning   investment and unrealized   Total from      from          from net
                           of        income   gain (loss) on   investment  net investment    realized     Return of     Total
                       the period    (loss)     investments    operations      income      capital gains   capital  distributions
                       ----------  ---------- --------------   ----------  -------------- --------------  --------- -------------
AEW REAL ESTATE FUND
    Class Y
   01/31/2003            $11.21     $ 0.42(d)      $(0.22)       $ 0.20      $(0.45)          $(0.16)      $   --     $(0.61)
   01/31/2002             10.49       0.58(d)        0.81          1.39       (0.56)           (0.11)          --      (0.67)
   01/31/2001 (g)         10.00       0.23(d)        0.55          0.78       (0.29)              --           --      (0.29)

GROWTH AND INCOME FUND
    Class Y
   12/31/2002            $11.93     $ 0.07(d)      $(2.41)       $(2.34)     $   --           $   --       $   --     $   --
   12/31/2001             13.87       0.06(d)       (2.00)        (1.94)         --               --           --         --
   12/31/2000             15.36       0.07(d)       (1.10)        (1.03)         --            (0.46)          --      (0.46)
   12/31/1999             16.57       0.02           1.51          1.53       (0.08)           (2.66)          --      (2.74)
   12/31/1998(h)          15.42       0.02           1.22          1.24       (0.02)           (0.07)          --      (0.09)

INTERNATIONAL EQUITY
FUND
    Class Y
   12/31/2002             13.11       0.01(d)       (2.69)        (2.68)         --               --           --         --
   12/31/2001             17.02      (0.02)(d)      (3.89)        (3.91)         --               --           --         --
   12/31/2000             25.81      (0.10)(d)      (7.04)        (7.14)      (0.17)           (1.48)          --      (1.65)
   12/31/1999             14.45       0.02(d)       12.54         12.56       (0.07)           (1.13)          --      (1.20)
   12/31/1998             14.35       0.25(d)        0.77          1.02       (0.64)           (0.28)          --      (0.92)

LARGE CAP GROWTH FUND*
    Class Y
   12/31/2002             13.93      (0.01)(d)      (4.95)        (4.96)         --               --           --         --
   12/31/2001(i)          12.46      (0.01)(d)       1.48          1.47          --               --           --         --
    9/30/2001             21.73      (0.01)(d)      (7.90)        (7.91)         --            (1.36)          --      (1.36)
    9/30/2000(j)          16.21      (0.06)(d)       5.58          5.52          --               --           --         --

TARGETED EQUITY FUND
    Class Y
   12/31/2002              7.85      (0.02)(d)      (2.20)        (2.22)         --               --           --         --
   12/31/2001              9.37       0.01(d)       (1.50)        (1.49)      (0.03)              --           --      (0.03)
   12/31/2000             11.01       0.12(d)       (0.60)        (0.48)      (0.09)           (1.07)          --      (1.16)
   12/31/1999(k)          11.94       0.03           0.99          1.02          --            (1.95)         --       (1.95)

* The financial information for the periods through November 16, 2001 reflects the financial information for Kobrick Growth Fund's Class Y shares which were reorganized into Class Y shares of Large Cap Growth Fund as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and had a September 30 fiscal year end.

(a)   Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Had certain expenses not been reduced during the periods shown, total returns would have been lower.

(f) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

                                                       Ratios to average net assets:
                                                ------------------------------------------

    Net asset                    Net assets,                    Expenses
     value,         Total          end of                     after expense  Net investment    Portfolio
     end of        return        the period      Expenses      reductions    income (loss)     turnover
   the period      (%) (a)          (000)         (%) (b)       (%)(b)(c)        (%) (b)       rate (%)
  -----------    -----------    -----------     -----------    -----------   --------------   -----------
    $10.80          1.5(e)       $   1,521         1.25(f)        1.25(f)         3.72            35
     11.21         13.5(e)             611         1.25(f)        1.25(f)         5.35            36
     10.49          7.8(e)             539         1.25(f)        1.25(f)         5.40            12

    $ 9.59        (19.6)         $  10,569         0.96           0.94            0.66           195
     11.93        (14.0)            11,918         0.91           0.87            0.52           154
     13.87         (7.0)            10,131         0.87           0.84            0.48           139
     15.36          9.8             14,377         0.96           0.96           (0.73)          133
     16.57          8.1                  1         0.98           0.98            0.58           114

     10.43        (20.4)             3,330         1.60           1.58            0.07           125
     13.11        (23.0)             7,249         1.49           1.49           (0.11)          172
     17.02        (28.2)            11,940         1.39           1.39           (0.44)          212
     25.81         88.6(e)          14,441         1.55(f)        1.55(f)         0.10           229
     14.45          7.3(e)           5,552         1.31(f)        1.31(f)         1.64           105

      8.97        (35.6)(e)            792         1.15(f)        1.12(f)        (0.12)           44
     13.93         11.8(e)           1,196         1.15(f)        1.11(f)        (0.32)           27
     12.46        (38.3)(e)          1,251         1.15(f)        0.98(f)        (0.06)          724
     21.73         34.1(e)           1,746         1.15(f)        0.95(f)        (0.28)          826

      5.63        (28.3)             5,522         0.92           0.84           (0.31)          223
      7.85        (15.9)             8,785         0.87           0.83            0.13           243
      9.37         (4.2)            12,260         0.85           0.83            1.16           266
     11.01          9.7             15,418         0.87           0.87            0.48           206

(g) For the period August 31, 2000 (commencement of operations) through January 31, 2001.

(h)   For the period November 18, 1998 (inception) through December 31, 1998.

(i)   For the three months ended December 31, 2001.

(j)   For the period October 29, 1999 (inception) through September 30, 2000.

(k)   For the period June 30, 1999 (inception) through December 31, 1999.

Glossary of Terms


American Depositary Receipts (ADRs) -- Instruments issued by U.S. banks that represent an interest in equity securities held by arrangement with the bank. These instruments can be either "sponsored" or "unsponsored." Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Debt-to-Total Capital Ratio -- Total debt (current and long-term) divided by total capital (debt and equity). This ratio provides information regarding the extent of a company's reliance on debt financing. A high ratio indicates a high degree of financial leverage and a high degree of risk.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.


European Depositary Receipts (EDRs) -- Instruments issued by European banks that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


FFO Multiple - The price per share of a REIT divided by its Funds from Operations (FFO). The FFO of a REIT is the measure of its operating performance showing its net income plus depreciation of real estate and excluding gains or losses from sales of property or debt restructuring.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.


Global Depositary Receipts (GDRs) -- Instruments issued by companies and offered in many markets around the world that represent an interest in equity securities held by arrangement with the bank. Sponsored depositary receipts are issued by banks in cooperation with the issuer of the underlying equity securities. Unsponsored depositary receipts are arranged without involvement by the issuer of the underlying equity securities.


Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.


Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

            If you would like more information about the Funds, the
              following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of the Funds' annual or
             semiannual report or their SAI, contact your financial
                        representative, or the Funds at:

                  CDC IXIS Asset Management Distributors, L.P.,
                      399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.
  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)
                   (Investment Company Act File No. 811-7345)
                   (Investment Company Act File No. 811-09945)

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers,
       Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
       The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.


                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.



(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors. (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.


                                    YS51-0503

                       [LOGO] CDC Nvest Funds(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

WHAT'S INSIDE

Goals, Strategies &
Risks ..................  Page  2

Fund Fees & Expenses ...  Page 12

Management Team ........  Page 15

Fund Services ..........  Page 17

Financial Performance ..  Page 32    CDC Nvest Income Funds

LS [LOGO] LOOMIS-SAYLES a            CDC Nvest Bond Income Fund
COMPANY, L.P.                        Loomis, Sayles & Company, L.P.

                                     CDC Nvest Government Securities Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest High Income Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest Limited Term U.S. Government Fund
                                     Loomis, Sayles & Company, L.P.

                                     CDC Nvest Strategic Income Fund
                                     Loomis, Sayles & Company, L.P.

                                                                      Prospectus
                                                                     May 1, 2003


                              The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.


                              For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.


                              CDC Nvest Funds
                              399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                              www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks


CDC Nvest Bond Income Fund ................................................    2
CDC Nvest Government Securities Fund ......................................    4
CDC Nvest High Income Fund ................................................    6
CDC Nvest Limited Term U.S. Government Fund ...............................    8
CDC Nvest Strategic Income Fund ...........................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................   15
Meet the Funds' Portfolio Managers ........................................   16

Fund Services

Investing in the Funds ....................................................   17
How Sales Charges Are Calculated ..........................................   18
Ways to Reduce or Eliminate Sales Charges .................................   20
It's Easy to Open an Account ..............................................   21
Buying Shares .............................................................   22
Selling Shares ............................................................   23
Selling Shares in Writing .................................................   25
Exchanging Shares .........................................................   26
Restrictions on Buying, Selling and Exchanging Shares .....................   26
How Fund Shares Are Priced ................................................   27
Dividends and Distributions ...............................................   28
Tax Consequences ..........................................................   28
Compensation to Securities Dealers ........................................   30
Additional Investor Services ..............................................   31

Financial Performance

Financial Performance .....................................................   32

Glossary of Terms

Glossary of Terms .........................................................   38


If you have questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks


CDC Nvest Bond Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Peter W. Palfrey and
               Richard G. Raczkowski

Ticker Symbol:        Class A       Class B       Class C
                      -----------------------------------
                      NEFRX         NERBX         NECRX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds").


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

/     fixed charge coverage

/     the relationship between cash flows and debt service obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

/     earnings prospects

/     debt as a percentage of assets

/     borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may also:

o     Invest in Rule 144A securities.

o Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

o     Invest in mortgage-related securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
11.86%  -4.17%  20.77%   4.61%   11.05%  8.01%   -0.34%   7.39%    7.24%   2.84%

/\  Highest Quarterly Return: Second Quarter 1995, up 7.41%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 3.32%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to the Lehman Brothers U.S Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Since Class B    Since Class C
   Average Annual Total Returns                                                                      Inception         Inception
   (for the period ended December 31, 2002)           Past 1 Year    Past 5 Years   Past 10 Years     (9/13/93)       (12/30/94)
------------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                             -1.82%          4.02%         6.23%
    Return After Taxes on Distributions*                  -3.88%          1.34%         3.31%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                               -1.16%          1.86%         3.51%
Class B - Return Before Taxes                             -2.75%          3.90%                         5.12%
Class C - Return Before Taxes                              0.11%          3.99%                                          6.43%
------------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                     10.25%         7.55%         7.51%           7.07%            8.61%
Lehman Brothers U.S. Credit Index**                        10.53%         7.28%         7.86%           7.17%            8.90%
------------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 11/7/73.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Government Securities Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Government Income
Managers:      John Hyll and Clifton V. Rowe

Ticker Symbol:      Class A       Class B
                    ---------------------
                    NEFUX          NEUBX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

/ average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

/     average maturity of 10 years or more

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.


The Fund may also:

o     Invest in zero-coupon bonds.

o     Invest in mortgage-related securities, including stripped securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
 9.00%  -5.44%   20.03%  0.78%   10.32%  9.02%    -6.42%  12.89%   4.93%  13.35%

/\  Highest Quarterly Return: Third Quarter 2002, up 8.02%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 3.18%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------
                                                                                                   Since Class B
   Average Annual Total Returns                                                                      Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   Past 10 Years     (9/23/93)
-----------------------------------------------------------------------------------------------------------------
   Class A - Return Before Taxes                         8.22%          5.53%           6.05%
       Return After Taxes on Distributions*              6.38%          3.33%           3.58%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                           4.98%          3.28%           3.55%
   Class B - Return Before Taxes                         7.62%          5.38%                          5.20%
-----------------------------------------------------------------------------------------------------------------
   Lehman Gov't Bond Index**                            11.50%          7.77%           7.56%          6.98%
-----------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 9/16/85.

For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest High Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Matthew J. Eagan and Kathleen C. Gaffney

   Ticker Symbol:    Class A   Class B   Class C
                     ---------------------------
                      NEFHX     NEHBX     NEHCX

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies


Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.


Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:

/   issuer debt and debt maturity schedules

/   earnings prospects

/   responsiveness to changes in interest rates

/   experience and perceived strength of management

/   borrowing requirements and liquidation value

/   market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

o Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection. Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

o Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.

The Fund may also:

o     Invest in zero-coupon, pay-in-kind and Rule 144A securities.

o Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.


o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
 1993    1994    1995    1996    1997    1998    1999     2000     2001    2002
16.52%  -3.22%  11.78%  14.88%  15.37%  -1.70%   4.00%  -16.09%  -10.65%  -8.86%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
--
--
\/  Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

The table below shows how annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B   Since Class C
Average Annual Total Returns                                                                      Inception        Inception
(for the periods ended December 31, 2002)           Past 1 Year   Past 5 Years   Past 10 Years     (9/20/93)       (3/2/98)
------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                       -12.91%         -7.78%           1.08%
    Return After Taxes on Distributions*            -15.84%        -11.48%          -2.76%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          -7.90%         -7.29%           0.66%
Class B - Return Before Taxes                       -13.86%         -7.83%                         -0.23%
Class C - Return Before Taxes                       -11.26%                                                         -8.34%
Lehman Brothers High Yield Composite Index**         -1.41%          0.38%           5.86%          4.98%           -2.35%
------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from 9/30/93 for Class B shares and 3/31/98 for Class C shares. Class A commenced operations 2/22/84.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Limited Term U.S. Government Fund


Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Government Income
Managers:      John Hyll and Clifton V. Rowe

Ticker Symbol:      Class A       Class B       Class C
                    -----------------------------------
                    NEFLX          NELBX         NECLX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

/ average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc., ("Moody's")

/     effective duration range of two to four years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

o It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may also:

o Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

o     Invest in zero-coupon bonds.

o     Invest in foreign bonds denominated in U.S. dollars.

o     Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.


Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.


Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               (total return)
1993    1994    1995    1996     1997   1998     1999    2000     2001    2002
7.10%  -2.22%   13.02%  2.38%    7.27%  6.46%   -0.67%   8.34%    6.86%   8.18%

/\  Highest Quarterly Return: Third Quarter 1998, up 4.63%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 1.62%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. Government and its agencies having maturities between one and ten years. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Since Class B      Since Class C
Average Annual Total Returns                                                                      Inception           Inception
(for the periods ended December 31, 2002)           Past 1 Year   Past 5 Years   Past 10 Years    (9/27/93)          (12/30/94)
--------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                         4.94%          5.14%           5.19%
    Return After Taxes on Distributions*              3.08%          2.90%           2.72%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           2.99%          2.96%           2.86%
Class B - Return Before Taxes                         2.49%          4.78%                          4.50%
Class C - Return Before Taxes                         5.45%          4.88%                                              5.47%
Lehman Int. Gov't Bond Index**                        9.64%          7.44%           6.91%          6.60%               7.89%
--------------------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares and 12/31/94 for Class C shares. Class A commenced operations 1/3/89.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Strategic Income Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:    Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Corporate Income
Managers:      Daniel J. Fuss and Kathleen C. Gaffney

Ticker Symbol:      Class A       Class B       Class C
                    -----------------------------------
                     NEFZX         NEZBX         NECZX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies


Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.


Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

/     discounted share price compared to economic value

/     undervalued credit ratings with strong or improving credit profiles

/     yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

o Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

o The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.

The Fund may also:


o     Invest in zero-coupon or pay-in-kind bonds.

o     Invest in mortgage-related securities and stripped securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.


Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

   [THE FOLLOWING TABLE WAS DEPICTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                      (total return)
1996     1997    1998     1999    2000     2001    2002
14.49%   9.33%  -1.73%   12.17%   0.68%   -0.14%  15.47%

/\  Highest Quarterly Return: Fourth Quarter 2002, up 9.46%
--
--
\/  Lowest Quarterly Return: Third Quarter 1998, down 10.57%


The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                           Since Class Inception
(for the periods ended December 31, 2002)         Past 1 Year         Past 5 Years           (5/1/95)
------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                        10.23%               4.09%                7.07%
    Return After Taxes on Distributions*              7.61%               0.54%                3.37%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           6.15%               1.49%                3.83%
Class B - Return Before Taxes                         9.64%               4.01%                6.90%
Class C - Return Before Taxes                        12.51%               4.06%                6.72%
------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**               10.25%               7.55%                7.66%
Lehman Brothers Universal Bond Index**                9.83%               7.18%                7.57%
------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 5/31/95 for Classes A, B and C shares.

                For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------------------
                                                                All Funds except
                                                       Limited Term U.S. Government Fund   Limited Term U.S. Government Fund
                                                        Class A     Class B    Class C     Class A  Class B     Class C
------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         4.50%       None      1.00%(4)      3.00%     None     1.00% (4)
     (as a percentage of offering price)(1)(2)
------------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a                (3)        5.00%     1.00%         (3)       5.00%    1.00%
     percentage of original purchase price or
     redemption proceeds, as applicable)(2)
------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                          None*       None*      None*        None*     None*      None*


      (1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."


      (2)   Does not apply to reinvested distributions.

      (3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

      (4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.

      * Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Government
                                                  Bond Income Fund               Securities Fund              High Income Fund
                                               Class A  Class B  Class C      Class A        Class B      Class A  Class B  Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                0.41%    0.41%   0.41%        0.55%            0.55%        0.70%    0.70%    0.70%
Distribution and/or service (12b-1) fees**     0.25%    1.00%*  1.00%*       0.25%            1.00%*       0.25%*   1.00%*   1.00%*
Other expenses                                 0.52%    0.52%   0.52%        0.45%            0.45%        0.63%    0.63%    0.63%
Total annual fund operating expenses           1.18%    1.93%   1.93%        1.25%            2.00%        1.58%    2.33%    2.33%

------------------------------------------------------------------------------------------------------
                                                    Limited Term
                                                U.S. Government Fund          Strategic Income Fund
                                               Class A  Class B  Class C     Class A  Class B  Class C
------------------------------------------------------------------------------------------------------
Management fees                                0.57%    0.57%    0.57%       0.65%    0.65%    0.65%
Distribution and/or service (12b-1) fees**     0.35%    1.00%*   1.00%*      0.25%    1.00%*   1.00%*
Other expenses                                 0.43%    0.43%    0.43%       0.43%    0.43%    0.43%
Total annual fund operating expenses           1.35%    2.00%    2.00%       1.33%    2.08%    2.08%



* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Limited Term U.S. Government Fund pay a distribution fee of 0.10% of its daily net assets.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.


The example assumes that:


o     You invest $10,000 in the Fund for the time periods indicated;

o     Your investment has a 5% return each year;

o     A Fund's operating expenses remain the same; and

o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


-------------------------------------------------------------------------------------------------------------------------------
                        Bond Income Fund               Government Securities Fund               High Income Fund
             Class A      Class B           Class C       Class A      Class B      Class A      Class B            Class C
                         (1)     (2)      (1)     (2)               (1)       (2)               (1)     (2)       (1)      (2)
-------------------------------------------------------------------------------------------------------------------------------
1 year       $  565   $  696   $  196   $  394   $  294   $  572   $  703   $  203   $  603   $  736   $  236   $  434   $  334
-------------------------------------------------------------------------------------------------------------------------------
3 years      $  808   $  906   $  606   $  700   $  700   $  829   $  927   $  627   $  926   $1,027   $  727   $  820   $  820
-------------------------------------------------------------------------------------------------------------------------------
5 years      $1,070   $1,242   $1,042   $1,131   $1,131   $1,105   $1,278   $1,078   $1,272   $1,445   $1,245   $1,333   $1,333
-------------------------------------------------------------------------------------------------------------------------------
10 years**   $1,817   $2,059   $2,059   $2,331   $2,331   $1,893   $2,134   $2,134   $2,244   $2,479   $2,479   $2,739   $2,739
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                   Limited Term U.S. Government Fund              Strategic Income Fund
              Class A     Class B           Class C       Class A      Class B          Class C
                        (1)      (2)      (1)      (2)               (1)     (2)      (1)      (2)
----------------------------------------------------------------------------------------------------
1 year       $  433   $  703   $  203   $  401   $  301   $  579   $  711   $  211   $  409   $  309
----------------------------------------------------------------------------------------------------
3 years      $  715   $  927   $  627   $  721   $  721   $  852   $  952   $  652   $  745   $  745
----------------------------------------------------------------------------------------------------
5 years      $1,017   $1,278   $1,078   $1,167   $1,167   $1,146   $1,319   $1,119   $1,207   $1,207
----------------------------------------------------------------------------------------------------
10 years**   $1,875   $2,160   $2,160   $2,404   $2,404   $1,979   $2,219   $2,219   $2,486   $2,486
----------------------------------------------------------------------------------------------------


(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on Total Annual Fund Operating Expenses for all periods.


** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.


Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.


Currency Risk (Bond Income, High Income and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.


High Yield Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic turndown or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.


Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.


Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by the Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Bond Income, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that the Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest
Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which, along with the CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.414% for CDC Nvest Bond Income Fund, 0.550% for CDC Nvest Government Securities Fund, 0.700% for CDC Nvest High Income Fund, 0.570% for CDC Nvest Limited Term U.S. Government Fund, and 0.646% for CDC Nvest Strategic Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.


Subadvisory Agreements


The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed the Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 35 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager of the Government Securities Fund since January 2003 and the Limited Term U.S. Government Fund since April 2003. He also serves as portfolio manager of the Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 19 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Bond Income Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 20 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Bond Income Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts and an M.B.A. from Northeastern University and has over 18 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term U.S. Government Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1992 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and has over 11 years of investment experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public, except Government Securities Fund which offers only Class A and Class B shares. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

-------------------------------------------------------------------------------------------------------------
                                                          Class A Sales Charges
                                  All Funds Except Limited
                                  Term U.S. Government Fund                 Limited Term U.S. Government
                                As a % of             As a % of             As a % of            As a % of
   Your Investment           offering price        your investment       offering price       your investment
-------------------------------------------------------------------------------------------------------------
   Less than  $100,000           4.50%                  4.71%                 3.00%                3.09%
-------------------------------------------------------------------------------------------------------------
   $100,000 - $249,999           3.50%                  3.63%                 2.50%                2.56%
-------------------------------------------------------------------------------------------------------------
   $250,000 - $499,999           2.50%                  2.56%                 2.00%                2.04%
-------------------------------------------------------------------------------------------------------------
   $500,000 - $999,999           2.00%                  2.04%                 1.25%                1.27%
-------------------------------------------------------------------------------------------------------------
   $1,000,000 or more*           0.00%                  0.00%                 0.00%                0.00%
-------------------------------------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
                    Class B Contingent Deferred Sales Charges
       Year Since Purchase               CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                                 5.00%
--------------------------------------------------------------------------------
               2nd                                 4.00%
--------------------------------------------------------------------------------
               3rd                                 3.00%
--------------------------------------------------------------------------------
               4th                                 3.00%
--------------------------------------------------------------------------------
               5th                                 2.00%
--------------------------------------------------------------------------------
               6th                                 1.00%
--------------------------------------------------------------------------------
           thereafter                              0.00%
--------------------------------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

--------------------------------------------------------------------------------
                    Class C Contingent Deferred Sales Charges
       Year Since Purchase               CDSC on Shares Being Sold
--------------------------------------------------------------------------------
               1st                                 1.00%
--------------------------------------------------------------------------------
           thereafter                              0.00%
--------------------------------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

Fund Services

How Sales Charges Are Calculated

How the CDSC Is Applied to Your Shares - continued

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges


Class A Shares


Reducing Sales Charges


There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:


o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.


Class A or Class C shares

Eliminating Sales Charges and CDSCs


Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;

o Investments of $5 million or more in Limited Term U.S. Government Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.


Classes A, B or C Shares


Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:


--------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to          Investment Builder          Minimum for
Type of Account                                          Open an Account      or Payroll Deduction      Existing Accounts
--------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                     $2,500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                    $25                   $100
Transfers to Minors Act ("UTMA")
--------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts ("IRAs")                         $500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                            $500                    $25                   $100
--------------------------------------------------------------------------------------------------------------------------
Retirement plans with tax benefits such
as corporate pension, profit sharing                            $250                    $25                   $100
and Keogh plans
--------------------------------------------------------------------------------------------------------------------------
Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                    $25                    N/A                    $25
403(b)(7) and certain other retirement plans
--------------------------------------------------------------------------------------------------------------------------


* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

                              800-225-5478, press 1

CDC Nvest Funds Web Site

                              www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

o review your account balance, recent transactions, Fund prices and recent performance;

o     order duplicate account statements; and

o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares


                        Opening an Account                      Adding to an Account

Through Your Investment Dealer

                o Call your investment dealer for information about opening or adding to an account.
By Mail

                o     Make out a check in U.S.         o     Make out a check in U.S.
                      dollars for the investment             dollars for the investment
                      amount, payable to "CDC Nvest          amount, payable to "CDC Nvest
                      Funds." Third party checks and         Funds." Third party checks and
[ENVELOPE ICON]       "starter" checks will not be           "starter" checks will not be
                      accepted.                              accepted.

                o     Mail the check with your         o     Complete the investment slip
                      completed application to CDC           from an account statement or
                      Nvest Funds, P.O. Box 219579,          include a letter specifying
                      Kansas City, MO 64121-9579.            the Fund name, your class of
                                                             shares, your account number
                                                             and the registered account
                                                             name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                o     Obtain a current prospectus      o     Call your investment dealer or
                      for the Fund into which you            CDC Nvest Funds at
                      are exchanging by calling your         800-225-5478 or visit
                      investment dealer or CDC Nvest         www.cdcnvestfunds.com to
                      Funds at 800-225-5478.                 request an exchange.
[EXCHANGE ICON]
                o     Call your investment dealer or
                      CDC Nvest Funds or visit
                      www.cdcnvestfunds.com to
                      request an exchange.

By Wire

                o     Call CDC Nvest Funds at          o     Visit www.cdcnvestfunds.com to
                      800-225-5478 to obtain an              add shares to your account by
                      account number and wire                wire. Instruct your bank to
                      transfer instructions. Your            transfer funds to State Street
                      bank may charge you for such a         Bank & Trust Company, ABA#
                      transfer.                              011000028, and DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your account
                                                             number and the registered
                                                             account name(s). Your bank may
                                                             charge you for such a
                                                             transfer.

Through Automated Clearing House ("ACH")

                o     Ask your bank or credit union    o     Call CDC Nvest Funds at
                      whether it is a member of the          800-225-5478 or visit
                      ACH system.                            www.cdcnvestfunds.com to add
                                                             shares to your account through
                o     Complete the "Bank                     ACH.
                      Information" section on your
[ACH ICON]            account application.             o     If you have not signed up for
                                                             the ACH system, please call
                o     Mail your completed                    CDC Nvest Funds or visit
                      application to CDC Nvest               www.cdcnvestfunds.com for a
                      Funds, P.O. Box 219579, Kansas         Service Options Form.
                      City, MO 64121-9579.

Automatic Investing Through Investment Builder

                o     Indicate on your application     o     Please call CDC Nvest Funds at
                      that you would like to begin           800-225-5478 or visit
                      an automatic investment plan           www.cdcnvestfunds.com for a
                      through Investment Builder and         Service Options Form. A
[INVESTING ICON]      the amount of the monthly              signature guarantee may be
                      investment ($25 minimum).              required to add this
                                                             privilege.
                o     Include a check marked "Void"
                      or a deposit slip from your      o     See the section entitled
                      bank account.                          "Additional Investor
                                                             Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.

[ENVELOPE ICON]


                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 390 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

[EXCHANGE ICON]   o     Obtain a current prospectus for the Fund into which you
                        are exchanging by calling your investment dealer or CDC
                        Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
[WIRE ICON]             www.cdcnvestfunds.com or indicate in your redemption
                        request letter (see above) that you wish to have your proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
                        method you wish to use to redeem your shares. You may
[TELEPHONE ICON]        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.


By Check (for Class A shares of Limited Term U.S. Government Fund only)

                  o Select the checkwriting option on your application and complete the signature card.

                  o To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
[CHECKWRITING ICON]

                  o     Each check must be written for $500 or more.

                  o You may not close your account by withdrawal check. Please call your financial representative or CDC Nvest Funds to close an account.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;


o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.


A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                                 Requirements for Written Requests
Qualified retirement benefit plans (except            o     The request must include the signatures
CDC Nvest Funds prototype documents)                        of all those authorized to sign,
                                                            including title.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
Individual Retirement Accounts                        o     Additional documentation and
                                                            distribution forms may be required.
Individual, joint, sole proprietorship,               o     The request must include the signatures
UGMA/UTMA (minor accounts)                                  of all persons authorized to sign,
                                                            including title, if applicable.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
                                                      o     Additional documentation may be
                                                            required.
Corporate or association accounts                     o     The request must include the signatures
                                                            of all persons authorized to sign,
                                                            including title.
Owners or trustees of trust accounts                  o     The request must include the signatures
                                                            of all trustees authorized to sign,
                                                            including title.
                                                      o     If the names of the trustees are not
                                                            registered on the account, please
                                                            provide a copy of the trust document
                                                            certified within the past 60 days.
                                                      o     Signature guarantee, if applicable (see
                                                            above).
Joint tenancy whose co-tenants are deceased           o     The request must include the signatures
                                                            of all surviving tenants of the
                                                            account.
                                                      o     Copy of the death certificate.
                                                      o     Signature guarantee if proceeds check
                                                            is issued to other than the surviving
                                                            tenants.
Power of Attorney (POA)                               o     The request must include the signatures
                                                            of the attorney-in-fact, indicating
                                                            such title.
                                                      o     A signature guarantee.
                                                      o     Certified copy of the POA document
                                                            stating it is still in full force and
                                                            effect, specifying the exact Fund and
                                                            account number, and certified within 30
                                                            days of receipt of instructions.*
Executors of estates, administrators,                 o     The request must include the signatures
guardians, conservators                                     of all those authorized to sign,
                                                            including capacity.
                                                      o     A signature guarantee.
                                                      o     Certified copy of court document where
                                                            signer derives authority, e.g., Letters
                                                            of Administration, Conservatorship and
                                                            Letters Testamentary.*

**Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares


In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.


Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions


Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.


Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                            Situation

The Fund may suspend the right of      o     When the New York Stock
redemption or postpone payment for           Exchange (the "Exchange") is
more than 7 days:                            closed (other than a
                                             weekend/holiday)
                                       o     During an emergency
                                       o     Any other period permitted by
                                             the SEC

The Fund reserves the right to         o     With a notice of a dispute
suspend account services or refuse           between registered owners
transaction requests:

                                       o     With suspicion/evidence of a
                                             fraudulent act

The Fund may pay the redemption        o     When it is detrimental for a
price in whole or in part by a               Fund to make cash payments as
distribution in kind of readily              determined in the sole
marketable securities in lieu of             discretion of the adviser or
cash or may take up to 7 days to pay         subadviser
a redemption request in order to
raise capital:

The Fund may withhold redemption       o     When redemptions are made
proceeds until the check or funds            within 10 calendar days of
have cleared:                                purchase by check or ACH of
                                             the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

Small Account Policy


The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:
--------------------------------------------------------------------------------
                                 Total market value of securities +
                                 Cash and other assets - Liabilities
   Net Asset Value = -----------------------------------------------------------
                                    Number of outstanding shares
--------------------------------------------------------------------------------
The net asset value of Fund shares is determined according to this schedule:


o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.


o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order wsa received by your investment dealer.



Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines its net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.


      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.


Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.


Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that the Fund owned for more than one year that are designated by the Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at the time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Fund Services



The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above. The elimination of double taxation of corporate distributions may reduce the value of, and thus the return on, previously issued debt obligations and similar securities which are a part of a Fund's investment portfolio. This change could reduce the Fund's net asset value and distributions made by the Fund.

Fund Services

Compensation to Securities Dealers


As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Limited Term U.S. Government Fund pay a distribution fee of 0.10% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Each Fund's Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.


The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ---------------------------------------
                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net      from net
                                   of        investment   gain (loss) on   investment    investment     realized        Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------    -------------
BOND INCOME FUND
     Class A
   12/31/2002                  $  11.59     $    0.63(b)   $   (0.32)     $   0.31      $   (0.62)     $     --        $  (0.62)
   12/31/2001(c)                  11.52          0.73           0.10          0.83          (0.76)           --           (0.76)
   12/31/2000                     11.51          0.78           0.03          0.81          (0.80)           --           (0.80)
   12/31/1999                     12.36          0.81          (0.86)        (0.05)         (0.79)        (0.01)          (0.80)
   12/31/1998                     12.39          0.81           0.15          0.96          (0.81)        (0.18)          (0.99)

     Class B
   12/31/2002                     11.59          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.51          0.64           0.10          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.51          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.36          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.39          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

     Class C
   12/31/2002                     11.60          0.55(b)       (0.32)         0.23          (0.54)           --           (0.54)
   12/31/2001(c)                  11.52          0.65           0.09          0.74          (0.66)           --           (0.66)
   12/31/2000                     11.52          0.70           0.02          0.72          (0.72)           --           (0.72)
   12/31/1999                     12.37          0.72          (0.86)        (0.14)         (0.70)        (0.01)          (0.71)
   12/31/1998                     12.40          0.71           0.15          0.86          (0.71)        (0.18)          (0.89)

GOVERNMENT SECURITIES FUND
     Class A
   12/31/2002                   $ 11.18     $    0.45(b)   $    1.01     $    1.46      $   (0.52)     $     --        $  (0.52)
   12/31/2001(c)                  11.18          0.50           0.05          0.55          (0.55)           --           (0.55)
   12/31/2000                     10.47          0.62           0.69          1.31          (0.60)           --           (0.60)
   12/31/1999                     11.90          0.67          (1.42)        (0.75)         (0.68)           --           (0.68)
   12/31/1998                     11.56          0.68           0.33          1.01          (0.67)           --           (0.67)

     Class B
   12/31/2002                     11.17          0.36(b)        1.02          1.38          (0.43)           --           (0.43)
   12/31/2001(c)                  11.18          0.42           0.03          0.45          (0.46)           --           (0.46)
   12/31/2000                     10.47          0.54           0.69          1.23          (0.52)           --           (0.52)
   12/31/1999                     11.90          0.59          (1.42)        (0.83)         (0.60)           --           (0.60)
   12/31/1998                     11.56          0.58           0.34          0.92          (0.58)           --           (0.58)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease net investment income per share by $.01 for Class A and $.02 for Class B and $0.01 for Class C and to decrease the ratio of net investment income to average net assets from 6.34% to 6.26% for Class A, 5.57% to 5.49% for Class B and 5.59% to 5.52% for Class C. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $.05 for Class A and $.04 for Class B and to decrease the ratio of net investment income to average net assets from 4.85% to 4.46% for Class A, and 4.10% to 3.71% for Class B. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)           (%)            (%)          rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------

$     11.28           2.8        $147,647            1.18           5.65            65
      11.59           7.2         173,836            1.09           6.26            84
      11.52           7.4         174,969            1.04           7.03            83
      11.51          (0.3)        213,769            0.97           6.87            63
      12.36           8.0         221,799            1.01           6.44            65

      11.28           2.1         141,188            1.93           4.90            65
      11.59           6.5         127,520            1.84           5.49            84
      11.51           6.5         100,353            1.79           6.28            83
      11.51          (1.1)         89,213            1.72           6.12            63
      12.36           7.2          64,240            1.76           5.69            65

      11.29           2.1           9,024            1.93           4.90            65
      11.60           6.5          11,470            1.84           5.52            84
      11.52           6.5          12,541            1.79           6.28            83
      11.52          (1.1)         14,872            1.72           6.12            63
      12.37           7.2           8,969            1.76           5.69            65

$     12.12          13.4        $ 76,338            1.25           3.90            52
      11.18           4.9          70,551            1.39           4.46           317
      11.18          12.9          70,909            1.41           5.69           622
      10.47          (6.4)         84,904            1.36           6.00           313
      11.90           9.0         103,032            1.38           5.80           106

      12.12          12.6          16,878            2.00           3.15            52
      11.17           4.1          13,249            2.14           3.71           317
      11.18          12.1          10,343            2.16           4.94           622
      10.47          (7.1)          9,430            2.11           5.25           313
      11.90           8.2           9,657            2.13           5.05           106

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ------------------------------------------

                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net      from net
                                   of        investment   gain (loss) on   investment    investment     realized         Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------     ----------
HIGH INCOME FUND
     Class A
   12/31/2002                  $   4.94     $    0.39(c)   $   (0.82)     $  (0.43)     $   (0.39)     $     --        $   (0.39)
   12/31/2001(d)                   6.21          0.66          (1.25)        (0.59)         (0.68)           --            (0.68)
   12/31/2000                      8.30          0.86          (2.11)        (1.25)         (0.84)           --            (0.84)
   12/31/1999                      8.86          0.89          (0.54)         0.35          (0.91)           --            (0.91)
   12/31/1998                      9.94          0.92          (1.08)        (0.16)         (0.92)           --            (0.92)

     Class B
   12/31/2002                      4.95          0.36(c)       (0.83)        (0.47)         (0.36)           --            (0.36)
   12/31/2001(d)                   6.22          0.62          (1.26)        (0.64)         (0.63)           --            (0.63)
   12/31/2000                      8.30          0.81          (2.11)        (1.30)         (0.78)           --            (0.78)
   12/31/1999                      8.85          0.82          (0.53)         0.29          (0.84)           --            (0.84)
   12/31/1998                      9.93          0.85          (1.08)        (0.23)         (0.85)           --            (0.85)


     Class C
   12/31/2002                      4.94          0.36(c)       (0.82)        (0.46)         (0.36)           --            (0.36)
   12/31/2001(d)                   6.22          0.61          (1.26)        (0.65)         (0.63)           --            (0.63)
   12/31/2000                      8.30          0.81          (2.11)        (1.30)         (0.78)           --            (0.78)
   12/31/1999                      8.85          0.82          (0.53)         0.29          (0.84)           --            (0.84)
   12/31/1998(e)                   9.96          0.69          (1.08)        (0.39)         (0.72)           --            (0.72)

LIMITED TERM U.S. GOVERNMENT FUND
     Class A
   12/31/2002                   $ 11.36     $    0.42(c)   $    0.49      $   0.91      $   (0.54)     $     --        $   (0.54)
   12/31/2001(d)                  11.16          0.51           0.25          0.76          (0.56)           --            (0.56)
   12/31/2000                     10.97          0.69           0.20          0.89          (0.70)           --            (0.70)
   12/31/1999                     11.70          0.66          (0.74)        (0.08)         (0.65)           --            (0.65)
   12/31/1998                     11.64          0.67           0.06          0.73          (0.67)           --            (0.67)

     Class B
   12/31/2002                     11.34          0.35(c)        0.48          0.83          (0.46)           --            (0.46)
   12/31/2001(d)                  11.14          0.44           0.24          0.68          (0.48)           --            (0.48)
   12/31/2000                     10.95          0.62           0.20          0.82          (0.63)           --            (0.63)
   12/31/1999                     11.69          0.59          (0.75)        (0.16)         (0.58)           --            (0.58)
   12/31/1998                     11.62          0.60           0.07          0.67          (0.60)           --            (0.60)

     Class C
   12/31/2002                     11.35          0.35(c)        0.48          0.83          (0.46)           --            (0.46)
   12/31/2001(d)                  11.15          0.44           0.24          0.68          (0.48)           --            (0.48)
   12/31/2000                     10.96          0.62           0.20          0.82          (0.63)           --            (0.63)
   12/31/1999                     11.70          0.59          (0.75)        (0.16)         (0.58)           --            (0.58)
   12/31/1998                     11.63          0.60           0.07          0.67          (0.60)           --            (0.60)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for High Income Fund was to decrease net investment income per share by $.01 for Class A, Class B and Class C and to decrease the ratio of net investment income to average net assets from 11.39% to 11.31% for Class A, 10.64% to 10.56% for Class B and 10.63% to 10.54% for Class C. For Limited Term U.S. Government Fund, the effect of the change was to decrease net investment income per share by $.04 for Class A, Class B, Class C and to decrease the ratio of net investment income to average net assets from 4.88% to 4.52% for Class A, 4.22% to 3.85% for Class B and 4.25% to 3.89% for Class C. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)         (%) (b)        (%) (b)        rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------

   $   4.12          (8.9)       $ 22,454            1.58           8.85           114
       4.94         (10.7)         33,471            1.47          11.31            65
       6.21         (16.1)         46,960            1.36          11.47            60
       8.30           4.0          74,589            1.28          10.22            89
       8.86          (1.8)         73,023            1.32           9.81            75

       4.12          (9.7)         23,031            2.33           8.10           114
       4.95         (11.3)         34,713            2.22          10.56            65
       6.22         (16.6)         47,793            2.11          10.72            60
       8.30           3.3          70,218            2.03           9.47            89
       8.85          (2.5)         60,322            2.07           9.06            75

       4.12          (9.5)          2,605            2.33           8.10           114
       4.94         (11.5)          4,153            2.22          10.54            65
       6.22         (16.6)          5,369            2.11          10.72            60
       8.30           3.3           9,138            2.03           9.47            89
       8.85          (4.1)          7,732            2.07           9.06            75

   $  11.73           8.2        $106,013            1.35           3.66            88
      11.36           6.9         109,189            1.42           4.52           275
      11.16           8.3         118,833            1.40           6.18           384
      10.97          (0.7)        149,756            1.33           5.91           400
      11.70           6.5         194,032            1.31           5.81         1,376

      11.71           7.5          16,263            2.00           3.01            88
      11.34           6.2          14,317            2.07           3.85           275
      11.14           7.7          11,884            2.05           5.53           384
      10.95          (1.4)         14,601            1.98           5.26           400
      11.69           5.9          18,116            1.96           5.16         1,376

      11.72           7.5           8,079            2.00           3.01            88
      11.35           6.2           5,851            2.07           3.89           275
      11.15           7.7           6,617            2.05           5.53           384
      10.96          (1.4)          9,054            1.98           5.26           400
      11.70           5.9          13,962            1.96           5.16         1,376

(e)   For the period March 2, 1998 (inception) to December 31, 1998.

Financial Performance

For a share outstanding throughout each period.

                                             Income (loss) from investment operations:            Less distributions:
                                            -----------------------------------------   ------------------------------------------

                                Net asset
                                 value,                    Net realized                   Dividends    Distributions
                               beginning         Net      and unrealized   Total from     from net     from net
                                   of        investment   gain (loss) on   investment    investment    realized         Total
                               the period      income       investments    operations      income      capital gains  distributions
                               ----------   -------------  ------------  ------------   ------------   -----------     ----------
STRATEGIC INCOME FUND
     Class A
   12/31/2002                  $   9.88     $    0.75(b)   $    0.72      $   1.47      $   (0.63)     $      --       $   (0.63)
   12/31/2001(c)                  10.80          0.91(b)       (0.92)        (0.01)         (0.91)            --           (0.91)
   12/31/2000                     11.65          0.99(b)       (0.91)         0.08          (0.93)            --           (0.93)
   12/31/1999                     11.37          1.03           0.31          1.34          (1.02)         (0.04)          (1.06)
   12/31/1998                     13.42          1.05          (1.30)        (0.25)         (1.05)         (0.75)          (1.80)

     Class B
   12/31/2002                      9.88          0.67(b)        0.73          1.40          (0.57)            --           (0.57)
   12/31/2001(c)                  10.79          0.83(b)       (0.90)        (0.07)         (0.84)            --           (0.84)
   12/31/2000                     11.65          0.90(b)       (0.91)        (0.01)         (0.85)            --           (0.85)
   12/31/1999                     11.37          0.94           0.31          1.25          (0.93)         (0.04)          (0.97)
   12/31/1998                     13.42          0.95          (1.30)        (0.35)         (0.95)         (0.75)          (1.70)

     Class C
   12/31/2002                      9.87          0.67(b)        0.73          1.40          (0.57)            --           (0.57)
   12/31/2001(c)                  10.78          0.83(b)       (0.91)        (0.08)         (0.83)            --           (0.83)
   12/31/2000                     11.64          0.90(b)       (0.91)        (0.01)         (0.85)            --           (0.85)
   12/31/1999                     11.36          0.94           0.31          1.25          (0.93)         (0.04)          (0.97)
   12/31/1998                     13.41          0.95          (1.30)        (0.35)         (0.95)         (0.75)          (1.70)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 8.78% to 8.77% for Class A and 8.03% to 8.02% for Class B and 8.04% to 8.02 for Class C. There was no effect on net investment income per share. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                Ratios to average net assets:
                                                -----------------------------

    Net asset                     Net assets,
     value,         Total           end of                    Net investment     Portfolio
     end of         return        the period      Expenses        income         turnover
   the period       (%) (a)          (000)          (%)            (%)           rate (%)
  -----------     -----------    -----------     -----------    -----------    -----------
   $  10.72          15.5        $ 92,303            1.33           7.38            30
       9.88          (0.1)         94,156            1.31           8.77            10
      10.80           0.7         116,986            1.24           8.73            13
      11.65          12.2         124,869            1.21           9.09            19
      11.37          (1.7)        127,306            1.19           8.33            33

      10.71          14.6          98,501            2.08           6.63            30
       9.88          (0.8)        102,159            2.06           8.02            10
      10.79          (0.2)        120,200            1.99           7.98            13
      11.65          11.3         127,723            1.96           8.34            19
      11.37          (2.5)        134,049            1.94           7.58            33

      10.70          14.7          27,727            2.08           6.63            30
       9.87          (0.8)         28,925            2.06           8.02            10
      10.78          (0.2)         37,208            1.99           7.98            13
      11.64          11.3          40,265            1.96           8.34            19
      11.36          (2.5)         45,457            1.94           7.58            33

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.


Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.


Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                     Notes

                                     Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)
                    (Investment Company Act File No. 811-242)

The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.


                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.



(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors. (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.


                                   XB51-0503

                  [LOGO] CDC NVESTFUNDS(SM)
                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 2

Fund Fees & Expenses......Page 12

Management Team...........Page 16

Fund Services.............Page 18    CDC Nvest Income Funds--
                                          Class Y Shares
Financial Performance.....Page 26


[LOGO] LOOMIS-SAYLES A              CDC Nvest Bond Income  Fund
COMPANY, L.P.                       Loomis, Sayles & Company, L.P.

                                    CDC Nvest Government Securities Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest High Income Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest Limited Term U.S. Government Fund
                                    Loomis, Sayles & Company, L.P.

                                    CDC Nvest Strategic Income Fund
                                    Loomis, Sayles & Company, L.P.

                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds 399 Boylston Street,
                        Boston, Massachusetts 02116
                        800-225-5478 www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest Bond Income Fund ................................................    2
CDC Nvest Government Securities Fund ......................................    4
CDC Nvest High Income Fund ................................................    6
CDC Nvest Limited Term U.S. Government Fund ...............................    8
CDC Nvest Strategic Income Fund ...........................................   10

Fund Fees & Expenses

Fund Fees & Expenses ......................................................   12

More About Risk

More About Risk ...........................................................   14

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................   16
Meet the Funds' Portfolio Managers ........................................   17

Fund Services

It's Easy to Open an Account ..............................................   18
Buying Shares .............................................................   19
Selling Shares ............................................................   20
Selling Shares in Writing .................................................   21
Exchanging Shares .........................................................   22
Restrictions on Buying, Selling and Exchanging Shares .....................   22
How Fund Shares Are Priced ................................................   23
Dividends and Distributions ...............................................   24
Tax Consequences ..........................................................   24
Compensation to Securities Dealers ........................................   25

Financial Performance

Financial Performance .....................................................   26

Glossary of Terms

Glossary of Terms .........................................................   28


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC Nvest Bond Income Fund


Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Peter W. Palfrey and Richard G. Raczkowski

Category:    Corporate Income

Ticker Symbol:   Class Y
                 -------
                  NERYX

Investment Goal

The Fund seeks a high level of current income consistent with what the Fund considers reasonable risk. It invests primarily in corporate and U.S. government bonds.

Principal Investment Strategies

Under normal market conditions, the Fund will invest primarily in U.S. corporate and U.S. government bonds. It will adjust to changes in the relative strengths of the U.S. corporate or U.S. government bond markets by shifting the relative balance between the two. The Fund will invest at least 80% of its net assets in bond investments. In accordance with applicable Securities and Exchange Commission ("SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. In addition, the Fund will invest at least 80% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality as determined by Loomis Sayles) and will generally maintain an average effective maturity of ten years or less. The Fund may also purchase lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's, also known as "junk bonds").


Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, such as:

/     fixed charge coverage

/     the relationship between cash flows and dividend service obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

/     earnings prospects

/     debt as a percentage of assets

/     borrowing requirements, debt maturity schedules and liquidation value

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the high quality bond market. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's credit-worthiness to assess whether the obligation remains an appropriate investment for the Fund. It may relax its emphasis on quality with respect to a given security if it believes that the issuer's financial outlook is solid. This may create an opportunity for higher returns.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. Fund holdings are diversified across industry groups such as utilities or telecommunications, which tend to move independently of the ebbs and flows in economic growth.

The Fund may also:

o     Invest in Rule 144A securities.

o Invest in foreign securities, including those of emerging markets, and related currency hedging transactions.

o     Invest in mortgage-related securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   20.70%     4.59%      11.40%       8.26%       -0.01%       7.60%       7.80%       3.45%

/\   Highest Quarterly Return: Second Quarter 1995, up 7.47%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 2.19%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten-year maturities issued by the U.S. government and U.S. corporations. They are also compared to the Lehman Brothers U.S. Credit Index, an unmanaged index that includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and Lehman Brothers U.S. Credit Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years     (12/30/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          3.45%          5.37%           7.82%
       Return After Taxes on Distributions*               1.08%          2.53%           4.88%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                            2.06%          2.87%           4.85%
   Lehman Brothers Aggregate Bond Index**                10.25%          7.55%           8.61%
--------------------------------------------------------------------------------------------------
   Lehman Brothers U.S. Credit Index**                   10.53%          7.28%           8.90%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/94.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks


CDC Nvest Government Securities Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    John Hyll and Clifton V. Rowe

Category:    Government Income

Ticker Symbol:   Class Y
                 -------
                  NEUYX

Investment Goal

The Fund seeks a high level of current income consistent with safety of principal by investing in U.S. government securities.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although these characteristics may change depending on market conditions:

/ average credit quality of "AAA" by Standard & Poor's Ratings Group or "Aaa" by Moody's Investors Service, Inc.

/     average maturity of 10 years or more

In selecting investments for the Fund's portfolio, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. They will emphasize securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to maximize the opportunity for high yields while taking into account the price volatility inherent in bonds with longer maturities.

The Fund may also:

o     Invest in zero-coupon bonds.

o     Invest in mortgage-related securities, including stripped securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   20.31%     1.12%      10.51%       9.31%       -6.28%      13.50%       5.32%      13.70%

/\   Highest Quarterly Return: Third Quarter 2002, up 8.12%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 3.12%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Government Bond Index ("Lehman Gov't Bond Index"), an unmanaged index of public debt of the U.S. Treasury, government agencies and their obligations. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Funds shares. The Lehman Gov't. Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years      (3/31/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          13.70%         6.84%           7.18%
       Return After Taxes on Distributions*               11.64%         4.50%           4.66%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                             8.33%         4.28%           4.47%
--------------------------------------------------------------------------------------------------
   Lehman Gov't Bond Index**                              11.50%         7.77%           7.81%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest High Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")

Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Managers:    Matthew J. Eagan and
             Kathleen C. Gaffney

Category:    Corporate Income

Investment Goal

The Fund seeks high current income plus the opportunity for capital appreciation to produce a high total return. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 65% of its assets in lower-quality fixed-income securities, commonly known as "junk bonds." Junk bonds are generally rated below BBB by Standard & Poor's Ratings Group ("S&P") and below Baa by Moody's Investors Service, Inc. ("Moody's"). The Fund will normally invest at least 80% of its assets in U.S. corporate or U.S. dollar-denominated foreign fixed-income securities. The Fund may also invest up to 20% of its assets in foreign currency-denominated fixed-income securities, including those in emerging markets.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management minimizes both market timing and interest rate forecasting. Instead, it uses a strategy based on gaining a thorough understanding of industry and company dynamics as well as individual security characteristics such as the following:

/     issuer debt and debt maturity schedules

/     earnings prospects

/     responsiveness to changes in interest rates

/     experience and perceived strength of management

/     borrowing requirements and liquidation value

/     market price in relation to cash flow, interest and dividends

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles employs a selection strategy that focuses on a value-driven, bottom-up approach to identify securities that provide an opportunity for both generous yields and capital appreciation. Loomis Sayles analyzes an individual company's potential for positive financial news to determine if it has growth potential. Examples of positive financial news include an upward turn in the business cycle, improvement in cash flows, rising profits or the awarding of new contracts.

o Loomis Sayles emphasizes in-depth credit analysis, appreciation potential and diversification in its bond selection.

      Each bond is evaluated to assess the ability of its issuer to pay interest and, ultimately, principal (which helps the Fund generate an ongoing flow of income). Loomis Sayles also assesses a bond's relation to market conditions within its industry and favors bonds whose prices may benefit from positive business developments.

o Loomis Sayles seeks to diversify the Fund's holdings to reduce the inherent risk in lower-quality fixed-income securities.

The Fund may also:


o Invest in zero-coupon, pay-in-kind and Rule 144A securities.

o Purchase higher quality debt securities (such as U.S. government securities and obligations of U.S. banks with at least $2 billion of deposits) for temporary defensive purposes in response to adverse market, economic or political conditions, such as a rising trend in interest rates. These investments may prevent the Fund from achieving its investment goal.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Rule 144A securities may be more illiquid than other fixed-income securities.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The returns shown are those of the Fund's Class A shares which are not offered in this Prospectus. This is because Class Y shares were not outstanding during the periods shown. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses. The Fund's current subadviser assumed that function on July 1, 1996. This chart and table reflect results achieved by the previous subadviser using different investment policies for periods prior to July 1, 1996. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Class Y shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


                                       (total return)
   1993       1994       1995       1996        1997        1998         1999       2000        2001        2002
   16.52%    -3.22%     11.78%      14.88%      15.37%     -1.70%        4.00%     -16.09%     -10.65%      -8.86%

/\   Highest Quarterly Return: Fourth Quarter 2002, up 7.86%
--
--
\/   Lowest Quarterly Return: Fourth Quarter 2000, down 11.32%

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers High Yield Composite Index, a market-weighted unmanaged index of fixed-rate, non-investment grade debt. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers High Yield Composite Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------

   Average Annual Total Returns
   (for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   Past 10 Years
--------------------------------------------------------------------------------------------------
   Class A - Return Before Taxes                          -12.91%        -7.78%          1.08%
       Return After Taxes on Distributions*               -15.84%       -11.48%         -2.76%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                             -7.90%        -7.29%         -0.66%
   Lehman Brothers High Yield Composite Index**            -1.41%         0.38%          5.86%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

**    The returns of the Index do not reflect the effect of taxes.


      Class A commenced operations 2/22/84.

For estimated expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Limited Term U.S. Government Fund


Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    John Hyll and Clifton V. Rowe

Category:    Government Income

Ticker Symbol:   Class Y
                 --------
                  NELYX

Investment Goal

The Fund seeks a high current return consistent with preservation of capital. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund will, under normal market conditions, invest at least 80% of its net assets in investments issued or guaranteed by the U.S. government, its agencies or instrumentalities. In accordance with applicable Securities and Exchange Commission requirements, the Fund will notify shareholders prior to any change to such policy taking effect.

Loomis Sayles follows a total return oriented investment approach in selecting securities for the Fund. It seeks securities that give the Fund's portfolio the following characteristics, although not all securities selected will have these characteristics and Loomis Sayles may look for other characteristics if market conditions change:

/ average credit rating of "AAA" by Standard & Poor's Ratings Group ("S&P") or "Aaa" by Moody's Investors Service, Inc. ("Moody's")

/     effective duration range of two to four years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook on the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by the U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the U.S. government security marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o Loomis Sayles continuously monitors an issuer's creditworthiness to assess whether the obligation remains an appropriate investment to the Fund.

o It seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. It emphasizes securities that tend to perform particularly well in response to interest rate changes, such as U.S. Treasury securities in a declining interest rate environment and mortgage-backed or U.S. government agency securities in a steady or rising interest rate environment.

o Loomis Sayles seeks to increase the opportunity for higher yields while maintaining the greater price stability that intermediate-term bonds have compared to bonds with longer maturities.

The Fund may also:

o Invest in investment-grade corporate notes and bonds (those rated BBB or higher by S&P and Baa or higher by Moody's).

o     Invest in zero-coupon bonds.

o     Invest in foreign bonds denominated in U.S. dollars.

o     Invest in asset-backed securities (if rated AAA by S&P or Aaa by Moody's).

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities.

Foreign securities: Foreign bonds denominated in U.S. dollars may be more volatile than U.S. securities and carry political, economic and information risks that are associated with foreign securities.

Mortgage-related and asset-backed securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function on June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                       (total return)
   1995       1996        1997        1998         1999        2000        2001        2002
   13.35%     2.73%       7.53%       6.91%       -0.32%       8.82%       7.41%       8.62%

/\   Highest Quarterly Return: Third Quarter 1998, up 4.80%
--
--
\/   Lowest Quarterly Return: First Quarter 1996, down 1.20%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Intermediate Government Bond Index ("Lehman Int. Gov't Bond Index"), an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Int. Gov't Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                     Since Class
   Average Annual Total Returns                                                       Inception
   (for the periods ended December 31, 2002)         Past 1 Year     Past 5 Years     (3/31/94)
--------------------------------------------------------------------------------------------------
   Class Y - Return Before Taxes                          8.62%          6.23%           6.18%
       Return After Taxes on Distributions*               6.51%          3.82%           3.57%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                            5.24%          3.76%           3.61%
--------------------------------------------------------------------------------------------------
   Lehman Int. Gov't Bond Index**                         9.64%          7.44%           7.20%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of the Index do not reflect the effect of taxes.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Strategic Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadviser:  Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Managers:    Daniel J. Fuss and Kathleen C. Gaffney

Category:      Corporate Income

Ticker Symbol:   Class Y
                 -------
                  NEZYX

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

Under normal market conditions, the Fund will invest substantially all of its assets in income producing securities (including lower-quality securities, or "junk bonds") with a focus on U.S. corporate bonds, convertible securities, foreign debt instruments, including those in emerging markets and U.S. government securities. The Fund may invest up to 35% of its assets in preferred stocks and dividend-paying common stocks. The portfolio managers shift the Fund's assets among various types of income-producing securities based upon changing market conditions.

Loomis Sayles performs its own extensive credit analyses to determine the creditworthiness and potential for capital appreciation of a security. The Fund's management uses a flexible approach to identify securities in the global marketplace with the following characteristics, although not all of the securities selected will have these attributes:

/     discounted share price compared to economic value

/     undervalued credit ratings with strong or improving credit profiles

/     yield premium relative to its benchmark

In selecting investments for the Fund, Loomis Sayles generally employs the following strategies:

o Loomis Sayles utilizes the skills of its in-house team of more than 40 research analysts to cover a broad universe of industries, companies and markets. The Fund's portfolio managers take advantage of these extensive resources to identify securities that meet the Fund's investment criteria.

o Loomis Sayles seeks to buy bonds at a discount - bonds that offer a positive yield advantage over the market and, in its view, have room to go up in price. It may also invest to take advantage of what the portfolio managers believe are temporary disparities in the yield of different segments of the market for U.S. government securities.

o Loomis Sayles provides the portfolio managers with maximum flexibility to find investment opportunities in a wide range of markets, both domestic and foreign. This flexible approach provides the Fund with access to a wide array of investment opportunities. The three key sectors that the portfolio managers focus upon are U.S. corporate issues, foreign bonds and U.S. government securities.

o The Fund's portfolio managers maintain a core of the Fund's investments in corporate bond issues and shift its assets among other income-producing securities as opportunities develop. The Fund maintains a high level of diversification as a form of risk management.


The Fund may also:

o     Invest in zero-coupon or pay-in-kind bonds.

o     Invest in mortgage-related securities and stripped securities.

o Invest substantially all of its assets in U.S. government securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole.


Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Mortgage-related securities: Subject to prepayment risk. With prepayment, the Fund may reinvest the prepaid amounts in securities with lower yields than the prepaid obligations. The Fund may also incur a loss when there is a prepayment of securities that were purchased at a premium. Stripped securities are more sensitive to changes in the prevailing interest rates and the rate of principal payments on the underlying assets than regular mortgage-related securities.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of two broad measures of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

                                       (total return)
   2000       2001        2002
    1.04%     0.33%      15.85%

/\   Highest Quarterly Return: Fourth Quarter 2002, up 9.63%
--
--
\/   Lowest Quarterly Return: Third Quarter 2001, down 2.69%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Aggregate Bond Index, an unmanaged index of investment-grade bonds with one- to ten year maturities issued by the U.S. government, its agencies and U.S. corporations. They are also compared to the Lehman Brothers Universal Bond Index, an unmanaged index representing a blend of the Lehman Aggregate, High Yield and Emerging Market Indexes. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Aggregate Bond Index and the Lehman Brothers Universal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------
                                                                    Since
   Average Annual Total Returns                                Class Inception
   (for the periods ended December 31, 2002)     Past 1 Year      (12/1/99)
--------------------------------------------------------------------------------
   Class Y - Return Before Taxes                     15.85%         6.25%
       Return After Taxes on Distributions*          12.95%         2.93%
       Return After Taxes on Distributions &
         Sales of Fund Shares*                        9.58%         3.29%
   Lehman Brothers Aggregate Bond Index**            10.25%         7.07%
--------------------------------------------------------------------------------
   Lehman Brothers Universal Bond Index**             9.83%         9.58%
--------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts.

**    The returns of each Index do not reflect the effect of taxes.

The returns of each Index are calculated from 12/31/99.


For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

--------------------------------------------------------------------------------
                                                             All Funds Class Y
--------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on purchases                 None
--------------------------------------------------------------------------------
   Maximum deferred sales charge (load)                             None
--------------------------------------------------------------------------------
   Redemption fees                                                  None*
--------------------------------------------------------------------------------

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                              Bond Income Fund         Government Securities Fund         High Income Fund*
                                                   Class Y                       Class Y                      Class Y
------------------------------------------------------------------------------------------------------------------------------------
Management fees                                      0.41%                         0.55%                        0.70%
Distribution and/or service (12b-1) fees             0.00%                         0.00%                        0.00%
Other expenses                                       0.26%                         0.32%                        0.45%
Total annual fund operating expenses                 0.67%                         0.87%                        1.15%
----------------------------------------------------------------------------------------------------
                                                Limited Term
                                             U.S. Government Fund         Strategic Income Fund
                                                   Class Y                       Class Y
----------------------------------------------------------------------------------------------------
Management fees                                      0.57%                         0.65%
Distribution and/or service (12b-1) fees             0.00%                         0.00%
Other expenses                                       0.31%                         0.29%
Total annual fund operating expenses                 0.88%                         0.94%

* Class Y shares of the High Income Fund were not outstanding during 2002. Expenses for High Income Fund have been estimated.

Fund Fees & Expenses

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------------------------
                             Bond Income Fund               Government Securities Fund               High Income Fund
                                  Class Y                             Class Y                             Class Y
------------------------------------------------------------------------------------------------------------------------------------
1 year                           $     68                            $    89                              $  117
------------------------------------------------------------------------------------------------------------------------------------
3 years                          $    214                            $   278                              $  365
------------------------------------------------------------------------------------------------------------------------------------
5 years                          $    373                            $   482                              $  633
------------------------------------------------------------------------------------------------------------------------------------
10 years                         $    835                            $ 1,073                              $1,398
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------
                     Limited Term U.S. Government Fund         Strategic Income Fund
                                 Class Y                             Class Y
-----------------------------------------------------------------------------------------
1 year                           $    90                             $    96
-----------------------------------------------------------------------------------------
3 years                          $   281                             $   300
-----------------------------------------------------------------------------------------
5 years                          $   488                             $   520
-----------------------------------------------------------------------------------------
10 years                         $ 1,084                             $ 1,155
-----------------------------------------------------------------------------------------

* The example is based on Total Annual Fund Operating Expenses for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.


Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (Bond Income, High Income and Strategic Income Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

High Yield Risk (Bond Income, High Income and Strategic Income Funds) The risk associated with investing in high yield securities and unrated securities of similar quality (commonly known as "junk bonds"), which may be subject to greater levels of interest rate, credit and liquidity risk than other securities. These securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. In addition, an economic turndown or period of rising interest rates could adversely affect the market of these securities and reduce a Fund's ability to sell them.


Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.


Options, Futures, Swap Contracts and Other Derivatives Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes.


Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (Bond Income, High Income and Strategic Income Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.


Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser


The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of the CDC Nvest Income Funds (the "Funds" or each a "Fund"), which along with the CDC Nvest Equity Funds, CDC Nvest Star Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Funds. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.414% for CDC Nvest Bond Income Fund, 0.550% for CDC Nvest Government Securities Fund, 0.700% for CDC Nvest High Income Fund, 0.570% for CDC Nvest Limited Term U.S. Government Fund and 0.646% for CDC Nvest Strategic Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers


Matthew J. Eagan

Matthew Eagan has served as co-portfolio manager of High Income Fund since May 2002. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst. Mr. Eagan has over 14 years of investment experience.

Daniel J. Fuss

Daniel Fuss has managed the Strategic Income Fund since May 1995. Mr. Fuss is Vice Chairman, Director and Managing Partner of Loomis Sayles. He began his investment career in 1968 and has been at Loomis Sayles since 1976. Mr. Fuss holds the designation of Chartered Financial Analyst. He received a B.S. and an M.B.A. from Marquette University and has over 35 years of investment experience.

Kathleen C. Gaffney

Kathleen Gaffney has been assisting Daniel Fuss as a portfolio manager of the Strategic Income Fund since April 1996 and has served as co-portfolio manager of the High Income Fund since May 2002. Ms. Gaffney, Vice President of Loomis Sayles, joined the company in 1984. Ms. Gaffney holds the designation of Chartered Financial Analyst. She received a B.A. from the University of Massachusetts at Amherst and has over 18 years of investment experience.

John Hyll

John Hyll has served as co-portfolio manager the Government Securities Fund since January 2003 and the Limited Term U.S. Government Fund since April 2003. He also serves as portfolio manager of the Loomis Sayles Short Term Bond Fund. Mr. Hyll, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1983 and joined Loomis Sayles in 1989. Mr. Hyll received a B.A. and an M.B.A. from Baldwin-Wallace College. He has over 19 years of investment experience.

Peter W. Palfrey

Peter Palfrey has served as co-portfolio manager of the Bond Income Fund since May 1999, including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund. Mr. Palfrey, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Senior Vice President of Back Bay Advisors from 1993 until 2001. Mr. Palfrey holds the designation of Chartered Financial Analyst. He received his B.A. from Colgate University and has over 20 years of investment experience.

Richard G. Raczkowski

Richard Raczkowski has served as a co-portfolio manager of the Bond Income Fund since May 1999 (including service until May 2001 with Back Bay Advisors, the former subadviser of Bond Income Fund). Mr. Raczkowski, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 2001. Prior to that he was Vice President of Back Bay Advisors from 1998 until 2001. He received a B.A. from the University of Massachusetts, an M.B.A. from Northeastern University and has over 18 years of investment experience.

Clifton V. Rowe

Cliff Rowe has served as co-portfolio manager of the Limited Term U.S. Government Fund since June 2001 and the Government Securities Fund since January 2003. Mr. Rowe, Portfolio Manager and Vice President of Loomis Sayles, joined the company in 1992. Prior to becoming a Portfolio Manager, he served Loomis Sayles as a Trader from 1992 until 2001. He holds the designation of Chartered Financial Analyst. Mr. Rowe received a B.B.A. from James Madison University and has over 11 years of investment experience.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

      Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

      A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

      There is no initial or subsequent investment minimum for:

o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

o     Separate Accounts of New England Financial, MetLife or their affiliates.

o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y shares.

Fund Services

Buying Shares

                                    Opening an Account                              Adding to an Account

Through Your Investment Dealer
                        o Call your investment dealer for information about opening or adding to an account.

By Mail

                        o Make out a check in U.S. dollars for the        o Make out a check in U.S. dollars for the
                          investment amount, payable to "CDC Nvest          investment amount, payable to "CDC Nvest
                          Funds." Third party checks and "starter"          Funds." Third party checks and "starter"
                          checks will not be accepted.                      checks will not be accepted.

[ENVELOPE ICON]
                        o Mail the check with your completed applica-     o Complete the investment slip from an
                          tion to CDC Nvest Funds, P.O. Box 219579,         account statement or include a letter specify-
                          Kansas City, MO 64121-9579.                       ing the Fund name, your class of shares, your
                                                                            account number and the registered account
                                                                            name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o Obtain a current prospectus for the Fund        o Call your investment dealer or CDC Nvest
                          into which you are exchanging by calling          Funds at 800-225-5478 to request an
[WIRE ICON]               your investment dealer or CDC Nvest Funds         exchange.
                          at 800-225-5478.

                        o Call your investment dealer or CDC Nvest
                          Funds to request an exchange.

By Wire

                        o Call CDC Nvest Funds at 800-225-5478 to         o Instruct your bank to transfer funds to State
                          obtain an account number and wire transfer        Street Bank & Trust Company, ABA#
                          instructions. Your bank may charge you for        011000028, and DDA # 99011538.
                          such a transfer.
[TELEPHONE ICON]
                                                                          o Specify the Fund name, your class of shares,
                                                                            your account number and the registered
                                                                            account name(s). Your bank may charge you
                                                                            for such a transfer.

Through Automated Clearing House ("ACH")

                        o Ask your bank or credit union whether it is a   o Call CDC Nvest Funds at 800-225-5478 to
                          member of the ACH system.                         add shares to your account through ACH.

[ACH ICON]              o Complete the "Bank Information" section on      o If you have not signed up for the ACH system,
                          your account application.                         please call CDC Nvest Funds for a
                                                                            Service Options Form.

                        o Mail your completed application to CDC
                          Nvest Funds, P.O. Box 219579, Kansas City,
                          MO 64121-9579.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o Call your investment dealer for information.

By Mail

                        o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds.
                          Additional materials may be required. See the section entitled "Selling Shares in Writing."

                        o The request must be signed by all of the owners of the shares and must include the capacity
[ENVELOPE ICON]           in which they are signing, if appropriate.


                        o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City,
                          MO 64121-9579, or by registered, express or certified mail to CDC Nvest Funds,
                          390 West 9th Street, Kansas City, MO 64105-1514.


                        o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
[EXCHANGE ICON]
                        o Call CDC Nvest Funds to request an exchange.

By Wire

                        o Complete the "Bank Information" section on your account application.

                        o Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see
[WIRE ICON]               above) that you wish to have your proceeds wired to your bank.

                        o Proceeds (less any applicable CDSC) will generally be wired on the next business day.
                          wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.


Through Automated Clearing House

                        o Ask your bank or credit union whether it is a member of the ACH system.

                        o Complete the "Bank Information" section on your account application.

[ACH ICON]              o If you have not signed up for the ACH system on your application, please call CDC Nvest
                          Funds at 800-225-5478 for a Service Options Form.

                        o Call CDC Nvest Funds to request an ACH redemption.

                        o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.


By Telephone

[TELEPHONE ICON]        o Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or


o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.


A notary public cannot provide a signature guarantee.
A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

Fund Services

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund that offers Class Y shares or for Class A shares of a Money Market Fund. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                                         Situation
The Fund may suspend the right of redemption or postpone            o When the New York Stock Exchange (the "Exchange") is
payment for more than 7 days:                                         closed (other than a weekend/holiday)
                                                                    o During an emergency
                                                                    o Any other period permitted by the SEC

The Fund reserves the right to suspend account services or          o With a notice of a dispute between registered owners
refuse transaction requests:                                        o With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole or in part           o When it is detrimental for a Fund to make cash payments
by a distribution in kind of readily marketable securities in         as determined in the sole discretion of the adviser or
lieu of cash or may take up to 7 days to pay a redemption             subadviser
request in order to raise capital:

The Fund may withhold redemption proceeds until the                 o When redemptions are made within 10 calendar days of
check or funds have cleared:                                          purchase by check or ACH of the shares being redeemed


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                         Total market value of securities + Cash and other assets - Liabilities
   Net Asset Value =   ----------------------------------------------------------------------------
                                              Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.


o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) --amortized cost (which approximates market value).


o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions


The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.


Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

Fund Services


The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. The Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are also unclear at this time, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these proposed changes would affect the foregoing discussion.


Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                                Income (loss)
                                          from investment operations:                       Less distributions:
                                      --------------------------------------  ---------------------------------------------

                          Net asset
                            value,                Net realized                  Dividends    Distributions
                          beginning       Net    and unrealized   Total from      from          from net
                              of      investment gain (loss) on   investment  net investment    realized          Total
                          the period    income     investments    operations      income      capital gains   distributions
                          ----------  ---------- --------------   ----------  -------------- --------------  --------------
BOND INCOME FUND
    Class Y
   12/31/2002               $11.63      $ 0.69(f)     $(0.32)       $ 0.37        $(0.67)       $   --          $(0.67)
   12/31/2001(c)             11.54        0.79          0.10          0.89         (0.80)           --           (0.80)
   12/31/2000                11.54        0.83          0.01          0.84         (0.84)           --           (0.84)
   12/31/1999                12.38        0.85         (0.86)        (0.01)        (0.82)        (0.01)          (0.83)
   12/31/1998                12.41        0.84          0.15          0.99         (0.84)        (0.18)          (1.02)

GOVERNMENT SECURITIES
FUND
    Class Y
   12/31/2002                11.17        0.49(f)       1.00          1.49         (0.55)           --           (0.55)
   12/31/2001(c)             11.17        0.55          0.04          0.59         (0.59)           --           (0.59)
   12/31/2000                10.44        0.65          0.71          1.36         (0.63)           --           (0.63)
   12/31/1999                11.88        0.70         (1.43)        (0.73)        (0.71)           --           (0.71)
   12/31/1998                11.54        0.72          0.32          1.04         (0.70)           --           (0.70)

LIMITED TERM U.S.
GOVERNMENT FUND
    Class Y
   12/31/2002                11.41        0.48(f)       0.48          0.96         (0.59)           --           (0.59)
   12/31/2001(c)             11.20        0.56          0.26          0.82         (0.61)           --           (0.61)
   12/31/2000                11.00        0.75          0.19          0.94         (0.74)           --           (0.74)
   12/31/1999                11.73        0.70         (0.74)        (0.04)        (0.69)           --           (0.69)
   12/31/1998                11.66        0.72          0.06          0.78         (0.71)           --           (0.71)

STRATEGIC INCOME FUND
    Class Y
   12/31/2002                 9.90        0.80(f)       0.71          1.51         (0.67)           --           (0.67)
   12/31/2001(c)             10.81        0.94(f)      (0.92)         0.02         (0.93)           --           (0.93)
   12/31/2000                11.65        0.96(f)      (0.84)         0.12         (0.96)           --           (0.96)
   12/31/1999(e)             11.45        0.86         (0.56)         0.30         (0.10)           --           (0.10)


(a)   Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended December 31, 2001 for Bond Income Fund was to decrease the ratio of net investment income to average net assets from 6.75% to 6.68%. For Government Securities Fund, the effect of this change was to decrease net investment income per share by $0.04 per share and to decrease the ratio of net investment income to average net assets from 5.24% to 4.85%. For Limited Term U.S. Government Fund, the effect of this change was to decrease net investment income per share by $0.04 and to decrease the ratio of net investment income to average net assets from 5.34% to 4.98%. For Strategic Income Fund there was no effect of this change. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                                                   Ratios to average net assets:
                                                   -----------------------------

 Net asset                          Net assets,
  value,          Total               end of                     Net investment    Portfolio
  end of         return             the period       Expenses        income         turnover
the period       (%) (a)               (000)         (%) (b)         (%) (b)        rate (%)
----------      ---------           -----------    -----------   ---------------   ----------
$   11.33          3.5              $  18,346          0.67            6.15              65
    11.63          7.8                 17,351          0.67            6.68              84
    11.54          7.6                 14,013          0.67            7.40              83
    11.54         (0.0)(d)             10,320          0.72            7.12              63
    12.38          8.2                  9,289          0.76            6.69              65

    12.11         13.7                  6,822          0.87            4.28              52
    11.17          5.3                  4,821          1.00            4.85             317
    11.17         13.5                  4,593          1.01            6.09             622
    10.44         (6.3)                 2,754          1.11            6.25             313
    11.88          9.3                  3,404          1.13            6.05             106

    11.78          8.6                  8,529          0.88            4.14              88
    11.41          7.4                  3,441          0.95            4.98             275
    11.20          8.8                  3,254          0.95            6.63             384
    11.00         (0.3)                 7,086          0.98            6.26             400
    11.73          6.9                  8,345          0.96            6.16           1,351

    10.74         15.9                  1,039          0.94            7.77              30
     9.90          0.3                    445          0.93            9.10              10
    10.81          1.0                    335          0.90            9.07              13
    11.65          2.7                     --(g)       0.96            9.34              19

(d)   Amount is less than one tenth of one percent.

(e)   For the period December 1, 1999 (inception) through December 31, 1999.

(f) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(g)   Amount is less than $500.

Glossary of Terms


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

 Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

 CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street, Boston, MA
         02116 Telephone: 800-225-5478 Internet: www.cdcnvestfunds.com

         Important Notice Regarding Delivery of Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

  Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's
                         Internet site at: www.sec.gov.

Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

                    (Investment Company Act File No. 811-242)

The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.


                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.



(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors. (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                    YB51-0503

                           [LOGO] CDC NVEST FUNDS(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------

WHAT'S INSIDE


Goals, Strategies &
Risks ..................Page 1

Fund Fees & Expenses ...Page 23

Management Team ........Page 26

Fund Services ..........Page 34

Financial Performance ..Page 47  CDC Nvest Star Funds

[LOGO] HANSBERGER                CDC Nvest Star Advisers Fund
                                 Harris Associates L.P.
HARRIS ASSOCIATES L.P. [LOGO]    Loomis, Sayles & Company, L.P.
                                 Mercury Advisors
LS | LOOMIS SAYLES &
     COMPANY, L.P.               CDC Nvest Star Growth Fund
                                 Miller Anderson
[LOGO] MERCURY ADVISORS          RS Investment Management, L.P.
                                 Vaughan, Nelson, Scarborough & McCullough, L.P.
Miller Anderson                  Westpeak Global Advisors, L.P.

RS | investments                 CDC Nvest Star Small Cap Fund
                                 Harris Associates L.P.
-------------------              Loomis, Sayles & Company, L.P.
   Salomon Brothers              RS Investment Management, L.P.
   ---------------------         Salomon Brothers Asset Management Inc
         Asset Management
                                 CDC Nvest Star Value Fund
          [LOGO]                 Harris Associates L.P.
     Vaughan, Nelson             Loomis, Sayles & Company, L.P.
Scarborough & McCullough         Vaughan, Nelson, Scarborough & McCullough, L.P.
                                 Westpeak Global Advisors, L.P.
[LOGO] WESTPEAK
       GLOBAL ADVISORS           CDC Nvest Star Worldwide Fund
                                 Hansberger Global Investors, Inc.
                                 Harris Associates L.P.
                                 Loomis, Sayles & Company, L.P.


                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                        www.cdcnvestfunds.com

Table of Contents

      Goals, Strategies & Risks

      CDC Nvest Star Advisers Fund .......................................    1
      CDC Nvest Star Growth Fund .........................................    6
      CDC Nvest Star Small Cap Fund ......................................   11
      CDC Nvest Star Value Fund ..........................................   15
      CDC Nvest Star Worldwide Fund ......................................   19

      Fund Fees & Expenses

      Fund Fees & Expenses ...............................................   23

      More About Risk

      More About Risk ....................................................   25

      Management Team

      Meet the Funds' Investment Adviser and Subadvisers .................   26
      Meet the Funds' Portfolio Managers .................................   28

      Fund Services

      Investing in the Funds .............................................   34
      How Sales Charges Are Calculated ...................................   35
      Ways to Reduce or Eliminate Sales Charges ..........................   36
      It's Easy to Open an Account .......................................   37
      Buying Shares ......................................................   38
      Selling Shares .....................................................   39
      Selling Shares in Writing ..........................................   40
      Exchanging Shares ..................................................   41
      Restrictions on Buying, Selling and Exchanging Shares ..............   41
      How Fund Shares Are Priced .........................................   42
      Dividends and Distributions ........................................   43
      Tax Consequences ...................................................   43
      Compensation to Securities Dealers .................................   44
      Additional Investor Services .......................................   45

      Financial Performance

      Financial Performance ..............................................   47

      Glossary of Terms

      Glossary of Terms ..................................................   53


      If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

      To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

      Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC Nvest Star Advisers Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    All-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             Mercury Advisors ("Mercury")

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NEFSX         NESBX         NECCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment (or segments in the case of Loomis) of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities.

The Fund may also:

o Invest in securities offered in initial public offerings ("IPOs") and Rule 144A securities.

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.

o Invest in options and enter into futures, swap contracts and currency hedging transactions.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Advisers Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

  34.36%     18.98%    20.17%    19.26%    46.44%    -16.98%    -9.36%   -21.82%
--------------------------------------------------------------------------------
   1995       1996      1997      1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1999, up 30.94%

v   Lowest Quarterly Return:
    Third Quarter 2002, down 17.32%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks, the Wilshire 4500 Index, an unmanaged index of U.S. mid- and small-sized company stocks, and the Standard & Poor's Midcap 400 Index ("S&P Midcap 400 Index"), an unmanaged index representing the performance of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, the Wilshire 4500 Index and S&P Midcap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


---------------------------------------------------------------------------------------------
                                                                                  Since Class
Average Annual Total Returns                                                       Inception
(for the periods ended December 31, 2002)            Past 1 Year   Past 5 Years     (7/07/94)
---------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -26.32%        -0.64%          8.38%
    Return After Taxes on Distributions*               -26.32%        -2.93%          5.51%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -16.16%        -0.80%          6.16%
Class B - Return Before Taxes                          -26.35%        -0.48%          8.32%
Class C - Return Before Taxes                          -24.00%        -0.40%          8.20%
---------------------------------------------------------------------------------------------
S&P 500 Index**                                        -22.10%        -0.59%          9.95%
Wilshire 4500 Index**                                  -17.80%        -1.57%          7.55%
S&P Midcap 400 Index**                                 -14.53%         6.40%         13.15%
---------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.


** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 7/31/94.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Advisers Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles - Mid Cap Growth Segment

The Fund's Midcap Growth segment, which is one of two segments of the Fund managed by Loomis Sayles, invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:

                  o     Distinctive products, technologies or services
                  o Attractive valuation relative to both competitors and their own operating history
                  o     Strong management team
                  o Competitive barriers to entry within the company's industry

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalization of these companies will generally be within the range of companies included in the Russell Midcap Growth Index.

o Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.

o Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.

Loomis Sayles - Small Cap Value Segment

The Fund's Small Cap Value segment, the other segment managed by Loomis Sayles, invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index, an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:


                  o     Attractive valuations
                  o     Positive free cash flow
                  o     Strong balance sheets
                  o     Strong fundamental prospects

Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It also invests a smaller portion of its segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced significant business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.

o Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.

o Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.


Mercury


The segment of the Fund managed by Mercury, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by Mercury for the segment typically have the following characteristics:

                  o Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
                  o Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:

                        -     Above-average growth rates in sales
                        -     Improvements in profit margins
                        - Providing proprietary or niche products and services
                        -     Strong industry growth
                        -     A lead in market share


The segment may also invest in the securities of foreign companies, either directly or indirectly through American Depository Receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, Mercury generally employs the following methods:

o Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.

o The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.

o Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time. Mercury believes sector selection will be a significant contributor to the segment's long-term performance.

o Mercury will usually sell a position if company fundamentals or management do not perform to expectations.

Goals, Strategies & Risks

CDC Nvest Star Growth Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    All-Cap Equity
Subadvisers: Miller Anderson
             RS Investment Management, L.P. ("RS Investments")
             Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
             Westpeak Global Advisors, L.P. ("Westpeak")

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NFGAX         NFGBX         NFGCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities.

The Fund may also:

o Invest in securities offered in initial public offerings ("IPOs") and Rule 144A securities.

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including American Depository Receipts, securities in emerging markets and related currency hedging transactions.

o Invest in options and enter into futures, swap contracts and currency hedging transactions.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Growth Fund - More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


The performance results below, prior to November 16, 2001, reflect results achieved by the Fund's predecessor which retained a different adviser and did not use a multi-segment structure. The Fund also used different investment strategies prior to November 16, 2001. In addition, under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)+

                50.00%    73.21%    -41.30%   -33.59%   -33.45%
                -----------------------------------------------
                 1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1999, up 50.97%

v   Lowest Quarterly Return:
    Fourth Quarter 2000, down 30.76%

+ The returns shown above reflect the results of the Kobrick Capital Fund, the Fund's accounting predecessor, whose assets (along with those of the Kobrick Emerging Growth Fund) were acquired by the Star Growth Fund on November 16, 2001.

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 3000 Index, a market value-weighted, unmanaged index of the 3,000 largest U.S. companies. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 3000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.


--------------------------------------------------------------------------------------------------------------------
                                                                                  Since Class A       Since Classes
Average Annual Total Returns+                                                       Inception        B & C Inception
(for the periods endeed December 31, 2002)           Past 1 Year   Past 5 Years     (12/31/97)          (10/29/99)
--------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -37.24%         -8.67%         -8.67%                 --
    Return After Taxes on Distributions*               -37.24%         -9.59%         -9.59%                 --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -22.87%         -6.58%         -6.58%                 --
Class B - Return Before Taxes                          -37.18%            --             --              -27.95%
Class C - Return Before Taxes                          -35.29%            --             --              -27.48%
--------------------------------------------------------------------------------------------------------------------
Russell 3000 Index**                                   -21.54%         -0.71%         -0.71%             -10.53%
--------------------------------------------------------------------------------------------------------------------

+ The returns shown above reflect the results of the Kobrick Capital Fund, the Fund's accounting predecessor, whose assets (along with those of the Kobrick Emerging Growth Fund) were acquired by the Star Growth Fund on November 16, 2001.

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

** The returns of the Index do not reflect the effect of taxes. The returns for the Index are calculated from October 31, 1999 for Classes B and C shares.

Until October 29, 1999, the Fund had only one class of shares, which was offered without a sales charge. Returns prior to that date have been adjusted to reflect sales loads of the Fund's multiple class structure. See "Fund Fees & Expenses."

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Growth Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Miller Anderson

The Miller Anderson segment of the Fund invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Miller Anderson focuses on companies that demonstrate, in its view, one or more of the following characteristics, although not all of the companies selected will have these characteristics:

                  o     Superior growth prospects
                  o     Accelerating returns on invested capital
                  o     Sustainable competitive advantage
                  o     Experienced and incentivized management teams

In making investment decisions, Miller Anderson generally employs the following methods:

o It conducts extensive fundamental bottom-up analysis to evaluate potential candidates for purchase by using financial modeling to evaluate earnings data. In addition, it monitors qualitative measures including a company's competitive position within its industry and its management quality.

o     It also evaluates market valuations.

o Miller Anderson follows a strict sell discipline, selling stocks when it determines that they no longer meet investment criteria.

RS Investments

RS Investments pursues the Fund's goal by selecting securities for its segment based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one- to three-year time horizon. The catalysts that spur growth in these small companies may consist of:

                  o     A new product launch
                  o     A new management team
                  o     Expansion into new markets
                  o     Realization of undervalued assets

In making investment decisions, RS Investments generally employs the following methods:

o RS Investments begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.

o RS Investments identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investments evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.

o RS Investments will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investments make a decision to buy a particular stock.

o     RS Investments considers selling or initiating the sell process when:

            -     A stock has reached the price objective set by RS Investments.

            - A stock declines 15% from the original purchase price. If this occurs, RS Investments will gener ally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

            - Negative fundamental changes occur relating to management, product definition or economic environment.

            -     More attractive opportunities are identified.

Vaughan Nelson

Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

                  o     Sustainable competitive advantage
                  o     Positive earnings trends
                  o     Quality management
                  o     Strong financials

In selecting investments for its segment, Vaughan Nelson generally employs the following strategy:

o     Screen for companies with at least $1 billion in market capitalization.

o Screen for strong earnings and revenue growth over rolling 1, 3 and 5-year periods.

o Apply growth rate analysis and industry research to select 40-50 strong stocks for the portfolio.

o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

Westpeak

Westpeak constructs a portfolio of recognizable, reasonably priced stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the financial factors that Westpeak feels are most likely to be rewarded by the market in the future. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on factors such as:

                  o     Earnings-to-price ratios
                  o     Earnings growth rates
                  o     Positive earnings surprises
                  o     Book-to-price ratios
                  o     Dividend yields

Westpeak invests in stocks of companies in the Russell 3000 Growth Index, an unmanaged index of companies within the Russell 3000 Index selected for higher price-to-book ratios and higher forecasted growth values. This universe of stocks represents small, medium and large capitalization companies.

Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics. All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." The rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises."

The fundamental and expectation ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

Goals, Strategies & Risks

CDC Nvest Star Small Cap Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    Small-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             RS Investment Management, L.P ("RS Investments")
             Salomon Brothers Asset Management Inc ("Salomon Brothers")

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NEFJX         NEJBX         NEJCX

Investment Goal

The Fund seeks capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund, under normal market conditions, invests at least 80% of its net assets in investments in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Index, a market value-weighted unmanaged index of the 2000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission (the "SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.

The Fund may also:

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.

o     Invest in foreign securities, including those of emerging markets.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Small Cap Fund" -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Small-cap companies: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

          26.97%     2.05%    65.38%    -12.22%   -12.05%   -30.78%
          ---------------------------------------------------------
           1997      1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1999, up 42.28%

v   Lowest Quarterly Return:
    Third Quarter 2001, down 26.44%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 2000 Index, an unmanaged index measuring the stock price performance of the 2,000 smallest companies within the Russell 3000 Index. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

---------------------------------------------------------------------------------------------
                                                                                 Since Class
Average Annual Total Returns                                                      Inception
(for the periods ended December 31, 2002)           Past 1 Year    Past 5 Years    (12/31/96)
---------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -34.78%        -3.20%         1.28%
    Return After Taxes on Distributions*               -34.78%        -5.03%        -0.53%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -21.36%        -2.60%         0.87%
Class B - Return Before Taxes                          -34.72%        -3.07%         1.40%
Class C - Return Before Taxes                          -32.65%        -2.97%         1.35%
---------------------------------------------------------------------------------------------
Russell 2000 Index**                                   -20.40%        -1.36%         2.25%
---------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Small Cap Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of "small cap companies" in the United States. Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to identify companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions for its segment of the Fund, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles

The segment of the Fund managed by Loomis Sayles focuses on rapidly growing companies which Loomis Sayles believes have the potential for strong revenue growth, rising profit margins and accelerating earnings growth. The stock selection process uses a bottom-up approach that Loomis Sayles believes emphasizes companies that possess the best growth prospects. Loomis Sayles uses this approach to identify companies with the following characteristics, although not all of the companies selected will have each of these attributes:

                  o New and/or distinctive products, technologies or services
                  o Dynamic earnings growth with prospects for high levels of profitability
                  o Strong, experienced management with the vision and the capability to grow a large, profitable organization

In making investment decisions, Loomis Sayles generally employs the following methods:

o Loomis Sayles begins with a universe of approximately 3,000 companies that generally fall within the market capitalization range of those companies constituting the Russell 2000 Index.

o Next, the portfolio managers, with the assistance and guidance of the Loomis Sayles' analysts, evaluate this universe through screening techniques to determine which companies appear to offer the best earnings growth prospects.

o Once Loomis Sayles determines that a company may have the potential for earnings growth and rising profitability, it considers that company's stock for purchase. This process includes analysis of the company's income statements and balance sheets, and an assessment of the quality of its management team as well as the company's competitive position.

o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio of small cap growth securities. The segment's holdings are generally equally weighted, although under certain circumstances such as low liquidity or lack of near-term earnings prospects, positions will be reduced. Under normal market conditions, the segment remains fully invested with less than 5% of its assets held as cash.

o Investments are continuously monitored by the Loomis Sayles small cap growth team. Any erosion in the fundamental characteristics of portfolio holdings may result in the sale of that security. Additionally, securities may be sold when their market capitalization exceeds the capitalization range of the Russell 2000 Index. Finally, stocks may be sold if a better opportunity is identified by the portfolio managers.

RS Investments

RS Investments pursues the Fund's goal by selecting securities for its segment based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one- to three-year time horizon. The catalysts that spur growth in these small companies may consist of:

                  o     A new product launch
                  o     A new management team
                  o     Expansion into new markets
                  o     Realization of undervalued assets

In making investment decisions, RS Investments generally employs the following methods:.

o RS Investments begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.

o RS Investments identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investments evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.

o RS Investments will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investments make a decision to buy a particular stock.

o     RS Investments considers selling or initiating the sell process when:

            -     A stock has reached the price objective set by RS Investments.

            - A stock declines 15% from the original purchase price. If this occurs, RS Investments will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

            - Negative fundamental changes occur relating to management, product definition or economic environment.

            -     More attractive opportunities are identified.

Salomon Brothers

Salomon Brothers emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The management team uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

Salomon Brothers uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the manager looks for "value" attributes, such as:

                  o Low stock price relative to earnings, book value and cash flow
                  o     High return on invested capital

Salomon Brothers also uses quantitative methods to identify catalysts and trends that might influence the Fund's industry or sector focus or the manager's individual security selection.

Goals, Strategies & Risks

CDC Nvest Star Value Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    Large-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
             Westpeak Global Advisors, L.P. ("Westpeak")

Ticker Symbol:   Class A        Class B       Class C
                 ------------------------------------
                  NEFVX          NEVBX         NECVX

Investment Goal

The Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities. The Fund invests primarily in the common stocks of mid- and large-capitalization companies of various industries. The companies in which the Fund invests are value-oriented according to one or more of the following measures: price-to-earnings ratio, return on equity, dividend yield, price-to-book value ratio or price-to-sales ratio.

The Fund may also:

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including American Depository Receipts, securities in emerging markets and related currency hedging transactions.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Value Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The Fund assumed a multi-manager structure on February 28, 2000. The performance results shown below reflect results achieved by the previous sole subadviser for periods prior to February 28, 2000. In addition, under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                         (total return)

16.99%   -1.39%    32.32%     26.31%    20.95%     7.07%    -6.92%      2.03%     1.32%   -19.48%
-------------------------------------------------------------------------------------------------
 1993     1994      1995       1996      1997      1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1998, up 17.52%

v   Lowest Quarterly Return:
    Third Quarter 2002, down 18.55%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 3000 Index selected for their lower price-to-book ratios and lower forecasted growth values. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Since Class B      Since Class C
Average Annual Total Returns                                                                        Inception         Inception
(for the periods ended December 31, 2002)       Past 1 Year    Past 5 Years      Past 10 Years      (9/13/93)         (12/30/94)
---------------------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                     -24.11%          -4.81%            6.19%              --                --
    Return After Taxes on Distributions*          -24.11%          -5.94%            3.96%              --                --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                       -14.81%          -3.64%            4.58%              --                --
Class B - Return Before Taxes                     -24.10%          -4.67%              --             5.49%               --
Class C - Return Before Taxes                     -21.66%          -4.61%              --               --              5.73%
---------------------------------------------------------------------------------------------------------------------------------
Russell 1000 Value Index**                        -15.52%           1.16%           10.80%            9.71%            11.62%
---------------------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.


**    The returns of the Index do not reflect the effect of taxes.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Value Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of mid- and large- capitalization companies that Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions for constructing a concentrated portfolio, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles

Loomis Sayles uses fundamental research in a value-oriented selection process to seek companies with the following characteristics:

                  o     Low price-to-earnings ratios based on earnings estimates
                  o     Competitive return on equity
                  o     Competitive current and estimated dividend yield
                  o     Favorable earnings prospects

In selecting investments for its Fund segment, Loomis Sayles employs the following strategy:

o Loomis Sayles starts with a universe of approximately 1,400 companies, primarily those with a market capitalization in excess of $2 billion.

o Stocks are then ranked using the Loomis Sayles' proprietary valuation model based on low price-to-earnings ratios, earnings estimate revisions and quality.

o Stocks are selected based on fundamental research focusing on those that are ranked favorably in the valuation model.

o Its segment's portfolio is constructed by choosing approximately 50 to 70 stocks that Loomis Sayles believes offer the best combination of attractive valuation characteristics and positive fundamentals.

o The portfolio construction process also attempts to minimize risk through careful evaluation of diversification and other risk factors.

o Loomis Sayles will generally sell a stock when its price objective has been attained, if its fundamentals deteriorate, or when a stock with greater potential is identified.

Vaughan Nelson

In managing its segment of the Fund, Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have each of these attributes:

                  o     Strong balance sheets
                  o     Growing cash flows
                  o Reasonable valuations based upon discounted cash flow models
                  o     Stable and proven management teams
                  o     High relative dividend yield

In selecting investments for its segment of the Fund, Vaughan Nelson generally employs the following strategy:

o Value-driven investment philosophy that selects stocks selling at a relatively low value based upon discounted cash flow models. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.

o Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of 300 to 400 companies with market capitalizations of at least $2 billion.

o Use fundamental analysis to construct a portfolio of 45-75 securities consisting of quality companies in the opinion of Vaughan Nelson.

o Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson's price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

Westpeak

In managing its segment of the Fund, Westpeak constructs a portfolio of recognizable, reasonably priced stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the financial factors that Westpeak feels are most likely to be rewarded by the market in the future. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on factors such as:

                  o     Earnings-to-price ratios
                  o     Earnings growth rates
                  o     Positive earnings surprises
                  o     Book-to-price ratios
                  o     Dividend yields

Westpeak invests in stocks of companies in the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization. This universe of stocks represents small, medium and large capitalization companies.

Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics. All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." The rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises."

The fundamental and expectation ranks for each stock are placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

Goals, Strategies & Risks

CDC Nvest Star Worldwide Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    Global Equity
Subadvisers: Hansberger Global Investors, Inc. ("Hansberger")
             Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Ticker Symbol:   Class A       Class B       Class C
                 -----------------------------------
                  NEFDX         NEDBX         NEDCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policy adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the three subadvisers set forth above. Each subadviser manages its segment (or segments in the case of Harris) of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is a global mutual fund, which means that it will seek to invest in equity securities traded on foreign stock markets as well as the markets of the United States. Non-U.S. markets represent two-thirds of the value of all stocks traded in the world and offer opportunities for investment in addition to those found in the United States. Non-U.S. markets include those located in large, developed countries such as Great Britain and in smaller, developing markets such as Thailand.

The Fund may also:

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower quality debt securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Worldwide Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

        16.67%    12.68%     4.01%    37.63%    -12.22%    -8.98%   -16.42%
        -------------------------------------------------------------------
         1996      1997      1998      1999       2000      2001     2002

^   Highest Quarterly Return:
    Fourth Quarter 1999, up 24.05%

v   Lowest Quarterly Return:
    Third Quarter 2002, down 20.60%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world, and the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI World Index and MSCI EAFE returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------
                                                                                       Since Class
Average Annual Total Returns                                                            Inception
(for the periods ended December 31, 2002)            Past 1 Year      Past 5 Years      (12/29/95)
--------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -21.20%           -2.06%            2.45%
    Return After Taxes on Distributions*               -21.32%           -3.45%            1.15%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -13.00%           -1.58%            1.93%
Class B - Return Before Taxes                          -21.08%           -1.90%            2.57%
Class C - Return Before Taxes                          -18.63%           -1.82%            2.42%
--------------------------------------------------------------------------------------------------
MSCI World Index**                                     -19.54%           -1.76%            2.79%
MSCI EAFE**                                            -15.66%           -2.61%           -0.72%
--------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.


** The returns of each Index do not reflect the effect of taxes. The returns for each Index are calculated from 12/31/95.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Worldwide Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Hansberger

In managing its segment of the Fund, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies for its segment with the following characteristics, although not all of the companies selected will have these attributes:

                  o     High secular growth
                  o     Superior profitability
                  o Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

o Securities are selected on the basis of fundamental company-by-company analysis.

o In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.

o In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.

o Portfolio risk is controlled through top-down geographic and sector allocation.

Hansberger generally sells a security if its price target is met, the company's fundamental change, or if the portfolio is fully invested and a better investment opportunity arises.

Harris Associates -- U.S. Segment

The U.S. segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization U.S. companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based on its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Harris Associates -- International Segment

In managing its international segment of the Fund, Harris Associates generally employs the same screening techniques that it uses for its U.S. segment, which is described above, and applies them to non-U.S. companies. However, due to the inherent risks associated with investing in foreign securities, Harris Associates further evaluates:

                  o The relative political and economic stability of the issuer's home country
                  o     The ownership structure of the company
                  o     The company's accounting practices

This segment of the Fund may invest in securities traded in both developed and emerging markets. There are no limits on geographic asset distribution, but to provide diversification this segment of the Fund will generally be invested in at least five countries outside the United States.

Loomis Sayles

The segment of the Fund managed by Loomis Sayles invests primarily in equity securities of companies organized or headquartered outside of the United States. The segment holds securities from at least three different countries, including those within emerging markets. The segment focuses on securities with large market capitalization, but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles have these attributes:

                  o     Strong, competitive position as an industry leader
                  o     Strong pricing power
                  o     Strong distribution channels
                  o     Improving business or financial fundamentals

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio.

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above.

o In addition to its bottom-up approach to security selection, an overlay of country and industry macro-economic data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.

o The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas.

o Loomis Sayles sells a position when the fundamental outlook is deteriorating or when other more favorable opportunities arise.

Loomis Sayles uses a "No-Walls Decision Making(TM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------
                                                           Class A          Class B          Class C
------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              5.75%            None             1.00%(4)
------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load)
     (as a percentage of original purchase price
     or redemption proceeds, as applicable)(2)                (3)            5.00%            1.00%
------------------------------------------------------------------------------------------------------
Redemption fees                                             None*            None*            None*

(1) A reduced sales charge on Class A shares applies in some cases. See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

(4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchanges or additional purchases of Class C shares.

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.


Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------------------
                                                   Star Value Fund              Star Growth Fund**         Star Small Cap Fund
                                           Class A    Class B   Class C   Class A    Class B   Class C   Class A   Class B   Class C
------------------------------------------------------------------------------------------------------------------------------------
Management fees                              0.75%     0.75%     0.75%     1.00%      1.00%     1.00%      1.05%    1.05%     1.05%
------------------------------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees     0.25%     1.00%*    1.00%*    0.25%      1.00%*    1.00%*     0.25%    1.00%*    1.00%*
------------------------------------------------------------------------------------------------------------------------------------
Other expenses                               0.68%     0.68%     0.68%     1.30%      1.30%     1.30%      0.83%    0.83%     0.83%
------------------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses         1.68%     2.43%     2.43%     2.55%      3.30%     3.30%      2.13%    2.88%     2.88%
------------------------------------------------------------------------------------------------------------------------------------
Fee Waiver and/or
    Expense Reimbursement                    0.00%     0.00%     0.00%     1.05%      1.05%     1.05%      0.00%    0.00%     0.00%
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                 1.68%     2.43%     2.43%     1.50%      2.25%     2.25%      2.13%    2.88%     2.88%
------------------------------------------------------------------------------------------------------------------------------------
                                                 Star Advisers Fund            Star Worldwide Fund
                                            Class A   Class B   Class C   Class A    Class B   Class C
------------------------------------------------------------------------------------------------------
Management fees                              1.05%     1.05%     1.05%     1.05%      1.05%     1.05%
------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees     0.25%     1.00%*    1.00%*    0.25%      1.00%*    1.00%*
------------------------------------------------------------------------------------------------------
Other expenses                               0.59%     0.59%     0.59%     0.89%      0.89%     0.89%
------------------------------------------------------------------------------------------------------
Total annual fund operating expenses         1.89%     2.64%     2.64%     2.19%      2.94%     2.94%
------------------------------------------------------------------------------------------------------

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares. This undertaking is in effect through April 30, 2004 and will be reevaluated on an annual basis. The advisory agreement between CDC IXIS Advisers and CDC Nvest Funds Trust I on behalf of the Star Growth Fund sets forth a management fee rate of 1.00%. CDC IXIS Advisers, however, has agreed to waive a portion of its fee so that the effective management fee is 0.90% through April 30, 2004.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o     You invest $10,000 in a Fund for the time periods indicated;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------------------------------------------------------
                                  Star Advisers Fund                                  Star Growth Fund
                  Class A         Class B               Class C         Class A         Class B               Class C
                               (1)        (2)        (1)       (2)                   (1)        (2)         (1)        (2)
----------------------------------------------------------------------------------------------------------------------------
1 year            $  756     $  767     $  267     $  464     $  364     $  719     $  728     $  228     $  426     $  326
----------------------------------------------------------------------------------------------------------------------------
3 years           $1,135     $1,120     $  820     $  912     $  912     $1,229     $1,218     $  918     $1,009     $1,009
----------------------------------------------------------------------------------------------------------------------------
5 years           $1,538     $1,600     $1,400     $1,486     $1,486     $1,764     $1,831     $1,631     $1,715     $1,715
----------------------------------------------------------------------------------------------------------------------------
10 years**        $2,659     $2,792     $2,792     $3,044     $3,044     $3,220     $3,352     $3,352     $3,588     $3,588
----------------------------------------------------------------------------------------------------------------------------
                                  Star Small Cap Fund                                 Star Value Fund
                 Class A          Class B               Class C         Class A         Class B                Class C
                               (1)        (2)        (1)       (2)                    (1)       (2)         (1)        (2)
----------------------------------------------------------------------------------------------------------------------------
1 year            $  779     $  791     $  291     $  488     $  388     $  736     $  746     $  246     $  444     $  344
----------------------------------------------------------------------------------------------------------------------------
3 years           $1,204     $1,192     $  892     $  983     $  983     $1,074     $1,058     $  758     $  850     $  850
----------------------------------------------------------------------------------------------------------------------------
5 years           $1,653     $1,718     $1,518     $1,603     $1,603     $1,435     $1,496     $1,296     $1,383     $1,383
----------------------------------------------------------------------------------------------------------------------------
10 years**        $2,895     $3,027     $3,027     $3,272     $3,272     $2,448     $2,581     $2,581     $2,839     $2,839
----------------------------------------------------------------------------------------------------------------------------
                                  Star Worldwide Fund
                  Class A         Class B               Class C
                               (1)        (2)       (1)         (2)
---------------------------------------------------------------------
1 year            $  784     $  797     $  297     $  494     $  394
---------------------------------------------------------------------
3 years           $1,221     $1,210     $  910     $1,000     $1,000
---------------------------------------------------------------------
5 years           $1,682     $1,748     $1,548     $1,632     $1,632
---------------------------------------------------------------------
10 years**        $2,954     $3,085     $3,085     $3,329     $3,329
---------------------------------------------------------------------

(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on the Net Expenses for the 1-year period for Star Growth Fund illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining periods. The example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds except Star Value Fund) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (All Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds except Star Value Fund) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds except Star Value Fund) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (Star Advisers and Star Growth Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes including anticipatory hedging.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Prepayment Risk (All Funds except Star Value Fund) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (All Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team


Meet the Funds' Investment Adviser and Subadvisers

The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers CDC Nvest Star Funds (the "Funds" and each a "Fund"), which along with CDC Nvest Equity Funds, CDC Nvest Income Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective segment or segments of the Funds.

The combined advisory and subadvisory fees paid by each Fund during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 1.05% for the CDC Nvest Star Advisers Fund, 0.626% (after waiver or reimbursement) for the Star Growth Fund, 1.05% for the CDC Nvest Star Small Cap Fund, 0.748% for the Star Value Fund and 1.05% for the CDC Nvest Star Worldwide Fund.

Subadvisers

Hansberger, located at 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, serves as a subadviser to a segment of the Star Worldwide Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $3 billion in assets as of December 31, 2002, and specializes in global investing, managing separate portfolios and institutional mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to segments of the Star Advisers, Star Small Cap, Star Value and Star Worldwide Funds. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to segments of the Star Advisers, Star Small Cap, Star Value and Star Worldwide Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Mercury, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as subadviser to a segment of the Star Advisers Fund. "Mercury Advisors" is the name under which Fund Asset Management, L.P., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch") conducts certain business. Mercury and its affiliated investment advisers, including Merrill Lynch, managed approximately $462 billion in assets as of December 31, 2002. Mercury was established in 1976 in order to provide investment management services for institutions and mutual funds.

Miller Anderson, located at 1221 Avenue of the Americas, New York, New York 10020, serves as a subadviser to a segment of the Star Growth Fund. "Miller Anderson" is a name under which Morgan Stanley Investment Management Inc. ("MSIM Inc.") does business in certain instances (including its role as subadviser to the Star Growth Fund). MSIM Inc. and its affiliates conduct a worldwide portfolio management business and provide a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2002, Miller Anderson, together with its affiliated asset management companies, had approximately $376.2 billion in assets under management.

RS Investments, located at 388 Market Street, San Francisco, California 94111, serves as subadviser to a segment of the Star Growth and Star Small Cap Funds. RS Investments was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. Inc. and its subsidiary, RS Investments, from BankAmerica Corporation. As of December 31, 2002, RS Investments had over $4 billion in assets under management. Kobrick Funds LLC and RS Investments served as adviser to the Star Growth Fund's predecessor (Kobrick Capital Fund) from inception until June 2001 and from June 2001 through November 2001, respectively.

Salomon Brothers, located at 399 Park Avenue, New York, New York 10022, serves as the subadviser to a segment of the Star Small Cap Fund. Founded in 1987, Salomon managed approximately $34.2 billion in assets as of December 31, 2002. Salomon Brothers provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon is also one of the affiliated investment advisory entities of Citigroup Asset Management ("Citigroup"). Citigroup had approximately $479.3 billion in assets under management as of December 31, 2002 and approximately 500 investment professionals.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to segments of the Star Growth and Star Value Funds. Vaughan Nelson is a subsidiary of CDC IXIS Asset Management North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2002, Vaughan Nelson had $3.6 billion in assets under management.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to a segment of the Star Growth and Star Value Funds. Westpeak is a subsidiary of CDC IXIS Asset Management North America. Westpeak employs a team approach in managing each Fund's portfolio. Members of the portfolio management team that manages Westpeak's segment of the Star Growth and Star Value Funds include: Robert Franz, Westpeak's Chief Investment Officer and Thomas Anichini, a Vice President of Westpeak. Founded in 1991, Westpeak had $3.8 billion in assets under management as of December 31, 2002.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or such firms. In placing trades, such firms will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

CDC Nvest Star Advisers Fund

Harris Associates

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates segment of the Star Advisers Fund since January 2001. He also co-manages a segment of the CDC Nvest Star Worldwide Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates segment of the Star Advisers Fund since October 2000. He also co-manages a segment of the CDC Nvest Star Worldwide Fund and CDC Nvest Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.M. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Loomis Sayles

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund, the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. Mr. Ely has over 23 years of investment management experience.

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Small Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles and of Loomis Sayles Funds, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He has over 14 years of investment management experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of the Star Advisers Fund since January 2000. He also co-manages the Loomis Sayles Small-Cap Value Fund. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors from 1993 until 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

David L. Smith

David L. Smith has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis segment of the CDC Nvest Star Small Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 18 years of investment management experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles segment of the Star Advisers Fund since April 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Thelen, Vice President of Loomis Sayles, joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Mercury Advisors

Thomas Burke

Thomas Burke has served as Associate Portfolio Manager for the Mercury segment of the Star Advisers Fund since July 2001. He also assists in managing several other mutual funds managed by Mercury and its advisory affiliates. Mr. Burke, Director of Mercury, joined the firm in 1993. Mr. Burke received a B.A. from Pace University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment management experience.

Lawrence R. Fuller

Lawrence R. Fuller has led the management team for the Mercury segment of the Star Advisers Fund since July 2001. He also manages several other mutual funds managed by Mercury and its advisory affiliates. Mr. Fuller, Managing Director of Mercury, joined the firm in 1992. He received a B.A. from Bates College and an M.B.A. from Columbia University. Mr. Fuller has over 34 years of investment management experience.

Karen Uzzolino

Karen Uzzolino has served as Fund Analyst for the Mercury segment of the Star Advisers Fund since July 2001. She also serves as Fund Analyst for several other mutual funds managed by Mercury and its advisory affiliates. Ms. Uzzolino, Assistant Vice President of Mercury, joined the firm in 1992. She received an Associates Degree from the Stuart School of Business Administration and has over 10 years of investment management experience.

CDC Nvest Star Growth Fund

Miller Anderson

Miller Anderson's segment of the Star Growth Fund is managed by its Small/Mid Cap Growth Team. Current members of the team include David P. Chu, Executive Director, Dennis Lynch, Executive Director and David Cohen, Executive Director.

RS Investments

John H. Seabern

John H. Seabern has co-managed the RS Investments segment of the Star Growth Fund since December 2001. He also co-manages the RS Investments segment of the CDC Nvest Star Small Cap Fund and the RS Diversified Growth Fund. Mr. Seabern, Vice President and Principal of RS Investments, joined the firm in 1993. Mr. Seabern received a B.S. degree in finance from the University of Colorado and has over 11 years of investment management experience.

John L. Wallace

John L. Wallace has co-managed the RS Investments segment of the Star Growth Fund since December 2001. He also co-manages the RS Investments segment of the CDC Nvest Star Small Cap Fund, the RS MidCap Opportunities Fund and the RS Diversified Growth Fund. Mr. Wallace, Vice President and Managing Director of RS Investments, joined the firm in 1995. He received a B.A. from the University of Idaho and an M.B.A. from Pace University. Mr. Wallace has over 21 years of investment experience.

Vaughan Nelson

William R. Berger

William R. Berger has served as co-manager of the Vaughan Nelson segment of the Star Growth Fund since February 2002 and previously served as co-manager of the Fund from July 2001 through November 2002. He also co-manages the CDC Nvest Large Cap Growth Fund. Mr. Berger, Senior Portfolio Manager, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 14 years of investment management experience.

Brian A. Grove

Brian A. Grove has co-managed the Vaughan Nelson segment of the Star Growth Fund since December 2001. He also co-manages the CDC Nvest Large Cap Growth Fund. Mr. Grove, Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 19 years of investment management experience.

Curt E. Rohrman

Curt E. Rohrman has co-managed the Vaughan Nelson segment of the Star Growth Fund since November 2002. He also co-manages the CDC Nvest Large Cap Growth Fund. Mr. Rohrman, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining Vaughan Nelson he was a Portfolio Manager with USAA Investment Management Company from 1997 to 2002. Mr. Rohrman received a B.B.A. in finance and marketing from Texas Christian University and an M.B.A. in finance from the University of Texas at Austin. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

Westpeak

Thomas M. Anichini

Thomas M. Anichini is a member of the portfolio team that manages Westpeak's segment of the Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value Fund and CDC Nvest Capital Growth Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team that manages the Westpeak segment of the Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Value Fund and CDC Nvest Capital Growth Fund. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 18 years of investment experience.

CDC Nvest Star Small Cap Fund

Harris Associates

James P. Benson

James P. Benson has co-managed the Harris Associates segment of the Star Small Cap Fund since November 1999. He joined Harris Associates in 1997 as an investment analyst. Mr. Benson received an M.M. in Finance from Northwestern University and a B.A. in Economics and Computer Sciences from Westminster College. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Clyde S. McGregor

Clyde S. McGregor has co-managed the Harris Associates segment of the Star Small Cap Fund since July 2000. Mr. McGregor joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He received an M.B.A. from the University of Wisconsin-Madison and a B.A. from Oberlin College. Mr. McGregor has over 21 years of investment experience.

Loomis Sayles

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis segment of the Star Small Cap Fund since its inception. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Aggressive Growth Fund, and leads a team of portfolio managers responsible for the management of the domestic segment of the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. He has over 23 years of investment management experience.

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. Mr. Fine has over 14 years of investment management experience.

David L. Smith

David L. Smith has co-managed the Loomis segment of the Star Small Cap Fund since March 2001. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 18 years of investment management experience.

RS Investments

John H. Seabern

John H. Seabern has co-managed the RS Investments segment of the Star Small Cap Fund since October 1997. He also co-manages the RS Investments segment of the CDC Nvest Star Growth Fund and the RS Diversified Growth Fund. Mr. Seabern, Vice President and Principal of RS Investments, joined the firm in 1993. Mr. Seabern received a B.S. from the University of Colorado and has over 11 years of investment management experience.

John L. Wallace

John L. Wallace has served as portfolio manager for the RS Investments segment of the Star Small Cap Fund from inception until October 1997 and as co-portfolio manager thereafter. He also manages the RS MidCap Opportunities Fund and the RS Diversified Growth Fund. Mr. Wallace, Managing Director of RS Investments, joined the firm in 1995. He received a B.A. from the University of Idaho and an M.B.A. from Pace University. Mr. Wallace has over 21 years of investment experience.

Salomon Brothers

Salomon Brothers utilizes a team approach.

CDC Nvest Star Value Fund

Harris Associates

Floyd J. Bellman

Floyd J. Bellman has assisted in managing the Harris Associates segment of the Star Value Fund since February 2000. He also co-manages the CDC Nvest Select Fund. Mr. Bellman, Vice President of the Investment Advisory Department, joined the firm in 1995. He received a BBA in Finance from the University of Wisconsin-Whitewater. Mr. Bellman holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Robert M. Levy

Robert M. Levy has co-managed the Harris Associates segment of the Star Value Fund since February 2000. He also manages the CDC Nvest Growth and Income Fund. Mr. Levy is Partner, Chairman and Chief Investment Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Loomis Sayles

Jeffrey W. Wardlow

Jeffrey W. Wardlow served as co-manager of the Loomis Sayles segment of the Star Value Fund from August 1998 until May 2000 and as sole portfolio manager thereafter. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 11 years ago. He received both his B.B.A. and his M.B.A. from Michigan State University. Mr. Wardlow holds the designation of Chartered Financial Analyst and has over 19 years of investment experience.

Vaughan Nelson

Mark J. Roach

Mark J. Roach has co-managed the Vaughan Nelson segment of the Star Value Fund since November 2002. Mr. Roach, a Portfolio Manager of Vaughan Nelson, joined the firm in 2002. Prior to joining the Vaughan Nelson he was a Security Analyst for USAA Investment Management Company from 2001 to 2002, an Equity Analyst with Fifth Third Bank from 1999 to 2001 and a Senior Analyst with The Applied Finance Group, Ltd. from 1998 to 1999. Mr. Roach received a B.A. from Baldwin Wallace College and an M.B.A from the University of Chicago. He has over 11 years of investment management experience.

Margaret M. Buescher

Margaret M. Buescher has served as co-manager of the Vaughan Nelson segment of the Star Value Fund from February to August 2000, served as sole portfolio manager from September 2000 to October 2002 and served as co-manager thereafter. Ms. Buescher, Senior Portfolio Manager of Vaughan Nelson, joined the company in 1994. She received a B.A. from Vanderbilt University. Ms. Buescher holds the designation of Chartered Financial Analyst and has over 27 years of investment experience.

Westpeak

Thomas M. Anichini

Thomas M. Anichini is a member of the portfolio team that manages Westpeak's segment of the Star Value Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the CDC Nvest Capital Growth Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, he was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team that manages the Westpeak segment of the Star Value Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Star Growth Fund and the CDC Nvest Capital Growth Fund. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. He received a B.A. from Pomona College and has over 18 years of investment experience.

CDC Nvest Star Worldwide Fund

Hansberger

Barry A. Lockhart

Barry A. Lockhart has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President - Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has five years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has served as leader of the management team for the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director - Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 16 years of investment management experience.

Harris Associates

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates U.S. segment of the Star Worldwide Fund since January 2001. He also co-manages the Harris Associates segment of the CDC Nvest Star Advisers Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

David G. Herro

David G. Herro has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Herro, Portfolio Manager at Harris Associates, joined the firm in 1992. He received an M.A. and a B.S. from the University of Wisconsin. Mr. Herro holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates U.S. segment of the Star Worldwide Fund since October 2000. He also co-manages the Harris Associates segment of the CDC Nvest Star Advisers Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. He received an M.M. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Michael J. Welsh

Michael J. Welsh has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Welsh, Vice President of Harris Associates, joined the firm in 1992. He received an M.M. from Northwestern University and a B.S. from the University of Kansas. Mr. Welsh holds the designation of Chartered Financial Analyst and Certified Public Accountant. He has over 17 years of investment management experience.

Loomis Sayles

Eswar Menon

Eswar Menon has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Emerging markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund, the Loomis Sayles Emerging Markets Fund and the Loomis Sayles Global Technology Fund. Prior to joining Loomis Sayles in 1999, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 through 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California and a B.S. from Indian Institute of Technology, Madras, India. He has over 12 years of investment experience.

Alexander Muromcew

Alexander Muromcew has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Asian markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management from 1996 through 1999. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College. Mr. Muromcew has over 12 years of investment experience.

John Tribolet

John Tribolet has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on European markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 through 1999. He received a B.S. from Columbia University and has over 10 years of investment experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

Class C Shares

o You pay a sales charge when you buy Fund shares. You may be able to eliminate this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.

o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                                                      Class A Sales Charges
                                                  As a % of         As a % of
Your Investment                                offering price    your investment
--------------------------------------------------------------------------------
Less than  $ 50,000                                 5.75%             6.10%
--------------------------------------------------------------------------------
$ 50,000 - $ 99,999                                 4.50%             4.71%
--------------------------------------------------------------------------------
$100,000 - $249,999                                 3.50%             3.63%
--------------------------------------------------------------------------------
$250,000 - $499,999                                 2.50%             2.56%
--------------------------------------------------------------------------------
$500,000 - $999,999                                 2.00%             2.04%
--------------------------------------------------------------------------------
$1,000,000 or more*                                 0.00%             0.00%
--------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

--------------------------------------------------------------------------------
             Class B Contingent Deferred Sales Charges
        Year Since Purchase        CDSC on Shares Being Sold
--------------------------------------------------------------------------------
                1st                          5.00%
--------------------------------------------------------------------------------
                2nd                          4.00%
--------------------------------------------------------------------------------
                3rd                          3.00%
--------------------------------------------------------------------------------
                4th                          3.00%
--------------------------------------------------------------------------------
                5th                          2.00%
--------------------------------------------------------------------------------
                6th                          1.00%
--------------------------------------------------------------------------------
            thereafter                       0.00%
--------------------------------------------------------------------------------

Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

--------------------------------------------------------------------------------
             Class C Contingent Deferred Sales Charges
        Year Since Purchase        CDSC on Shares Being Sold
--------------------------------------------------------------------------------
                1st                          1.00%
--------------------------------------------------------------------------------
            thereafter                       0.00%
--------------------------------------------------------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Classes A or Class C Shares

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

----------------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                            Minimum to           Investment Builder         Minimum for
Type of Account                                           Open an Account      or Payroll Deduction      Existing Accounts
----------------------------------------------------------------------------------------------------------------------------------
Any account other than those listed below                     $2,500                    $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                    $25                    $100
Transfers to Minors Act ("UTMA")
----------------------------------------------------------------------------------------------------------------------------------
Individual Retirement Accounts ("IRAs")                        $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Coverdell Education Savings Accounts                           $500                     $25                    $100
----------------------------------------------------------------------------------------------------------------------------------
Retirement plans with tax benefits such
as corporate pension, profit sharing                           $250                     $25                    $100
and Keogh plans
----------------------------------------------------------------------------------------------------------------------------------
Payroll Deduction Investment Programs
for SARSEP*, SEP, SIMPLE IRA,                                   $25                     N/A                     $25
403(b)(7) and certain other retirement plans
----------------------------------------------------------------------------------------------------------------------------------

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

                     CDC Nvest Funds Personal Access Line(R)

                              800-225-5478, press 1

                            CDC Nvest Funds Web Site

                              www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o     order duplicate account statements; and

      o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                              Opening an Account                               Adding to an Account
Through Your Investment Dealer

                        o     Call your investment dealer for information about opening or adding to an account.

By Mail

                        o     Make out a check in U.S. dollars           o     Make out a check in U.S. dollars
                              for the investment amount, payable               for the investment amount, payable
                              to "CDC Nvest Funds." Third party                to "CDC Nvest Funds." Third party
[ENVELOPE ICON]               checks and "starter" checks will                 checks and "starter" checks will
                              not be accepted.                                 not be accepted.


                        o     Mail the check with your completed         o     Complete the investment slip from
                              application to CDC Nvest Funds,                  an account statement or include a
                              P.O. Box 219579, Kansas City, MO                 letter specifying the Fund name,
                              64121-9579.                                      your class of shares, your account
                                                                               number and the registered account
                                                                               name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for            o     Call your investment dealer or CDC
                              the Fund into which you are                      Nvest Funds at 800-225-5478 or
                              exchanging by calling your                       visit www.cdcnvestfunds.com to
[EXCHANGE ICON]               investment dealer or CDC Nvest                   request an exchange.
                              Funds at 800-225-5478.

                        o     Call your investment dealer or CDC
                              Nvest Funds or visit
                              www.cdcnvestfunds.com to request
                              an exchange.

By Wire

                        o     Call CDC Nvest Funds at                    o     Visit www.cdcnvestfunds.com to add
                              800-225-5478 to obtain an account                shares to your account by wire.
                              number and wire transfer                         Instruct your bank to transfer
                              instructions. Your bank may charge               funds to State Street Bank & Trust
[WIRE ICON]                   you for such a transfer.                         Company, ABA # 011000028, and DDA #
                                                                               99011538.

                                                                         o     Specify the Fund name, your class
                                                                               of shares, your account number and
                                                                               the registered account name(s).
                                                                               Your bank may charge you for such
                                                                               a transfer.

Through Automated Clearing House ("ACH")

                        o     Ask your bank or credit union              o     Call CDC Nvest Funds at
                              whether it is a member of the ACH                800-225-5478 or visit
                              system.                                          www.cdcnvestfunds.com to add
                                                                               shares to your account through
[ACH icon]              o     Complete the "Bank Information"                  ACH.
                              section on your account
                              application.                               o     If you have not signed up for the
                                                                               ACH system, please call CDC Nvest
                        o     Mail your completed application to               Funds or visit
                              CDC Nvest Funds, P.O. Box 219579,                www.cdcnvestfunds.com for a
                              Kansas City, MO 64121-9579.                      Service Options Form.

Automatic Investing Through Investment Builder

                        o     Indicate on your application that          o     Please call CDC Nvest Funds at
                              you would like to begin an                       800-225-5478 or visit
                              automatic investment plan through                www.cdcnvestfunds.com for a
                              Investment Builder and the amount                Service Options Form. A signature
[INVESTING ICON]              of the monthly investment ($25                   guarantee may be required to add
                              minimum).                                        this privilege.

                        o     Include a check marked "Void" or a         o     See the section entitled
                              deposit slip from your bank                      "Additional Investor Services."
                              account.

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o     Call your investment dealer for information.

By Mail

                        o     Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the
[ENVELOPE ICON]               method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in
                              Writing."

                        o     The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.


                        o     Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579,
                              Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.


                        o     Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
[EXCHANGE ICON]
                        o     Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                        o     Complete the "Bank Information" section on your account application.

[WIRE ICON]             o     Call CDC Nvest Funds at 800-225-5478 or visit www.cdcnvestfunds.com or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                        o     Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                        o     Ask your bank or credit union whether it is a member of the ACH system.

[ACH ICON]              o     Complete the "Bank Information" section on your account application.

                        o     If you have not signed up for the ACH system on your application, please call CDC Nvest Funds at 800-225-5478 or visit
                              www.cdcnvestfunds.com for a Service Options Form.

                        o     Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                        o     Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

[TELEPHONE ICON]        o     Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                        o     Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                        o     Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative, or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                             Requirements for Written Requests
Qualified retirement benefit plans (except        o   The request must include the signatures of all those authorized to
CDC Nvest Funds prototype documents)                  sign, including title.

                                                  o   Signature guarantee, if applicable (see above).

Individual Retirement Accounts                    o   Additional documentation and distribution forms may be required.

Individual, joint, sole proprietorship,           o   The request must include the signatures of all persons authorized
UGMA/UTMA (minor accounts)                            to sign, including title, if applicable.

                                                  o   Signature guarantee, if applicable (see above).

                                                  o   Additional documentation may be required.

Corporate or association accounts                 o   The request must include the signatures of all persons authorized to sign, including title.

Owners or trustees of trust accounts              o   The request must include the signatures of all trustees authorized to sign, including title.

                                                  o   If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.

                                                  o   Signature guarantee, if applicable (see above).

Joint tenancy whose co-tenants are deceased       o   The request must include the signatures of all surviving tenants of the account.

                                                  o   Copy of the death certificate.

                                                  o   Signature guarantee if proceeds check is issued to other than the surviving tenants.

Power of Attorney (POA)                           o   The request must include the signatures of the attorney-in-fact, indicating such title.

                                                  o   A signature guarantee.

                                                  o   Certified copy of the POA document stating it is still in full force and effect, specifying the exact Fund and account number, and certified within 30 days of receipt of instructions.*

Executors of estates, administrators,             o   The request must include the signatures of all those authorized to
guardians, conservators                               sign, including capacity.

                                                  o   A signature guarantee.

                                                  o   Certified copy of court document where signer derives authority,
                                                      e.g., Letters of Administration, Conservatorship and Letters
                                                      Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                       Situation
The Fund may suspend the right of redemption or   o   When the New York Stock Exchange (the "Exchange") is
postpone payment for more than 7 days:                closed (other than a weekend/holiday)

                                                  o   During an emergency

                                                  o   Any other period permitted by the SEC

The Fund reserves the right to suspend account    o   With a notice of a dispute between registered owners
services or refuse transaction requests:
                                                  o   With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole    o   When it is detrimental for a Fund to make cash payments
or in part by a distribution in kind of readily       as determined in the sole discretion of the adviser or
marketable securities in lieu of cash or may          subadviser
take up to 7 days to pay a redemption request in
order to raise capital:

The Fund may withhold redemption proceeds until   o   When redemptions are made within 10 calendar days of
the check or funds have cleared:                      purchase by check or ACH of the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                       Total market value of securities + Cash and other assets - Liabilities
   Net Asset Value =   ----------------------------------------------------------------------
                                            Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calcu- lated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value deter- mined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from your invest-ment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund expects to distribute dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in addi- tional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code")necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including Star Small Cap, Star Advisers and Star Worldwide Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees

                       This Page Left Blank Intentionally

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                       Less distributions:
                                  -----------------------------------------  -------------------------------------------------------
                      Net asset
                       value,         Net        Net realized                  Dividends     Distributions
                     beginning    investment    and unrealized   Total from       from          from net
                         of         income      gain (loss) on   investment  net investment     realized    Return of      Total
                     the period   (loss) (a)      investments    operations      income      capital gains   capital   distributions
                     ----------   ----------    --------------   ----------  --------------  -------------  ---------  -------------
STAR ADVISERS FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002           $15.90      $(0.11)          $(3.36)        $(3.47)      $   --           $   --        $   --     $   --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001            17.55       (0.05)           (1.59)         (1.64)          --            (0.01)           --      (0.01)
  12/31/2000            24.50       (0.06)           (3.87)         (3.93)          --            (3.02)           --      (3.02)
  12/31/1999            20.02       (0.12)            8.91           8.79           --            (4.31)           --      (4.31)
  12/31/1998            18.17       (0.05)            3.28           3.23           --            (1.38)           --      (1.38)

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002            14.64       (0.20)           (3.09)         (3.29)          --               --            --         --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001            16.29       (0.16)           (1.48)         (1.64)          --            (0.01)           --      (0.01)
  12/31/2000            23.14       (0.22)           (3.61)         (3.83)          --            (3.02)           --      (3.02)
  12/31/1999            19.23       (0.27)            8.49           8.22           --            (4.31)           --      (4.31)
  12/31/1998            17.63       (0.18)            3.16           2.98           --            (1.38)           --      (1.38)

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002            14.66       (0.20)           (3.09)         (3.29)          --               --            --         --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001            16.30       (0.16)           (1.47)         (1.63)          --            (0.01)           --      (0.01)
  12/31/2000            23.16       (0.22)           (3.62)         (3.84)          --            (3.02)           --      (3.02)
  12/31/1999            19.25       (0.27)            8.49           8.22           --            (4.31)           --      (4.31)
  12/31/1998            17.64       (0.18)            3.17           2.99           --            (1.38)           --      (1.38)

STAR GROWTH FUND*

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002           $ 8.76      $(0.07)          $(2.86)        $(2.93)      $   --           $   --        $   --     $   --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             7.21       (0.02)            1.57           1.55           --               --            --         --
  09/30/2001            19.05       (0.05)          (11.79)        (11.84)          --               --            --         --
  09/30/2000            17.21       (0.14)            4.35(e)        4.21           --            (2.37)           --      (2.37)
  09/30/1999            10.71       (0.18)            6.68           6.50           --               --            --         --
  09/30/1998(f)         10.00       (0.13)            0.84           0.71           --               --            --         --

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             8.62       (0.12)           (2.80)         (2.92)          --               --            --         --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             7.12       (0.03)            1.53           1.50           --               --            --         --
  09/30/2001            18.92       (0.13)          (11.67)        (11.80)          --               --            --         --
  09/30/2000(f)         15.64       (0.24)            3.52(e)        3.28           --               --            --         --

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             8.63       (0.12)           (2.81)         (2.93)          --               --            --         --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             7.12       (0.03)            1.54           1.51           --               --            --         --
  09/30/2001            18.93       (0.13)          (11.68)        (11.81)          --               --            --         --
  09/30/2000 (f)        15.64       (0.25)            3.54(e)        3.29           --               --            --         --

                                                                                 Ratios to average net assets:
                                                                          ------------------------------------------
                           Net asset                      Net assets,                 Expenses after        Net
                            value,          Total           end of                       expense         investment     Portfolio
                            end of          return        the period      Expenses     reductions          income        turnover
                          the period        (%) (b)         (000's)       (%) (c)      (%) (c) (d)     (loss) (%) (c)    rate (%)
                          ----------        -------       ----------      -------     --------------   --------------    --------
STAR ADVISERS FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                $12.43          (21.8)         $269,180         1.89           1.87            (0.75)            95
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                 15.90           (9.4)          389,405         1.83           1.82            (0.31)           183
  12/31/2000                 17.55          (17.0)          525,479         1.62           1.60            (0.25)           524
  12/31/1999                 24.50           46.4           619,184         1.62           1.62            (0.54)           186
  12/31/1998                 20.02           19.3           443,165         1.62           1.62            (0.24)           101

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                 11.35          (22.5)          282,361         2.64           2.62            (1.50)            95
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                 14.64          (10.1)          491,614         2.58           2.57            (1.06)           183
  12/31/2000                 16.29          (17.6)          649,107         2.37           2.35            (1.00)           524
  12/31/1999                 23.14           45.4           742,908         2.37           2.37            (1.29)           186
  12/31/1998                 19.23           18.4           508,937         2.37           2.37            (0.99)           101

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                 11.37          (22.4)           54,291         2.64           2.62            (1.50)            95
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                 14.66          (10.0)           87,245         2.58           2.57            (1.06)           183
  12/31/2000                 16.30          (17.6)          118,921         2.37           2.35            (1.00)           524
  12/31/1999                 23.16           45.3           139,710         2.37           2.37            (1.29)           186
  12/31/1998                 19.25           18.5            97,849         2.37           2.37            (0.99)           101

STAR GROWTH FUND*

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                $ 5.83          (33.5)         $ 25,326         1.50           1.49            (0.95)           138
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  8.76           21.5            60,684         1.50           1.50            (0.90)            80
  09/30/2001                  7.21          (62.2)           34,736         1.50           1.47            (0.44)         1,371
  09/30/2000                 19.05           28.0           193,897         1.51           1.48            (0.67)         1,320
  09/30/1999                 17.21           60.7           102,879         1.75           1.75            (1.09)           778
  09/30/1998(f)              10.71            7.1            27,463         1.75           1.75            (1.38)           350

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                  5.70          (33.9)           24,841         2.25           2.24            (1.70)           138
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  8.62           21.1            47,106         2.25           2.25            (1.66)            80
  09/30/2001                  7.12          (62.4)           27,248         2.25           2.22            (1.19)         1,371
  09/30/2000(f)              18.92          21.00            89,645         2.25           2.21            (1.29)         1,320

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                  5.70          (34.0)            3,418         2.25           2.24            (1.70)           138
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  8.63           21.2             7,002         2.25           2.25            (1.66)            80
  09/30/2001                  7.12          (62.4)            4,162         2.25           2.22            (1.19)         1,371
  09/30/2000 (f)             18.93           21.0            16,247         2.25           2.21            (1.32)         1,320

* The financial information for the periods through November 16, 2001 reflect the financial information for Kobrick Capital Fund's Class A shares, Class B shares and Class C shares which were reorganized into Star Growth Fund Class A shares, Class B shares and Class C shares, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and two of the current investment managers from July 1 to November 16. Kobrick Capital Fund had a September 30 fiscal year end.

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(c)   Computed on an annualized basis for periods less than one year.

(d) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(e) Amount shown for a share outstanding does not correspond with the net realized and unrealized gains (loss) on investments due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f) Class A commenced operations December 31, 1997. Class B and Class C commenced operations October 29, 1999.



                                     47 & 48

Financial Performance

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                     Less distributions:
                                  -----------------------------------------  -------------------------------------------------------
                       Net asset
                        value,        Net       Net realized                 Dividends   Distributions  Distributions
                      beginning   investment   and unrealized   Total from    from net      from net        from
                          of        income     gain (loss) on   investment   investment     realized       paid in         Total
                      the period    (loss)       investments    operations     income    capital gains     capital     distributions
                      ----------  ----------   --------------   ----------     ------    -------------  -------------  -------------
STAR SMALL CAP FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002            $14.52    $(0.21)(c)      $(4.26)        $(4.47)      $   --         $   --        $   --        $   --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             16.51     (0.21)(c)       (1.78)         (1.99)          --             --            --            --
  12/31/2000             23.42     (0.28)          (2.30)         (2.58)          --          (4.33)           --         (4.33)
  12/31/1999             15.66     (0.27)          10.22           9.95           --          (2.19)           --         (2.19)
  12/31/1998             15.37     (0.23)           0.54           0.31           --          (0.02)           --         (0.02)

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             13.84     (0.28)(c)       (4.05)         (4.33)          --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             15.86     (0.30)(c)       (1.72)         (2.02)          --             --            --            --
  12/31/2000             22.85     (0.44)          (2.22)         (2.66)          --          (4.33)           --         (4.33)
  12/31/1999             15.43     (0.39)          10.00           9.61           --          (2.19)           --         (2.19)
  12/31/1998             15.26     (0.33)           0.52           0.19           --          (0.02)           --         (0.02)

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             13.84     (0.28)(c)       (4.05)         (4.33)          --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001             15.86     (0.30)(c)       (1.72)         (2.02)          --             --            --            --
  12/31/2000             22.85     (0.44)          (2.22)         (2.66)          --          (4.33)           --         (4.33)
  12/31/1999             15.43     (0.39)          10.00           9.61           --          (2.19)           --         (2.19)
  12/31/1998             15.26     (0.33)           0.52           0.19           --          (0.02)           --         (0.02)

STAR VALUE FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002            $ 7.70    $(0.01)(c)      $(1.49)        $(1.50)      $   --         $   --        $   --        $   --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              7.60     (0.02)(c)        0.12           0.10           --             --            --            --
  12/31/2000              7.45      0.01            0.14           0.15         0.00(d)          --            --            --
  12/31/1999              9.68      0.03           (0.71)         (0.68)       (0.02)         (1.53)           --         (1.55)
  12/31/1998             10.14      0.03(c)         0.59           0.62        (0.02)         (1.06)           --         (1.08)

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              7.26     (0.06)(c)       (1.40)         (1.46)          --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              7.22     (0.07)(c)        0.11           0.04           --             --            --            --
  12/31/2000              7.13     (0.04)           0.13           0.09         0.00(d)          --            --            --
  12/31/1999              9.38     (0.04)          (0.68)         (0.72)          --          (1.53)           --         (1.53)
  12/31/1998              9.91     (0.05)(c)        0.58           0.53           --          (1.06)           --         (1.06)

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              7.26     (0.06)(c)       (1.40)         (1.46)          --             --            --            --
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              7.22     (0.07)(c)        0.11           0.04           --             --            --            --
  12/31/2000              7.14     (0.05)           0.13           0.08         0.00(d)          --            --            --
  12/31/1999              9.39     (0.04)          (0.68)         (0.72)          --          (1.53)           --         (1.53)
  12/31/1998              9.92     (0.05)(c)        0.58           0.53           --          (1.06)           --         (1.06)

                                                                             Ratios to average net assets:
                                                                       ------------------------------------------
                            Net asset                  Net assets,                 Expenses after        Net
                             value,       Total          end of                        expense        investment     Portfolio
                             end of       return       the period      Expenses      reductions     income (loss)    turnover
                           the period     (%) (a)        (000's)          (%)          (%) (b)           (%)         rate (%)
                           ----------     -------      -----------     --------    --------------   -------------    --------
STAR SMALL CAP FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002               $   10.05       (30.8)       $ 38,441         2.13           2.11           (1.72)           160
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                   14.52       (12.1)         69,873         2.08           2.07           (1.43)           174
  12/31/2000                   16.51       (12.2)         89,714         1.88           1.88           (1.19)           216
  12/31/1999                   23.42        65.4          84,725         2.06           2.06           (1.54)           263
  12/31/1998                   15.66         2.1          56,161         2.07           2.07           (1.52)           182

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                    9.51       (31.3)         46,215         2.88           2.86           (2.47)           160
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                   13.84       (12.7)         82,060         2.83           2.82           (2.18)           174
  12/31/2000                   15.86       (12.9)        107,083         2.63           2.63           (1.94)           216
  12/31/1999                   22.85        64.1         102,029         2.81           2.81           (2.29)           263
  12/31/1998                   15.43         1.3          61,409         2.82           2.82           (2.27)           182

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                    9.51       (31.3)         10,930         2.88           2.86           (2.47)           160
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                   13.84       (12.7)         22,047         2.83           2.82           (2.18)           174
  12/31/2000                   15.86       (12.9)         28,090         2.63           2.63           (1.94)           216
  12/31/1999                   22.85        64.1          26,027         2.81           2.81           (2.29)           263
  12/31/1998                   15.43         1.3          15,412         2.82           2.82           (2.27)           182

STAR VALUE FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002               $    6.20       (19.5)       $ 99,894         1.68           1.63           (0.21)            67
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                    7.70         1.3         137,855         1.64           1.61           (0.28)            77
  12/31/2000                    7.60         2.0         154,179         1.62           1.59            0.10            129
  12/31/1999                    7.45        (6.9)        216,740         1.33           1.33            0.32             70
  12/31/1998                    9.68         7.1         317,902         1.26           1.26            0.29             75

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                    5.80       (20.1)         27,808         2.43           2.38           (0.96)            67
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                    7.26         0.6          44,325         2.39           2.36           (1.03)            77
  12/31/2000                    7.22         1.3          45,364         2.37           2.34           (0.65)           129
  12/31/1999                    7.13        (7.6)         59,497         2.08           2.08           (0.43)            70
  12/31/1998                    9.38         6.3          86,243         2.01           2.01           (0.46)            75

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                    5.80       (20.1)          2,047         2.43           2.38           (0.96)            67
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                    7.26         0.6           2,833         2.39           2.36           (1.03)            77
  12/31/2000                    7.22         1.1           2,496         2.40           2.37           (0.68)           129
  12/31/1999                    7.14        (7.6)          3,398         2.08           2.08           (0.43)            70
  12/31/1998                    9.39         6.3           6,445         2.01           2.01           (0.46)            75

(a) A sales charge for Class A and Class C s hares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(b) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(d)   Amount rounds to less than $0.01 per share.



                                     49 & 50

Financial Performance

For a share outstanding throughout each period.

                                  Income (loss) from investment operations:                     Less distributions:
                                  -----------------------------------------  -------------------------------------------------------
                       Net asset
                        value,        Net       Net realized                  Dividends  Distributions  Distributions
                      beginning   investment   and unrealized    Total from   from net     from net          from
                          of        income     gain (loss) on    investment  investment    realized        paid in         Total
                      the period  (loss) (a)     investments     operations    income    capital gains     capital     distributions
                      ----------  ----------   --------------    ----------  ----------  -------------  -------------  -------------
STAR WORLDWIDE FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002             $13.02     $(0.05)        $(2.08)         $(2.13)     $(0.05)      $   --         $   --         $(0.05)
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              14.42       0.13          (1.42)          (1.29)      (0.03)       (0.08)            --          (0.11)
  12/31/2000              19.90      (0.02)         (2.43)          (2.45)         --        (3.03)            --          (3.03)
  12/31/1999              16.08      (0.07)          5.98            5.91          --        (2.09)            --          (2.09)
  12/31/1998              15.46       0.01           0.61            0.62          --           --             --             --

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              12.32      (0.14)         (1.94)          (2.08)      (0.05)                         --          (0.05)
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              13.74       0.03          (1.36)          (1.33)      (0.01)       (0.08)            --          (0.09)
  12/31/2000              19.26      (0.16)         (2.33)          (2.49)         --        (3.03)            --          (3.03)
  12/31/1999              15.73      (0.20)          5.82            5.62          --        (2.09)            --          (2.09)
  12/31/1998              15.23      (0.11)          0.61            0.50          --           --             --             --

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              12.33      (0.14)         (1.95)          (2.09)      (0.05)          --             --          (0.05)
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001              13.75       0.03          (1.36)          (1.33)      (0.01)       (0.08)            --          (0.09)
  12/31/2000              19.27      (0.16)         (2.33)          (2.49)         --        (3.03)            --          (3.03)
  12/31/1999              15.75      (0.21)          5.82            5.61          --        (2.09)            --          (2.09)
  12/31/1998              15.24      (0.11)          0.62            0.51          --           --             --             --

                                                                                 Ratios to average net assets:
                                                                           -------------------------------------------
                           Net asset                       Net assets,                   Expenses after        Net
                            value,           Total           end of                         expense        investment     Portfolio
                            end of           return        the period      Expenses        reductions     income (loss)    turnover
                          the period         (%) (b)         (000's)          (%)            (%) (c)           (%)         rate (%)
                          ----------         -------       -----------     --------      --------------   -------------   ---------
STAR WORLDWIDE FUND

    Class A
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002              $   10.84          (16.4)          $ 50,053         2.19            2.18           (0.45)          91
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  13.02           (9.0)            71,536         2.12            2.10            0.98          110
  12/31/2000                  14.42          (12.2)           102,507         2.01            2.01           (0.13)         175
  12/31/1999                  19.90           37.6            126,415         2.06            2.06           (0.42)          91
  12/31/1998                  16.08            4.0            106,763         2.09            2.09            0.03           84

    Class B
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                  10.19          (17.0)            53,306         2.94            2.93           (1.20)          91
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  12.32           (9.7)            82,861         2.87            2.85            0.23          110
  12/31/2000                  13.74          (12.8)           114,450         2.76            2.76           (0.88)         175
  12/31/1999                  19.26           36.6            141,338         2.81            2.81           (1.17)          91
  12/31/1998                  15.73            3.3            116,305         2.84            2.84           (0.72)          84

    Class C
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2002                  10.19          (17.0)            11,013         2.94            2.93           (1.20)          91
------------------------------------------------------------------------------------------------------------------------------------
  12/31/2001                  12.33           (9.7)            16,493         2.87            2.85            0.23          110
  12/31/2000                  13.75          (12.8)            23,949         2.76            2.76           (0.88)         175
  12/31/1999                  19.27           36.5             28,703         2.81            2.81           (1.17)          91
  12/31/1998                  15.75            3.3             23,016         2.84            2.84           (0.72)          84

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.



                                     51 & 52

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

            If you would like more information about the Funds, the
              following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

  To order a free copy of the Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:

                            CDC IXIS Asset Management
                              Distributors, L.P.,
                               399 Boylston Street
                                Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com
                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.


                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.



(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors. (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.


                                    XRSI-0503

                         [LOGO] CDC NVEST FUNDS(SM)

                     CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


WHAT'S INSIDE

Goals, Strategies & Risks ...Page 1

Fund Fees & Expenses ........Page 14

Management Team .............Page 17

Fund Services ...............Page 23

Financial Performance .......Page 31    CDC Nvest Star Funds -- Class Y Shares

[LOGO] HANSBERGER                       CDC Nvest Star Advisers Fund
                                        Harris Associates L.P.
HARRIS-ASSOCIATES L.P. [LOGO]           Loomis, Sayles & Company, L.P.
                                        Mercury Advisors
LS | LOOMIS-SAYLES &
     COMPANY, L.P.                      CDC Nvest Star Small Cap Fund
                                        Harris Associates L.P.
[LOGO] MERCURY ADVISORS                 Loomis, Sayles & Company, L.P.
                                        RS Investment Management, L.P.
RS | investments                        Salomon Brothers Asset Management Inc

-------------------                     CDC Nvest Star Worldwide Fund
   Salomon Brothers                     Hansberger Global Investors, Inc.
   ---------------------                Harris Associates L.P.
         Asset Mangement                Loomis, Sayles & Company, L.P.


                                                                      Prospectus
                                                                     May 1, 2003

                              The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                              For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                              CDC Nvest Funds
                              399 Boylston Street, Boston, Massachusetts 02116 800-225-5478
                              www.cdcnvestfunds.com

Table of Contents

      Goals, Strategies & Risks

      CDC Nvest Star Advisers Fund ......................................      1
      CDC Nvest Star Small Cap Fund .....................................      6
      CDC Nvest Star Worldwide Fund .....................................     10

      Fund Fees & Expenses

      Fund Fees & Expenses ..............................................     14

      More About Risk

      More About Risk ...................................................     16

      Management Team

      Meet the Funds' Investment Adviser and Subadvisers ................     17
      Meet the Funds' Portfolio Managers ................................     19

      Fund Services

      It's Easy to Open an Account ......................................     23
      Buying Shares .....................................................     24
      Selling Shares ....................................................     25
      Selling Shares in Writing .........................................     26
      Exchanging Shares .................................................     26
      Restrictions on Buying, Selling and Exchanging Shares .. ..........     27
      How Fund Shares Are Priced ........................................     28
      Dividends and Distributions .......................................     29
      Tax Consequences ..................................................     29
      Compensation to Securities Dealers ................................     30

      Financial Performance

      Financial Performance .............................................     31

      Glossary of Terms

      Glossary of Terms .................................................     33


      If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

      To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

      Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC Nvest Star Advisers Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    All-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             Mercury Advisors ("Mercury")

Ticker Symbol:   Class Y
                 -------
                  NESYX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities.

The Fund may also:

o Invest in securities offered in initial public offerings ("IPOs") and Rule 144A securities.

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.

o Invest in options and enter into futures, swap contracts and currency hedging transactions.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Advisers Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund. Rule 144A securities may be more illiquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.


Derivative Securities: Subject to changes in the underlying securities or indices on which such transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Fund's exposure to stock market values, interest rates or the currency exchange rate.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class Y shares for each calendar year since its first full year of operations.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

  34.85%     19.55%    20.50%    19.61%    46.78%    -16.56%    -8.95%   -21.33%
--------------------------------------------------------------------------------
   1995       1996      1997      1998      1999       2000      2001     2002

^  Highest Quarterly Return:
   Fourth Quarter 1999, up 31.02%

v  Lowest Quarterly Return:
   Third Quarter 2002, down 17.18%

The table below shows how the average annual total returns (before and after taxes) for the one-year, five-year, ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value weighted, unmanaged index of common stock prices for 500 selected stocks, the Wilshire 4500 Index, an unmanaged index of U.S. mid- and small-sized company stocks, and the Standard & Poor's Midcap 400 Index ("S&P Midcap 400 Index"), an unmanaged index representing the performance of U.S. mid-sized companies. You may not invest directly in an index. The Fund's total returns reflect the expenses of the Fund's Class Y shares. Class Y total returns have also been calculated to reflect returns after taxes on distribution only and also returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, the Wilshire 4500 Index and S&P Midcap 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments.


-------------------------------------------------------------------------------------------------
                                                                                      Since Class
Average Annual Total Returns                                                           Inception
(for the periods ended December 31, 2002)          Past 1 Year       Past 5 Years      (11/15/94)
-------------------------------------------------------------------------------------------------
Class Y - Return Before Taxes                         -21.33%            0.96%             8.87%
    Return After Taxes on Distributions*              -21.33%           -1.31%             5.89%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                           -13.10%            0.46%             6.50%
-------------------------------------------------------------------------------------------------
S&P 500 Index**                                       -22.10%           -0.59%            10.38%
Wilshire 4500 Index**                                 -17.80%           -1.57%             7.84%
S&P Midcap 400 Index**                                -14.53%            6.40%            13.78%
-------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 11/30/94.

For past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Advisers Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles - Mid Cap Growth Segment

The Fund's Midcap Growth segment, which is one of two segments of the Fund managed by Loomis Sayles, invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index, an unmanaged index of midcap companies within the Russell 1000 Growth Index. Loomis Sayles seeks securities with the following characteristics:

                  o     Distinctive products, technologies or services
                  o Attractive valuation relative to both competitors and their own operating history
                  o     Strong management team
                  o Competitive barriers to entry within the company's industry

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalization of these companies will generally be within the range of companies included in the Russell Midcap Growth Index.

o Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.

o Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.

Loomis Sayles - Small Cap Value Segment

The Fund's Small Cap Value segment, the other segment managed by Loomis Sayles, invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index, an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:

                  o     Attractive valuations
                  o     Positive free cash flow
                  o     Strong balance sheets
                  o     Strong fundamental prospects

Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It also invests a smaller portion of its segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced significant business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process. This research consists of broad in-depth coverage, including contact with company management, near- and long-term projections of company fundamentals and evaluations of potential cash flow and earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.

o Loomis Sayles emphasizes smaller companies that it believes are undervalued by the market. Target valuations are determined by analysis of cash flow and earnings prospects of each company considered for the portfolio. Absolute valuation levels, as well as valuations versus a peer group, are considered.

o Loomis Sayles builds a diversified portfolio across many economic sectors in an attempt to protect the value segment of the Fund against the inherent volatility of small capitalization companies.


Mercury


The segment of the Fund managed by Mercury, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by Mercury for the segment typically have the following characteristics:

                  o Market capitalizations of any size with emphasis on capitalizations greater than $2 billion
                  o Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:

                        -     Above-average growth rates in sales
                        -     Improvements in profit margins
                        - Providing proprietary or niche products and services
                        -     A lead in market share


The segment may also invest in the securities of foreign companies, either directly or indirectly, through American Depository Receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, Mercury generally employs the following methods:

o Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.

o The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.

o Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time; Mercury believes sector selection will be a significant contributor to the segment's long-term performance.

o Mercury will usually sell a position if company fundamentals or management do not perform to expectations.

Goals, Strategies & Risks

CDC Nvest Star Small Cap Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Category:    Small-Cap Equity
Subadvisers: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             RS Investment Management, L.P. ("RS Investments")
             Salomon Brothers Asset Management, Inc ("Salomon Brothers")

Investment Goal

The Fund seeks capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund, under normal market conditions, invests at least 80% of its net assets in investments in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Index, a market value-weighted unmanaged index of the 2000 smallest companies in the Russell 3000 Index. In accordance with applicable Securities and Exchange Commission (the "SEC") requirements, the Fund will notify shareholders prior to any change to such policy taking effect. The Fund may, however, invest in companies with larger capitalizations.

The Fund may also:

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.

o     Invest in foreign securities, including those of emerging markets.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Small Cap Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Small-cap companies: Small-cap companies tend to have more limited markets and resources and less liquidity than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Under the Star Funds concept, the Fund uses multiple subadvisers. The Fund's performance might have been different had the current subadvisers been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund's Class A shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)
           26.97%     2.05%    65.38%    -12.22%   -12.05%   -39.13%
          ----------------------------------------------------------
            1997      1998      1999       2000      2001     2002

^  Highest Quarterly Return:
     Fourth Quarter 1999, up 42.28%

v  Lowest Quarterly Return:
     Third Quarter 2001, down 26.44%

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 2000 Index, an unmanaged index measuring the stock price performance of the 2,000 smallest companies within the Russell 3000 Index. You may not invest directly in an index. The Fund's total returns, on a class by class basis, reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------
                                                                                 Since Class
Average Annual Total Returns                                                      Inception
(for the periods ended December 31, 2002)          Past 1 Year    Past 5 Years   (12/31/96)
--------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -34.78%        -3.20%         1.28%
    Return After Taxes on Distributions*               -34.78%        -5.03%        -0.53%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -21.36%        -2.60%         0.87%
--------------------------------------------------------------------------------------------
Russell 2000 Index**                                   -20.40%        -1.36%         2.25%
--------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

** The returns of the Index does not reflect the effect of taxes. The returns of the Index are calculated from 12/31/96 for Class A shares.

For estimated past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Small Cap Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of "small cap companies" in the United States. Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to identify companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions for its segment of the Fund, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles

The segment of the Fund managed by Loomis Sayles focuses on rapidly growing companies which Loomis Sayles believes have the potential for strong revenue growth, rising profit margins and accelerating earnings growth. The stock selection process uses a bottom-up approach that Loomis Sayles believes emphasizes companies that possess the best growth prospects. Loomis Sayles uses this approach to identify companies with the following characteristics, although not all of the companies selected will have each of these attributes:

                  o New and/or distinctive products, technologies or services
                  o Dynamic earnings growth with prospects for high levels of profitability
                  o Strong, experienced management with the vision and the capability to grow a large, profitable organization

In making investment decisions, Loomis Sayles generally employs the following methods:

o Loomis Sayles begins with a universe of approximately 3,000 companies that generally fall within the market capitalization range of those companies constituting the Russell 2000 Index.

o Next, the portfolio managers, with the assistance and guidance of the Loomis Sayles' analysts, evaluate this universe through screening techniques to determine which companies appear to offer the best earnings growth prospects.

o Once Loomis Sayles determines that a company may have the potential for earnings growth and rising profitability, it considers that company's stock for purchase. This process includes analysis of the company's income statements and balance sheets, and an assessment of the quality of its management team as well as the company's competitive position.

o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio of small cap growth securities. The segment's holdings are generally equally weighted, although under certain circumstances such as low liquidity or lack of near-term earnings prospects, positions will be reduced. Under normal market conditions, the segment remains fully invested with less than 5% of its assets held as cash.

o Investments are continuously monitored by the Loomis Sayles small cap growth team. Any erosion in the fundamental characteristics of portfolio holdings may result in the sale of that security. Additionally, securities may be sold when their market capitalization exceeds the capitalization range of the Russell 2000 Index. Finally, stocks may be sold if a better opportunity is identified by the portfolio managers.

RS Investment

RS Investment pursues the Fund's goal by selecting securities for its segment based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one- to three-year time horizon. The catalysts that spur growth in these small companies may consist of:

                  o     A new product launch
                  o     A new management team
                  o     Expansion into new markets
                  o     Realization of undervalued assets

In making investment decisions, RS Investment Management generally employs the following methods:

o RS Investments begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.

o RS Investments identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investments evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.

o RS Investments will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investments make a decision to buy a particular stock.

o     RS Investments considers selling or initiating the sell process when:

            -     A stock has reached the price objective set by RS Investments.

            - A stock declines 15% from the original purchase price. If this occurs, RS Investments will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

            - Negative fundamental changes occur relating to management, product definition or economic environment.

            -     More attractive opportunities are identified.

Salomon Brothers

Salomon Brothers emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The management team uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

Salomon Brothers uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the manager looks for "value" attributes, such as:

                  o Low stock price relative to earnings, book value and cash flow
                  o     High return on invested capital

Salomon Brothers also uses quantitative methods to identify catalysts and trends that might influence the Fund's industry or sector focus or the manager's individual security selection.

Goals, Strategies & Risks

CDC Nvest Star Worldwide Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P.
             ("CDC IXIS Advisers")
Category:    Global Equity
Subadvisers: Hansberger Global Investors, Inc.("Hansberger")
             Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is a global mutual fund, which means that it will seek to invest in equity securities traded on foreign stock markets as well as the markets of the United States. Non-U.S. markets represent two-thirds of the value of all stocks traded in the world and offer opportunities for investment in addition to those found in the United States. Non-U.S. markets include those located in large, developed countries such as Great Britain and in smaller, developing markets such as Thailand.

The Fund may also:

o     Invest in convertible preferred stock and convertible debt securities.

o     Invest in real estate investment trusts ("REITs").

o Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower quality debt securities.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Fund's return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Worldwide Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


Under the Star Funds Concept, the Fund uses multiple subadvisers. The Fund's performance might have been different if the current subadvisers had been in place for all periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. Because the Fund did not have Class Y shares outstanding during the periods shown, the returns shown in the bar chart and average annual total returns table below are those of the Fund's Class A shares which are not offered in this Prospectus. Class Y shares would have substantially similar annual returns because they are invested in the same portfolio of securities as Class A shares and would only differ to the extent that the classes do not have the same expenses. The Class Y returns may be higher than the returns of Class A shares because Class A shares are subject to sales charges and higher expenses.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

          16.67%  12.68%     4.01%    37.63%    -12.22%    -8.98%   -16.42%
         ------------------------------------------------------------------
           1996    1997      1998      1999       2000      2001     2002

^  Highest Quarterly Return:
   Fourth Quarter 1999, up 24.05%

v  Lowest Quarterly Return:
   Third Quarter 2002, down 20.06%

The table below shows how the average annual total returns (before and after taxes) of the Fund's Class A shares for the one-year, five-year, ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world and the Morgan Stanley Capital International Europe Australasia and Far East Index ("MSCI EAFE"), an unmanaged index of common stocks traded outside the U.S. You may not invest directly in an index. The Fund's total returns reflect the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions only and also returns after taxes on distributions and sales of Fund shares. The MSCI World Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------
                                                                                 Since Class
Average Annual Total Returns                                                      Inception
(for the periods ended December 31, 2002)           Past 1 Year    Past 5 Years   (12/29/95)
--------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          -21.20%        -2.06%         2.45%
    Return After Taxes on Distributions*               -21.32%        -3.45%         1.15%
    Return After Taxes on Distributions &
      Sales of Fund Shares*                            -13.00%        -1.58%         1.93%
--------------------------------------------------------------------------------------------
MSCI World Index**                                     -19.54%        -1.76%         2.79%
MSCI EAFE**                                            -15.66%        -2.61%        -0.72%
--------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares of the end of the measurement period.

** The returns of each Index do not reflect the effect of taxes. The returns of each Index are calculated from 12/31/95 for Class A shares.


For estimated past expenses of Class Y shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Star Worldwide Fund -- More On Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Hansberger

In managing its segment of the Fund, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies for its segment with the following characteristics, although not all of the companies selected will have these attributes:

                  o     High secular growth
                  o     Superior profitability
                  o Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:

o Securities are selected on the basis of fundamental company-by-company analysis.

o In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.

o In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.

o Portfolio risk is controlled through top-down geographic and sector allocation.

Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

Harris Associates -- U.S. Segment

The U.S. segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization U.S. companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based on its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:

                  o     Positive free cash flow
                  o     High level of insider ownership
                  o     Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.

o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Harris Associates -- International Segment

In managing its international segment of the Fund, Harris Associates generally employs the same screening techniques that it uses for its U.S. segment, which is described above, and applies them to non-U.S. companies. However, due to the inherent risks associated with investing in foreign securities, Harris Associates further evaluates:

                  o The relative political and economic stability of the issuer's home country
                  o     The ownership structure of the company
                  o     The company's accounting practices

This segment of the Fund may invest in securities traded in both developed and emerging markets. There are no limits on geographic asset distribution, but to provide diversification this segment of the Fund will generally be invested in at least five countries outside the United States.

Loomis Sayles

The segment of the Fund managed by Loomis Sayles invests primarily in equity securities of companies organized or headquartered outside of the United States. The segment holds securities from at least three different countries, including those within emerging markets. The segment focuses on securities with large market capitalization, but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles have these attributes:

                  o     Strong, competitive position as an industry leader
                  o     Strong pricing power
                  o     Strong distribution channels
                  o     Improving business or financial fundamentals

In making investment decisions, Loomis Sayles employs the following methods:

o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio.

o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above.

o In addition to its bottom-up approach to security selection, an overlay of country and industry macro-economic data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.

o The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas.

o Loomis Sayles sells a position when the fundamental outlook is deteriorating or when other more favorable opportunities arise.

o Loomis Sayles uses a "No-Walls Decision Making(TM)" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

--------------------------------------------------------------------
                                                           All Funds
                                                            Class Y
--------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases             None
--------------------------------------------------------------------
Maximum deferred sales charge (load)                         None
--------------------------------------------------------------------
Redemption fees                                              None*
--------------------------------------------------------------------

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

------------------------------------------------------------------------------------------------------------------------
                                          Star Advisers Fund         Star Small Cap Fund**         Star Worldwide Fund**
                                                Class Y                     Class Y                       Class Y
------------------------------------------------------------------------------------------------------------------------
Management fees                                  1.05%                        1.00%                         1.05%
------------------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees         0.00%                        0.00%                         0.00%
------------------------------------------------------------------------------------------------------------------------
Other expenses                                   0.24%                        0.43%                         0.49%
------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses             1.29%                        1.48%                         1.54%
------------------------------------------------------------------------------------------------------------------------

** Star Small Cap Fund and Star Worldwide Fund did not have any Class Y shares outstanding during the Fund's last fiscal year. Expenses for Star Small Cap Fund and Star Worldwide Fund are based on estimated amounts for the current fiscal year.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o You invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


----------------------------------------------------------------------------------------------
                            Star Advisers Fund      Star Small Cap Fund    Star Worldwide Fund
                                 Class Y                   Class Y             Class Y
----------------------------------------------------------------------------------------------
1 year                           $  131                    $  151               $  157
----------------------------------------------------------------------------------------------
3 years                          $  409                    $  468               $  486
----------------------------------------------------------------------------------------------
5 years                          $  708                    $  808               $  839
----------------------------------------------------------------------------------------------
10 years                         $1,556                    $1,768               $1,834
----------------------------------------------------------------------------------------------

* The example is based on Total Annual Fund Operating Expenses for all periods.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (All Funds) The risk associated with investing in companies traded in developing securities markets, which may be smaller and have shorter operating histories than companies in developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks (Star Advisers
Fund) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes including anticipatory hedging.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (All Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team


Meet the Funds' Investment Adviser and Subadvisers

The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers Class Y shares of CDC Nvest Star Funds (the "Funds" and each a "Fund"), which along with CDC Nvest Equity Funds, CDC Nvest Income Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to each of the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective segment or segments of the Funds.

The combined advisory and subadvisory fees paid by each Fund during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 1.05% for the CDC Nvest Star Advisers Fund, 1.05% for the CDC Nvest Star Small Cap Fund and 1.05% for the CDC Nvest Star Worldwide Fund.

Subadvisers

Hansberger, located at 515 East Las Olas Boulevard, Fort Lauderdale, Florida 33301, serves as a subadviser to a segment of the Star Worldwide Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger managed approximately $3 billion in assets as of December 31, 2002, and specializes in global investing, managing separate portfolios and institutional mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to segments of the Star Advisers, Star Small Cap, and Star Worldwide Funds. Harris Associates, a subsidiary of CDC IXIS Asset Management North America, managed $30.1 billion in assets as of December 31, 2002, and, together with its predecessor, has managed investments since 1976. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to segments of the Star Advisers, Star Small Cap and Star Worldwide Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Mercury, located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as subadviser to a segment of the Star Advisers Fund. "Mercury Advisors" is the name under which Fund Asset Management, L.P., a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch") conducts certain business. Mercury and its affiliated investment advisers, including Merrill Lynch, managed approximately $462 billion in assets as of December 31, 2002. Mercury was established in 1976 in order to provide investment management services for institutions and mutual funds.

RS Investments, located at 388 Market Street, San Francisco, California 94111, serves as subadviser to a segment of the Star Small Cap Fund. RS Investments was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. Inc. and its subsidiary, RS Investments, from BankAmerica Corporation. As of December 31, 2002 RS Investments had over $4 billion in assets under management.

Management Team


Meet the Funds' Investment Adviser and Subadvisers

Salomon Brothers, located at 399 Park Avenue, New York, New York 10022, serves as the subadviser to Star Small Cap Fund. Founded in 1987, Salomon managed approximately $34.2 billion in assets as of December 31, 2002. Salomon Brothers provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon is also one of the affiliated investment advisory entities of Citigroup Asset Management ("Citigroup"). Citigroup had approximately $479.3 billion in assets under management as of December 31, 2002 and approximately 500 investment professionals.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or such firms. In placing trades, such firms will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

CDC Nvest Star Advisers Fund

Harris Associates

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates segment of the Star Advisers Fund since January 2001. He also co-manages a segment of the CDC Nvest Star Worldwide Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates segment of the Star Advisers Fund since October 2000. He also co-manages a segment of the CDC Nvest Star Worldwide Fund and CDC Nvest Growth and Income Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.M. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Loomis Sayles

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles Small Cap Growth Fund, the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. Mr. Ely has over 23 years of investment management experience.

Philip C. Fine

Mr. Philip C. Fine has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis Sayles segment of the CDC Nvest Star Small Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles and of Loomis Sayles Funds, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. He has over 14 years of investment management experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of the Star Advisers Fund since January 2000. He also co-manages the Loomis Sayles Small-Cap Value Fund. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors from 1993 until 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 17 years of investment experience.

David L. Smith

David L. Smith has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the Loomis segment of the CDC Nvest Star Small Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 18 years of investment management experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles segment of the Star Advisers Fund since April 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Thelen, Vice President of Loomis Sayles, joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Mercury Advisors

Thomas Burke

Thomas Burke has served as Associate Portfolio Manager for the Mercury segment of the Star Advisers Fund since July 2001. He also assists in managing several other mutual funds managed by Mercury and its advisory affiliates. Mr. Burke, Director of Mercury, joined the firm in 1993. Mr. Burke received a B.A. from Pace University. He holds the designation of Chartered Financial Analyst and has over 22 years of investment management experience.

Lawrence R. Fuller

Lawrence R. Fuller has led the management team for the Mercury segment of the Star Advisers Fund since July 2001. He also manages several other mutual funds managed by Mercury and its advisory affiliates. Mr. Fuller, Managing Director of Mercury, joined the firm in 1992. He received a B.A. from Bates College and an M.B.A. from Columbia University. Mr. Fuller has over 34 years of investment management experience.

Karen Uzzolino

Karen Uzzolino has served as Fund Analyst for the Mercury segment of the Star Advisers Fund since July 2001. She also serves as Fund Analyst for several other mutual funds managed by Mercury and its advisory affiliates. Ms. Uzzolino, Assistant Vice President of Mercury, joined the firm in 1992. She received an Associates Degree from the Stuart School of Business Administration and has over 10 years of investment management experience.

CDC Nvest Star Small Cap Fund

Harris Associates

James P. Benson

James P. Benson has co-managed the Harris Associates segment of the Star Small Cap Fund since November 1999. He joined Harris Associates in 1997 as an investment analyst. Mr. Benson received an M.M. in Finance from Northwestern University and a B.A. in Economics and Computer Sciences from Westminster College. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Clyde S. McGregor

Clyde S. McGregor has co-managed the Harris Associates segment of the Star Small Cap Fund since July 2000. Mr. McGregor joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He received an M.B.A. from the University of Wisconsin-Madison and a B.A. from Oberlin College. Mr. McGregor has over 21 years of investment experience.

Loomis Sayles

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis segment of the Star Small Cap Fund since its inception. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, Loomis Sayles Small Cap Growth Fund, Loomis Sayles Aggressive Growth Fund, and leads a team of portfolio managers responsible for the management of the domestic segment of the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. He has over 23 years of investment management experience.

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. Mr. Fine has over 14 years of investment management experience.

David L. Smith

David L. Smith has co-managed the Loomis segment of the Star Small Cap Fund since March 2001. He also co-manages the Loomis segment of the CDC Nvest Star Advisers Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles and Loomis Sayles Funds, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 18 years of investment management experience.

RS Investments

John H. Seabern

John H. Seabern has co-managed the RS Investments segment of the Star Small Cap Fund since October 1997. He also co-manages the RS Investments segment of the CDC Nvest Star Growth Fund and the RS Diversified Growth Fund. Mr. Seabern, Vice President and Principal of RS Investments, joined the firm in 1993. Mr. Seabern received a B.S. from the University of Colorado and has over 11 years of investment management experience.

John L. Wallace

John L. Wallace has served as portfolio manager for the RS Investments segment of the Star Small Cap Fund from inception until October 1997 and as co-portfolio manager thereafter. He also manages the RS MidCap Opportunities Fund and the RS Diversified Growth Fund. Mr. Wallace, Managing Director of RS Investments, joined the firm in 1995. He received a B.A. from the University of Idaho and an M.B.A. from Pace University. Mr. Wallace has over 21 years of investment experience.

Salomon Brothers

Salomon Brothers utilizes a team approach.

CDC Nvest Star Worldwide Fund

Hansberger

Barry A. Lockhart

Barry A. Lockhart has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President - Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was a Research Analyst at Indago Capital Management from 1994 until 1999. Mr. Tan received a B.A. from the University of Toronto and has five years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has served as leader of the management team for the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director - Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, he was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. Mr. Tibbles received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. He holds the designation of Chartered Financial Analyst and has over 16 years of investment management experience.

Harris Associates

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates U.S. segment of the Star Worldwide Fund since January 2001. He also co-manages the Harris Associates segment of the CDC Nvest Star Advisers Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. He received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. Mr. Grant holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

David G. Herro

David G. Herro has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Herro, Portfolio Manager at Harris Associates, joined the firm in 1992. He received an M.A. and a B.S. from the University of Wisconsin. Mr. Herro holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates U.S. segment of the Star Worldwide Fund since October 2000. He also co-manages the Harris Associates segment of the CDC Nvest Star Advisers Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. He received an M.M. from Northwestern University and a B.A. from Princeton University. Mr. Loeb holds the designation of Chartered Financial Analyst and has over 14 years of investment experience.

Michael J. Welsh

Michael J. Welsh has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Welsh, Vice President of Harris Associates, joined the firm in 1992. He received an M.M. from Northwestern University and a B.S. from the University of Kansas. Mr. Welsh holds the designation of Chartered Financial Analyst and Certified Public Accountant. He has over 17 years of investment management experience.

Loomis Sayles

Eswar Menon

Eswar Menon has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Emerging markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund, the Loomis Sayles Emerging Markets Fund and the Loomis Sayles Global Technology Fund. Prior to joining Loomis Sayles in 1999, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 through 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California and a B.S. from Indian Institute of Technology, Madras, India. He has over 12 years of investment experience.

Alexander Muromcew

Alexander Muromcew has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Asian markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management from 1996 through 1999. He received an M.B.A. from Stanford University and a B.A. from Dartmouth College. Mr. Muromcew has over 12 years of investment experience.

John Tribolet

John Tribolet has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on European markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 through 1999. He received a B.S. from Columbia University and has over 10 years of investment experience.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Read the following eligibility and minimum investment requirements to determine if you may purchase Class Y shares.

      Class Y shares of the Fund may be purchased by the following entities at the following investment minimums.

      A minimum initial investment is $1 million and $10,000 is the minimum subsequent investment for:

      o Other mutual funds, endowments, foundations, bank trust departments or trust companies.

      There is no initial or subsequent investment minimum for:

      o Retirement Plans (401(a), 401(k), 457 or 403(b) plans) that have total investment assets of at least $10 million. Plan sponsor accounts can be aggregated to meet this minimum.

      o Insurance Company Accounts of New England Financial, Metropolitan Life Insurance Company ("MetLife") or their affiliates.

      o Separate Accounts of New England Financial, MetLife or their affiliates.

      o Wrap Fee Programs of certain broker-dealers not being paid by the Fund, CDC IXIS Advisers or the Distributor. Such wrap fee programs may be subject to additional or different conditions, including a wrap account fee. Each broker-dealer is responsible for transmitting to its customer a schedule of fees and other information regarding any such conditions. If the participant who purchased Class Y shares through a wrap fee program should terminate the wrap fee arrangement with the broker-dealer, then the Class Y shares will, at the discretion of the broker-dealer, automatically be converted to a number of Class A shares of the same Fund having the same dollar value of the shares converted, and the broker-dealer may thereafter be entitled to receive from that Fund an annual service fee of 0.25% of the value of Class A shares owned by that shareholder.

      o Certain Individual Retirement Accounts if the amounts invested represent rollover distributions from investments by any of the Retirement Plans set forth above.

      o Deferred Compensation Plan Accounts of New England Life Insurance Company ("NELICO"), MetLife or their affiliates ("Deferred Compensation Accounts").

      o Service Accounts through an omnibus account by investment advisers, financial planners, broker-dealers or other intermediaries who have entered into a service agreement with a Fund. A fee may be charged to shareholders purchasing through a service account if they effect transactions through such parties and they should contact such parties regarding information regarding such fees.

3. You should contact CDC Nvest Funds at 800-225-5478 for an application or if you have any questions about purchasing Fund shares.

4. Use the sections of this Prospectus that follow as your guide for purchasing shares.

Certificates

You will not receive certificates representing Class Y Shares.

Fund Services

Buying Shares

                        Opening an Account                               Adding to an Account
Through Your Investment Dealer

                        o     Call your investment dealer for information about opening or adding to an account.

By Mail

                        o     Make out a check in U.S. dollars           o     Make out a check in U.S. dollars
                              for the investment amount, payable               for the investment amount, payable
                              to "CDC Nvest Funds." Third party                to "CDC Nvest Funds." Third party
                              checks and "starter" checks will                 checks and "starter" checks will
[ENVELOPE ICON]               not be accepted.                                 not be accepted.


                        o     Mail the check with your completed         o     Complete the investment slip from
                              application to CDC Nvest Funds,                  an account statement or include a
                              P.O. Box 219579, Kansas City, MO                 letter specifying the Fund name,
                              64121-9579.                                      your class of shares, your account
                                                                               number and the registered account name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for the        o     Call your investment dealer or CDC
                              Fund into which you are exchanging               Nvest Funds at 800-225-5478 to
[EXCHANGE ICON]               by calling your investment dealer                request an exchange.
                              or CDC Nvest Funds at 800-225-5478.

                        o     Call your investment dealer or CDC
                              Nvest Funds to request an exchange.

By Wire

                        o     Call CDC Nvest Funds at                    o     Instruct your bank to transfer
                              800-225-5478 to obtain an account                funds to State Street Bank & Trust
                              number and wire transfer                         Company, ABA # 011000028, and DDA #
[WIRE ICON]                   instructions. Your bank may charge               99011538.
                              you for such a transfer.
                                                                         o     Specify the Fund name, your class
                                                                               of shares, your account number and
                                                                               the registered account name(s).
                                                                               Your bank may charge you for such a
                                                                               transfer.

Through Automated Clearing House ("ACH")

                        o     Ask your bank or credit union              o     Call CDC Nvest Funds at
                              whether it is a member of the ACH                800-225-5478 to add shares to your
                              system.                                          account through ACH.
[ACH ICON]
                        o     Complete the "Bank Information"            o     If you have not signed up for the
                              section on your account                          ACH system, please call CDC Nvest
                              application.                                     Funds for a Service Options Form.


                        o     Mail your completed application to
                              CDC Nvest Funds, P.O. Box 219579,
                              Kansas City, MO 64121-9579.


Fund Services

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                        o     Call your investment dealer for information.

By Mail

                        o     Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."
[ENVELOPE ICON]
                        o     The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.


                        o     Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas
                              City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest
                              Funds, 303 West 9th Street, Kansas City, MO 64105-1514.


                        o     Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                        o     Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or CDC Nvest Funds at 800-225-5478.
[EXCHANGE ICON]
                        o     Call CDC Nvest Funds to request an exchange.

By Wire

                        o     Complete the "Bank Information" section on your account application.

[WIRE ICON]             o     Call CDC Nvest Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                        o     Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                        o     Ask your bank or credit union whether it is a member of the ACH system.

                        o     Complete the "Bank Information" section on your account application.
[ACH ICON]
                        o     If you have not signed up for the ACH system on your application, please call
                              CDC Nvest Funds at 800-225-5478 for a Service Options Form.

                        o     Call CDC Nvest Funds to request an ACH redemption.

                        o     Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

[TELEPHONE ICON]        o     Call CDC Nvest Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through
                              ACH (see above).

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

Exchanging Shares

You may exchange Class Y shares of your Fund for Class Y shares of any other CDC Nvest Fund that offers Class Y shares or for Class A shares of a Money Market Fund. Agents, general agents, directors and senior officers of NELICO and its insurance company subsidiaries may, at the discretion of NELICO, elect to exchange Class Y shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account for Class A shares of any other CDC Nvest Fund which does not offer Class Y shares. Class A shares of any CDC Nvest Fund in a NELICO Deferred Compensation Account may also be exchanged for Class Y shares of any CDC Nvest Fund. All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

Fund Services

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                                         Situation
The Fund may suspend the right of redemption or postpone            o     When the New York Stock Exchange (the
payment for more than 7 days:                                             "Exchange") is closed (other than a
                                                                          weekend/holiday)

                                                                    o     During an emergency

                                                                    o     Any other period permitted by the SEC

The Fund reserves the right to suspend account services or          o     With a notice of a dispute between registered
refuse transaction requests:                                              owners

                                                                    o     With suspicion/evidence of a fraudulent act

The Fund may pay the redemption price in whole or in part by a      o     When it is detrimental for a Fund to make cash
distribution in kind of readily marketable securities in lieu of          payments as determined in the sole discretion
cash or may take up to 7 days to pay a redemption request in              of the adviser or subadviser
order to raise capital:

The Fund may withhold redemption proceeds until the check or        o     When redemptions are made within 10 calendar
funds have cleared:                                                       days of purchase by check or ACH of the shares
                                                                          being redeemed


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                           Total market value of securities + Cash and other assets - Liabilities
   Net Asset Value =       ----------------------------------------------------------------------
                                                Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from your investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if a market price is unavailable.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund expects to distribute dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional Class Y shares of the Fund, or in Class Y shares of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.

Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. Each Fund advises shareholders of the proportion of any Fund's dividends that are derived from such interest.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including Star Small Cap, Star Advisers and Star Worldwide Funds) would be reduced by any corporate taxes payable by the REIT.

Under current law, the Fund serves to block unrelated business taxable income ("UBTI") from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage conduits ("REMICs"); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of the Code Section 514(b). If a charitable remainder trust (as defined in the Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year. The Fund may invest in REITs that hold residual interests in REMICs.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. The Administration has also announced a proposal to make substantial changes to tax-advantaged savings and retirement vehicles the effect of which could significantly modify, among other things, the eligibility requirements, contribution limitations and investing parameters of such plans. The prospects for this proposal are also unclear at this time, and many of its details have not been specified. As such, it is not yet possible to determine how, if enacted, these proposed changes would affect the foregoing discussion.


Compensation to Securities Dealers

The Distributor may, at its expense, pay concessions to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Financial Performance

The financial highlights tables are intended to help you understand the Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                    Income (loss) from investment operations:                    Less distributions:
                                    -----------------------------------------   ----------------------------------------------------
                      Net asset
                        value,          Net       Net realized                  Dividends   Distributions
                      beginning     investment   and unrealized    Total from    from net      from net
                          of          income     gain (loss) on    investment   investment    realized      Return of      Total
                      the period    (loss) (a)     investments     operations     income    capital gains    capital   distributions
                      ----------    ----------   --------------    ----------   ----------  -------------- ----------  -------------
STAR ADVISERS FUND

    Class Y
------------------------------------------------------------------------------------------------------------------------------------
12/31/2002              $16.50        $(0.02)        $(3.50)          $(3.52)     $   --        $   --       $   --        $   --
------------------------------------------------------------------------------------------------------------------------------------
12/31/2001               18.13          0.04          (1.66)           (1.62)         --         (0.01)          --         (0.01)
12/31/2000               25.08          0.03          (3.96)           (3.93)         --         (3.02)          --         (3.02)
12/31/1999               20.37         (0.07)          9.09             9.02          --         (4.31)          --         (4.31)
12/31/1998               18.41          0.00(c)        3.34             3.34          --         (1.38)          --         (1.38)

                                                                           Ratios to average net assets:
                                                                     ----------------------------------------
                           Net asset                 Net assets,                 Expenses after       Net
                            value,        Total         end of                       expense       investment     Portfolio
                            end of       return      the period      Expenses      reductions        income        turnover
                          the period     (%) (a)       (000's)          (%)          (%) (b)       (loss) (%)      rate (%)
                          ----------     -------     ----------      --------    --------------    ----------     ---------
STAR ADVISERS FUND

    Class Y
------------------------------------------------------------------------------------------------------------------------------------
12/31/2002               $   12.98       (21.3)       $37,911          1.29            1.27           (0.15)           95
------------------------------------------------------------------------------------------------------------------------------------
12/31/2001                   16.50        (9.0)        55,970          1.29            1.28            0.23           183
12/31/2000                   18.13       (16.6)        73,310          1.25            1.23            0.12           524
12/31/1999                   25.08        46.8         75,013          1.37            1.37           (0.29)          186
12/31/1998                   20.37        19.6         42,517          1.37            1.37            0.01           101

(a) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(b) The Fund has entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(c)   Amount rounds to less than $0.01 per share.



                                    31 & 32

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

If you would like more information about the Funds, the following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                  To order a free copy of the Funds' annual or
             semiannual report or their SAI, contact your financial
                        representative, or the Funds at:

                  CDC IXIS Asset Management Distributors, L.P.,
                      399 Boylston Street, Boston, MA 02116
                             Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

                     Important Notice Regarding Delivery of
                             Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

 Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

 Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                          Washington, D.C. 20549-0102.

           Information on the operation of the Public Reference Room
                       may be obtained by calling the SEC
                               at 1-202-942-8090.

CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of
 CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives.
    Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.


                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.



(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors. (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.


                                    YRSI-0503

                          [LOGO] CDC Nvest Funds(SM)

               CDC IXIS Asset Management Distributors

--------------------------------------------------------------------------------


What's Inside

Goals, Strategies & Risks..Page 1

Fund Fees & Expenses.......Page 5

Management Team............Page 8

Fund Services..............Page 10

Financial Performance......Page 23  CDC Nvest Tax Free Income Funds

[LOGO] LOOMIS-SAYLES A              CDC Nvest Massachusetts Tax Free Income Fund
COMPANY, L.P.                       Loomis, Sayles & Company, L.P.

                                    CDC Nvest Municipal Income Fund
                                    Loomis, Sayles & Company, L.P.



                                                                      Prospectus
                                                                     May 1, 2003

                        The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

                        For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                        CDC Nvest Funds
                        399 Boylston Street, Boston, Massachusetts 02116 800-225-5478

                        www.cdcnvestfunds.com

Table of Contents

Goals, Strategies & Risks

CDC Nvest Massachusetts Tax Free Income Fund ..............................  1
CDC Nvest Municipal Income Fund ...........................................  3

Fund Fees & Expenses

Fund Fees & Expenses ......................................................  5

More About Risk

More About Risk............................................................  7

Management Team

Meet the Funds' Investment Adviser and Subadviser .........................  8
Meet the Funds' Portfolio Managers ........................................  9

Fund Services

Investing in the Funds .................................................... 10
How Sales Charges Are Calculated .......................................... 11
Ways to Reduce or Eliminate Sales Charges ................................. 12
It's Easy to Open an Account .............................................. 13
Buying Shares ............................................................. 14
Selling Shares ............................................................ 15
Selling Shares in Writing ................................................. 17
Exchanging Shares ......................................................... 18
Restrictions on Buying, Selling and Exchanging Shares ..................... 18
How Fund Shares Are Priced ................................................ 19
Dividends and Distributions ............................................... 20
Tax Consequences .......................................................... 20
Compensation to Securities Dealers ........................................ 21
Additional Investor Services .............................................. 22

Financial Performance

Financial Performance ..................................................... 23

Glossary of Terms

Glossary of Terms.......................................................... 25


If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks

CDC Nvest Massachusetts Tax Free Income Fund

Adviser:    CDC IXIS Asset Management Advisers, L.P.
            ("CDC IXIS Advisers")

Subadviser: Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")

Managers:   Robert Payne and Martha A. Strom

Category:   Tax Free Income

Ticker Symbol:         Class A       Class B
                       ---------------------
                       NEFMX         NEMBX

Investment Goal

The Fund seeks to maintain a high level of current income exempt from federal and Massachusetts personal income taxes. The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

The Fund typically invests in a mix of Massachusetts municipal bonds, including general obligation bonds and issues secured by specific revenue streams. It is a fundamental policy of the Fund to, under normal market conditions, invest at least 80% of its net assets in investments the income of which is exempt from federal and Massachusetts income tax (which may include securities of issuers located outside of Massachusetts so long as the income of such securities is exempt from federal and Massachusetts income tax). Additionally, at least 85% of the Fund's assets will consist of securities rated BBB or better by Standard & Poor's Ratings Group ("S&P") or Fitch Investor Services, Inc. ("Fitch") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or securities that are non-rated but are considered to be of comparable quality by Loomis Sayles.

To achieve this goal, the Fund maintains policies that provide that (1) at least 90% of its net assets are invested in debt obligations on which the interest is exempt from federal income tax (other than the alternative minimum tax ("AMT") and Massachusetts personal income tax ("Massachusetts Tax-Exempt Securities")) and (2) not more than 20% of its assets are invested in securities on which the interest is subject to AMT for individuals.

Loomis Sayles follows a conservative total-return oriented investment approach in selecting securities for the Fund. It takes into account economic and market conditions as well as issuer-specific data, and attempts to construct a portfolio with the following characteristics:

/     Average credit rating of A (as rated by S&P or Moody's)

/     Average maturity of between 15 and 25 years

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o The Fund's portfolio managers work closely with municipal bond analysts to develop an outlook on the economy from research provided by various Wall Street firms as well as specific forecasting services.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the Fund's investment universe. This value analysis uses quantitative tools such as internal and external computer systems and software.

o The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax free income consistent with overall credit quality.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds issued by the Massachusetts government and its agencies.

The Fund may also:

o Invest up to 15% of its assets in lower-quality bonds (those rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, or considered to be of comparable grade by Loomis Sayles if non-rated).

o     Invest in zero-coupon bonds.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

State specific: Weakness in the local or national economy and other economic or regulatory events impacting Massachusetts generally could adversely affect the credit ratings and creditworthiness of Massachusetts municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

Non-diversification: Compared with other mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer and may invest in fewer issuers. Therefore, the Fund may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund's net asset value.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods shown.


The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

 1993    1994     1995    1996    1997    1998    1999    2000    2001    2002
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
12.40%  -7.34%   17.83%  3.24%   9.32%   4.92%   -4.12%  9.27%   3.21%   8.12%

/\  Highest Quarterly Return: First Quarter 1995, up 7.55%
--
--
\/  Lowest Quarterly Return: First Quarter 1994, down 6.11%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other government entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

--------------------------------------------------------------------------------------------------------------------
                                                                                                      Since Class B
Average Annual Total Returns                                                                            Inception
(for the periods ended December 31, 2002)           Past 1 Year     Past 5 Years     Past 10 Years      (9/13/93)
--------------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                          3.53%            3.27%             4.98%              --
    Return After Taxes on Distributions*               1.87%            2.72%             4.44%              --
    Return After Taxes on Distributions &
    Sales of Fund Shares*                              2.13%            3.01%             4.51%              --
Class B - Return Before Taxes                          2.43%            3.16%               --              3.93%
--------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                 9.60%            6.06%             6.71%             6.09%
--------------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares of the Fund will vary.


** The returns of the Index do not reflect the effect of taxes. The returns the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 3/23/84.

          For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks

CDC Nvest Municipal Income Fund

Adviser:     CDC IXIS Asset Management Advisers, L.P.
             ("CDC IXIS Advisers")

Subadviser:  Loomis, Sayles & Company, L.P.
                  ("Loomis Sayles")

Managers:    Robert Payne and Martha A. Strom

Category:    Tax Free Income

Ticker Symbol:          Class A       Class B
                        ---------------------
                        NEFTX         NETBX

Investment Goal

The Fund seeks as high a level of current income exempt from federal income taxes as is consistent with reasonable risk and protection of shareholders' capital. The Fund invests primarily in debt securities of municipal issuers ("municipal securities"), which pay interest that is exempt from regular federal income tax but may be subject to the federal alternative minimum tax.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets in municipal investments the income from which is exempt from federal income tax (other than the alternative minimum tax). The Fund will not change such policy without shareholder approval. The Fund may invest not more than 20% of its net assets in debt obligations on which the interest is subject to the alternative minimum tax for individuals. It will invest at least 85% of its assets in investment-grade bonds (those rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or are non-rated but are considered to be of comparable quality by Loomis Sayles), and the other 15% may be invested in lower-quality bonds (those rated below BBB by S&P and below Baa by Moody's or are considered to be of comparable quality by Loomis Sayles) or non-rated bonds. The Fund's portfolio managers will generally shift assets among investment-grade bonds depending on economic conditions and outlook in order to increase appreciation potential.

Loomis Sayles follows a total-return oriented investment approach in selecting securities for the Fund. It takes into account economic conditions and market conditions as well as issuer-specific data, such as:

/     revenue projections and spending requirements/forecasts

/     earnings prospects and cash flow

/     debt as a percentage of assets and cash flow

/     borrowing requirements, debt maturity schedules and reserve requirements

/     the relationship between cash flows and dividend obligations

/     the experience and perceived strength of management

/     price responsiveness of the security to interest rate changes

In selecting investments for the Fund, Loomis Sayles employs the following strategies:

o Its research analysts work closely with the Fund's portfolio managers to develop an outlook for the economy from research produced by various Wall Street firms and specific forecasting services or from economic data released by U.S. and foreign governments as well as the Federal Reserve Bank.

o Next, the analysts conduct a thorough review of individual securities to identify what they consider attractive values in the municipal marketplace. This value analysis uses quantitative tools such as internal and external computer systems and software.

o The Fund's portfolio managers and analysts then perform a careful and continuous credit analysis to identify the range of the credit quality spectrum they believe most likely to provide the Fund with the highest level of tax-free income consistent with overall credit quality.

o Loomis Sayles seeks to balance opportunities for yield and price performance by combining macroeconomic analysis with individual security selection. The portfolio managers primarily invest in general obligation bonds and revenue bonds nationwide and across a variety of municipal sectors. This use of multi-state and multi-sector diversification helps provide increased protection against local economic downturns or bond rating downgrades.

The Fund may also:

o Invest in "private activity" bonds, which may subject a shareholder to an alternative minimum tax.

o     Invest in zero-coupon bonds.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly referred to as "junk bonds") and zero-coupon bonds may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Municipal Securities: Weakness in the local or national economy and other economic or regulatory events impacting municipal issuers generally could adversely affect the credit ratings and credit worthiness of the issuers of the municipal securities in which the Fund invests and the ability of issuers to make principal and interest payments.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance


The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund's current subadviser assumed that function in June 2001. This chart and table reflect results achieved by the previous subadviser under different investment policies for periods prior to June 2001. The Fund's performance might have been different had the current advisory arrangements and investment policies been in place for all periods.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                 (total return)

 1993    1994     1995    1996    1997    1998    1999    2000    2001    2002
 ----    ----     ----    ----    ----    ----    ----    ----    ----    ----
12.16%  -7.99%   17.22%  4.63%   8.58%   5.33%   -2.76%  8.76%   3.00%   7.31%

/\   Highest Quarterly Return: First Quarter 1995, up 8.46%
--
--
\/   Lowest Quarterly Return: First Quarter 1994, down 6.55%

The table below shows how the average annual total returns for each Class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Lehman Brothers Municipal Bond Index, an unmanaged index of bonds issued by states, municipalities and other governmental entities having maturities of more than one year. You may not invest directly in an index. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect return after taxes on distributions only and also return after taxes on distributions and sales of Fund shares. The Lehman Brothers Municipal Bond Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

-----------------------------------------------------------------------------------------------------------------
                                                                                                  Since Class B
Average Annual Total Returns                                                                        Inception
(for the periods ended December 31, 2002)         Past 1 Year    Past 5 Years    Past 10 Years      (9/13/93)
-----------------------------------------------------------------------------------------------------------------
Class A - Return Before Taxes                        2.50%           3.28%            4.91%              --
    Return After Taxes on Distributions*             0.70%           2.73%            4.31%              --
    Return After Taxes on Distributions &
      Sales of Fund Shares*                          1.50%           3.03%            4.40%              --
Class B - Return Before Taxes                        1.66%           3.16%              --             3.90%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**               9.60%           6.06%            6.71%            6.10%
-----------------------------------------------------------------------------------------------------------------


* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts such as 529 plans or individual retirement accounts. After-tax returns are shown for only Class A shares. After-tax returns for Class B shares of the Fund will vary.

** The returns of the Index do not reflect the effect of taxes. The returns of the Index are calculated from 9/30/93 for Class B shares. Class A commenced operations 5/9/77.

          For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses."

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees
(fees paid directly from your investment)

------------------------------------------------------------------------------------------------------------------------
                                                               Massachusetts Tax                      Municipal
                                                               Free Income Fund                      Income Fund
                                                           Class A          Class B           Class A           Class B
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases
     (as a percentage of offering price)(1)(2)              4.25%            None              4.50%            None
------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
     of original purchase price or redemption
     proceeds, as applicable)(2)                             (3)             5.00%              (3)             5.00%
------------------------------------------------------------------------------------------------------------------------
Redemption fees                                             None*            None*             None*            None*
------------------------------------------------------------------------------------------------------------------------

(1)   A reduced sales charge on Class A shares applies in some cases.

      See the section entitled "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."

(2)   Does not apply to reinvested distributions.

(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section entitled "How Sales Charges Are Calculated" within the section entitled "Fund Services."

* Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


-------------------------------------------------------------------------------------------------
                                              Massachusetts Tax             Municipal Income
                                              Free Income Fund*                   Fund
                                             Class A     Class B           Class A     Class B
-------------------------------------------------------------------------------------------------
Management fees                               0.60%        0.60%            0.46%        0.46%
Distribution and/or service (12b-1) fees      0.35%        1.00%**          0.25%        1.00%**
Other expenses                                0.39%        0.39%            0.35%        0.35%
Total annual fund operating expenses          1.34%        1.99%            1.06%        1.81%
-------------------------------------------------------------------------------------------------

* CDC IXIS Advisers has given a binding undertaking to limit the amount of this Fund's total fund operating expenses, exclusive of brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, to 1.40% and 2.05% annually of the Fund's average daily net assets for Class A and Class B shares, respectively. This undertaking is in effect through April 30, 2004, and will be reevaluated on an annual basis thereafter.


** Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:

      o     You invest $10,000 in a Fund for the time periods indicated;

      o     Your investment has a 5% return each year;

      o     A Fund's operating expenses remain the same; and

      o     All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


                      Massachusetts Tax Free Income Fund      Municipal Income Fund
----------------------------------------------------------------------------------------
                         Class A          Class B          Class A         Class B
                                       (1)       (2)                    (1)        (2)
----------------------------------------------------------------------------------------
1 year                    $556        $702      $202         $553       $684       $184
----------------------------------------------------------------------------------------
3 years                   $831        $924      $624         $772       $869       $569
----------------------------------------------------------------------------------------
5 years                 $1,128      $1,273    $1,073       $1,008     $1,180       $980
----------------------------------------------------------------------------------------
10 years**              $1,969      $2,149    $2,149       $1,686     $1,930     $1,930
----------------------------------------------------------------------------------------


(1)   Assumes redemption at end of period.

(2)   Assumes no redemption at end of period.

* The example is based on Total Annual Fund Operating Expenses for all periods.

** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Information Risk The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Political Risk The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal securities.

Valuation Risk The risk that a Fund has valued certain securities at a higher price than the price at which they can be sold.

Management Team

Meet the Funds' Investment Adviser and Subadviser

The CDC Nvest Funds family currently includes 21 mutual funds with a total of $4.1 billion in assets under management as of December 31, 2002. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the CDC Nvest Tax Free Income Funds (the "Funds" and each a "Fund"), which along with the CDC Nvest Income Funds, CDC Nvest Equity Funds and CDC Nvest Star Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management Trust - Money Market Series and CDC Nvest Tax Exempt Money Market Trust, constitute the "Money Market Funds."

Adviser

CDC IXIS Advisers, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS Asset Management North America"), which is a subsidiary of CDC IXIS Asset Management, a French asset manager. CDC IXIS Asset Management is the primary asset management subsidiary of Caisse des Depots et Consignations ("CDC"), a diversified French financial institution. CDC IXIS Asset Management North America has 11 affiliated asset management firms, that collectively had $124 billion in assets under management at December 31, 2002, and has three distribution and service units. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to the Funds. It also provides general business management and administration to the Funds. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadviser listed below makes the investment decisions for the Funds.

The combined advisory and subadvisory fees paid by the Funds during the fiscal year ended December 31, 2002, as a percentage of each Fund's average daily net assets, were 0.460% for the Municipal Income Fund and 0.600% for the Massachusetts Tax Free Income Fund.

Subadviser

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to the Funds. Loomis Sayles is a subsidiary of CDC IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $54 billion in assets under management as of December 31, 2002. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Subadvisory Agreements

The CDC Nvest Funds and Money Market Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Before a Fund can rely on the exemptions described above, a majority of the shareholders of the Fund must approve reliance by the Fund on the exemptive order. Certain Funds have received shareholder approval to rely on the exemptive order. Shareholders will be notified of any subadviser changes.


Portfolio Trades

In placing portfolio trades, each Fund's adviser or subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS Asset Management North America, CDC IXIS Advisers or Loomis Sayles. In placing trades, Loomis Sayles will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Management Team

Meet the Funds' Portfolio Managers

Robert Payne

Robert Payne has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2003. Mr. Payne is Vice President and Portfolio Manager of Loomis Sayles. His investment career began in 1967 and he has been with Loomis Sayles since 1982. He received a B.S. from the University of Utah and has over 35 years of investment experience.

Martha A. Strom

Martha A. Strom has co-managed the Massachusetts Tax Free Income Fund and Municipal Income Fund since January 2002. Ms. Strom is Vice President and Portfolio Manager of the Municipal Bond Investment Team of Loomis Sayles. Her investment career began with Loomis Sayles in 1988. Following a five-year period with Nuveen Investments where she was Assistant Vice President and Fixed Income Research Analyst, Ms. Strom rejoined Loomis Sayles in 2001. Ms. Strom received a B.S. from Boston University and has over 15 years of investment management experience.

Fund Services

Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A and B shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o     You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section entitled "How Sales Charges Are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.

For past expenses of Classes A and B shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services

How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("the offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

----------------------------------------------------------------------------------------------------
                         Massachusetts Tax Free Income Fund              Municipal Income Fund
                               Class A Sales Charges                     Class A Sales Charges
                            As a % of        As a % of             As a % of         As a % of
Your Investment           offering price   your investment       offering price    your investment
----------------------------------------------------------------------------------------------------
Less than  $ 50,000           4.25%             4.44%                 4.50%             4.71%
----------------------------------------------------------------------------------------------------
$ 50,000 - $ 99,000           4.00%             4.17%                 4.50%             4.71%
----------------------------------------------------------------------------------------------------
$100,000 - $249,999           3.50%             3.63%                 3.50%             3.63%
----------------------------------------------------------------------------------------------------
$250,000 - $499,999           2.50%             2.56%                 2.50%             2.56%
----------------------------------------------------------------------------------------------------
$500,000 - $999,999           2.00%             2.04%                 2.00%             2.04%
----------------------------------------------------------------------------------------------------
$1,000,000 or more*           0.00%             0.00%                 0.00%             0.00%
----------------------------------------------------------------------------------------------------

* For purchases of Class A shares of the Fund of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

------------------------------------------------------------------
           Class B Contingent Deferred Sales Charges
       Year Since Purchase         CDSC on Shares Being Sold
------------------------------------------------------------------
               1st                           5.00%
------------------------------------------------------------------
               2nd                           4.00%
------------------------------------------------------------------
               3rd                           3.00%
------------------------------------------------------------------
               4th                           3.00%
------------------------------------------------------------------
               5th                           2.00%
------------------------------------------------------------------
               6th                           1.00%
------------------------------------------------------------------
           thereafter                        0.00%
------------------------------------------------------------------

How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares. The
CDSC:

o     is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:

o     increases in net asset value above the purchase price; or

o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services

Ways to Reduce or Eliminate Sales Charges

Class A Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:

o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B shares may be used toward meeting the letter of intent.

o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the SIMPLE IRAs, or to Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Class A Shares

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;

o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $100,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A shares of the Funds (without paying a front-end sales charge) to repurchase Class A shares of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Class A or B Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);

o     to make payments through a systematic withdrawal plan; or

o     due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services

It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:

1.    Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

---------------------------------------------------------------------------------------------------------------------------
                                                                                Minimum to Open an
                                                                                  Account Using
                                                           Minimum to           Investment Builder          Minimum for
Type of Account                                          Open an Account       or Payroll Deduction      Existing Accounts
---------------------------------------------------------------------------------------------------------------------------
Any account other than those
listed below                                                  $2,500                   $25                     $100
---------------------------------------------------------------------------------------------------------------------------
Accounts registered under the Uniform
Gifts to Minors Act ("UGMA") or the Uniform                   $2,500                   $25                     $100
Transfers to Minors Act ("UTMA")
---------------------------------------------------------------------------------------------------------------------------

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.    Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)               CDC Nvest Funds Web Site

           800-225-5478, press 1                        www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:

      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);

      o review your account balance, recent transactions, Fund prices and recent performance;

      o     order duplicate account statements; and

      o     obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

Fund Services

Buying Shares

                            Opening an Account                  Adding to an Account
Through Your Investment Dealer

                  o Call your investment dealer for information about opening or adding to an account.

By Mail

                  o     Make out a check in U.S.       o     Make out a check in U.S.
                        dollars for the investment           dollars for the investment
                        amount, payable to "CDC              amount, payable to "CDC
                        Nvest Funds." Third party            Nvest Funds." Third party
[ENVELOPE ICON]         checks and "starter" checks          checks and "starter" checks
                        will not be accepted.                will not be accepted.


                  o     Mail the check with your       o     Complete the investment slip
                        completed application to CDC         from an account statement or
                        Nvest Funds, P.O. Box                include a letter specifying
                        219579, Kansas City, MO              the Fund name, your class of
                        64121-9579.                          shares, your account number
                                                             and the registered account
                                                             name(s).


By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus    o     Call your investment dealer
                        for the Fund into which you          or CDC Nvest Funds at
                        are exchanging by calling            800-225-5478 or visit
                        your investment dealer or            www.cdcnvestfunds.com to
                        CDC Nvest Funds at                   request an exchange.
                        800-225-5478.
[EXCHANGE ICON]
                  o     Call your investment dealer
                        or CDC Nvest Funds or visit
                        www.cdcnvestfunds.com to
                        request an exchange.

By Wire

                  o     Call CDC Nvest Funds at        o     Visit www.cdcnvestfunds.com
                        800-225-5478 to obtain an            to add shares to your
                        account number and wire              account by wire. Instruct
                        transfer instructions. Your          your bank to transfer funds
                        bank may charge you for such         to State Street Bank & Trust
                        a transfer.                          Company, ABA# 011000028, and
                                                             DDA # 99011538.
[WIRE ICON]
                                                       o     Specify the Fund name, your
                                                             class of shares, your
                                                             account number and the
                                                             registered account name(s).
                                                             Your bank may charge you for
                                                             such a transfer.

Through Automated Clearing House ("ACH")


                  o     Ask your bank or credit        o     Call CDC Nvest Funds at
                        union whether it is a member         800-225-5478 or visit
                        of the ACH system.                   www.cdcnvestfunds.com to add
                                                             shares to your account
                  o     Complete the "Bank                   through ACH.
[ACH ICON]              Information" section on your
                        account application.           o     If you have not signed up
                                                             for the ACH system, please
                  o     Mail your completed                  call CDC Nvest Funds or
                        application to CDC Nvest             visit www.cdcnvestfunds.com
                        Funds, P.O. Box 219579,              for a Service Options Form.
                        Kansas City, MO 64121-9579.


Automatic Investing Through Investment Builder

                  o     Indicate on your application   o     Please call CDC Nvest Funds
                        that you would like to begin         at 800-225-5478 or visit
                        an automatic investment plan         www.cdcnvestfunds.com for a
                        through Investment Builder           Service Options Form. A
                        and the amount of the                signature guarantee may be
[INVESTING ICON]        monthly investment ($25              required to add this
                        minimum).                            privilege.

                  o     Include a check marked         o     See the section entitled
                        "Void" or a deposit slip             "Additional Investor
                        from your bank account.              Services."

Fund Services

Selling Shares

                       To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer

                  o     Call your investment dealer for information.

By Mail

                  o Write a letter to request a redemption. Specify the name of your Fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                  o     The request must be signed by all of the owners of the
                        shares and must include the capacity in which they are
[ENVELOPE ICON]         signing, if appropriate.


                  o Mail your request by regular mail to CDC Nvest Funds, P.O. Box 219579, Kansas City, MO 64121-9579 or by registered, express or certified mail to CDC Nvest Funds, 330 West 9th Street, Kansas City, MO 64105-1514.


                  o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)

                  o     Obtain a current prospectus for the Fund into which you
                        are exchanging by calling your investment dealer or CDC
[EXCHANGE ICON]         Nvest Funds at 800-225-5478.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an exchange.

By Wire

                  o Complete the "Bank Information" section on your account application.

                  o     Call CDC Nvest Funds at 800-225-5478 or visit
                        www.cdcnvestfunds.com or indicate in your redemption
[WIRE ICON]             request letter (see above) that you wish to have your
                        proceeds wired to your bank.

                  o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.

Through Automated Clearing House

                  o Ask your bank or credit union whether it is a member of the ACH system.

                  o Complete the "Bank Information" section on your account application.

                  o     If you have not signed up for the ACH system on your
[ACH ICON]              application, please call CDC Nvest Funds at 800-225-5478
                        or visit www.cdcnvestfunds.com for a Service Options
                        Form.

                  o Call CDC Nvest Funds or visit www.cdcnvestfunds.com to request an ACH redemption.

                  o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

By Telephone

                  o     Call CDC Nvest Funds at 800-225-5478 to choose the
[TELEPHONE ICON]        method you wish to use to redeem your shares. You may
                        receive your proceeds by mail, by wire or through ACH
                        (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)

                  o Call CDC Nvest Funds at 800-225-5478 or your financial representative for more information.
[WITHDRAWAL ICON]
                  o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

By Check (for Class A shares of Massachusetts Tax Free Income Fund only)

                  o Select the check writing option on your application and complete the signature card.

                  o To add this privilege to an existing account, call CDC Nvest Funds at 800-225-5478 for a Service Options Form.
[CHECK ICON]
                  o     Each check must be written for $500 or more.

                  o You may not close your account by withdrawal check. Please call your financial representative or CDC Nvest Funds to close an account.

Fund Services

Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o     your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;

o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s), or

o the proceeds are sent by check, wire, or in some circumstances ACH to a bank account other than a previously established bank on file.

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o     a financial representative or securities dealer;

o     a federal savings bank, cooperative or other type of bank;

o     a savings and loan or other thrift institution;

o     a credit union; or

o     a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                   Requirements for Written Requests

Individual, joint, sole                 o     The request must include the
proprietorship, UGMA/UTMA (minor              signatures of all persons
accounts)                                     authorized to sign,
                                              including title, if
                                              applicable.

                                        o     Signature guarantee, if
                                              applicable (see above).

                                        o     Additional documentation may
                                              be required.

Corporate or association accounts      o      The request must include the
                                              signatures of all persons
                                              authorized to sign,
                                              including title.

Owners or trustees of trust             o     The request must include the
accounts                                      signatures of all trustees
                                              authorized to sign,
                                              including title.

                                        o     If the names of the trustees
                                              are not registered on the
                                              account, please provide a
                                              copy of the trust document
                                              certified within the past 60
                                              days.

                                        o     Signature guarantee, if
                                              applicable (see above).

Joint tenancy whose co-tenants are      o     The request must include the
deceased                                      signatures of all surviving
                                              tenants of the account.

                                        o     Copy of the death certificate.

                                        o     Signature guarantee if
                                              proceeds check is issued to
                                              other than the surviving
                                              tenants.

Power of Attorney (POA)                o      The request must include the
                                              signatures of the
                                              attorney-in-fact, indicating
                                              such title.

                                        o     A signature guarantee.

                                        o     Certified copy of the POA
                                              document stating it is still
                                              in full force and effect,
                                              specifying the exact Fund
                                              and account number, and
                                              certified within 30 days of
                                              receipt of instructions.*

Executors of estates,                   o     The request must include the
administrators, guardians,                    signatures of all those
conservators                                  authorized to sign,
                                              including capacity.

                                        o     A signature guarantee.

                                        o     Certified copy of court
                                              document where signer
                                              derives authority, e.g.,
                                              Letters of Administration,
                                              Conservatorship and Letters
                                              Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services

Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for the minimum to open an account (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in the prospectus:

Restriction                                  Situation

The Fund may suspend the right of            o     When the New York Stock
redemption or postpone payment for                 Exchange (the "Exchange") is
more than 7 days:                                  closed (other than a
                                                   weekend/holiday)

                                             o     During an emergency

                                             o     Any other period permitted
                                                   by the SEC

The Fund reserves the right to               o     With a notice of a dispute
suspend account services or refuse                 between registered owners
transaction requests:
                                             o     With suspicion/evidence of a
                                                   fraudulent act

The Fund may pay the redemption              o     When it is detrimental for a
price in whole or in part by a                     Fund to make cash payments
distribution in kind of readily                    as determined in the sole
marketable securities in lieu of                   discretion of the adviser or
cash or may take up to 7 days to                   subadviser
pay a redemption request in order
to raise capital:

The Fund may withhold redemption             o     When redemptions are made
proceeds until the check or funds                  within 10 calendar days of
have cleared:                                      purchase by check or ACH of
                                                   the shares being redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.


Small Account Policy

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.

Fund Services

How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

                         Total market value of securities + Cash and other assets - Liabilities
Net Asset Value =       -----------------------------------------------------------------------
                                              Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the fixed income markets are open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI. See the section entitled "Net Asset Value and Public Offering Price" in the SAI for more details.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."


o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from your investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.


Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:


o Equity securities -- market price or as provided by a pricing service if market price is unavailable.

o Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

o Short-term obligations (remaining maturity of less than 60 days) --amortized cost (which approximates market value).

o Securities traded on foreign exchanges -- market price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.


o     Options -- last sale price, or if not available, last offering price.

o Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

o All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services

Dividends and Distributions

The Funds generally distribute most or all of their net investment income (tax exempt and taxable income other than long-term capital gains) in the form of dividends. Each Fund declares dividends for each class daily and pays them monthly. The net investment income accruing on Saturdays, Sundays and other days on which the Exchange is closed is declared as a dividend on the immediately following business day. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

      o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

      o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

      o     Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences


Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders. Each Fund also intends to meet all the requirements of the Code necessary to ensure that they are qualified to pay "exempt interest dividends." Fund distributions designated as exempt-interest dividends are not generally subject to federal income tax. In addition, in the case of Massachusetts Tax Free Income Fund, such distributions are not generally subject to Massachusetts state income tax to the extent they derive from Massachusetts obligations and provided that the Fund identifies such distributions in written notice to shareholders within 60 days from the end of the taxable year. The Funds may, however, invest a portion of their assets in securities that generate income that is not exempt from federal or state taxes.

Distributions derived from net short-term capital gains, i.e., gains from investments that a Fund held one year or less, or investment income are generally taxable at ordinary income rates. In addition, distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

If you receive social security or railroad retirement benefits, a portion of those benefits may be subject to federal income tax as a result of receiving exempt interest dividends. Also, an investment in the Funds may result in a liability for federal alternative minimum tax as well as state and local taxes, both for individual and corporate shareholders.

Fund Services


Tax Consequences

Each Fund may at times purchase tax-exempt securities at a discount from the price at which they were originally issued. For federal income tax purposes, some or all of this market discount will be included in the Fund's ordinary income and will be taxable to you as such when it is distributed to you.

A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

You should consult your tax adviser for more information on your own situation, including possible state or local tax.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends paid out of earnings previously taxed at the corporate level. Many of the details of the proposal have not been specified, and the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

Special tax considerations for Massachusetts Tax Free Income Fund

Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

For state tax purposes, gains realized by the Fund on the sale of certain tax-exempt securities that are designated by the Fund as tax-exempt retain their tax-exempt character when distributed to shareholders.

Under new tax legislation enacted by Massachusetts Legislature in 2002, capital gains realized on capital assets held for more than one year will be subject to a single tax rate rather than a graduated schedule, as provided under prior law. Accordingly, Fund distributions deriving from such gains will be taxable to you based on the single rate.

Special tax considerations for Municipal Income Fund

The federal exemption for "exempt-interest dividends" does not necessarily result in exemption from state and local taxes. Distributions of these dividends may be exempt from local and state taxation to the extent they are derived from the state and locality in which you reside. You should check the consequences under your local and state tax laws before investing in the Fund.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. Class A shares of the Massachusetts Tax Free Income Fund also pay an annual distribution fee of 0.10% of its average daily net assets. In addition to a service fee, each Fund's Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services

Additional Investor Services

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive, speed up the availability of your documents and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

Financial Performance

The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are incorporated by reference in the SAI, which is available without charge upon request.

For a share outstanding throughout each period.

                                       Income (loss) from investment
                                                 operations:                      Less distributions:
                                     ------------------------------------  ---------------------------------
                                                    Net
                                                  realized                             Distribu-
                         Net asset                  and                    Dividends     tions
                          value,                 unrealized      Total       from       from net               Net asset
                         beginning      Net      gain (loss)     from         net       realized      Total      value,     Total
                            of       investment      on        investment  investment    capital    distribu-    end of     return
                        the period     income    investments   operations    income       gains       tions    the period  (%) (a)
                        ----------   ----------  -----------   ----------  ----------  ----------   ---------  ----------  -------
MASSACHUSETTS TAX FREE
INCOME FUND

    Class A
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002             $15.82      $ 0.67      $ 0.59        $ 1.26      $(0.68)    $     --      $(0.68)     $16.40     8.1
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)          16.06        0.75       (0.24)         0.51       (0.75)          --       (0.75)      15.82     3.2(b)
    12/31/2000              15.48        0.82        0.57          1.39       (0.81)          --       (0.81)      16.06     9.3(b)
    12/31/1999              17.02        0.82       (1.50)        (0.68)      (0.83)       (0.03)      (0.86)      15.48    (4.1)(b)
    12/31/1998              17.13        0.86       (0.04)         0.82       (0.85)       (0.08)      (0.93)      17.02     4.9(b)

    Class B
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002              15.78        0.57        0.58          1.15       (0.57)          --       (0.57)      16.36     7.4
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)          16.03        0.64       (0.24)         0.40       (0.65)          --       (0.65)      15.78     2.5(b)
    12/31/2000              15.45        0.71        0.58          1.29       (0.71)          --       (0.71)      16.03     8.6(b)
    12/31/1999              16.98        0.71       (1.49)        (0.78)      (0.72)       (0.03)      (0.75)      15.45    (4.7)(b)
    12/31/1998              17.09        0.74       (0.03)         0.71       (0.74)       (0.08)      (0.82)      16.98     4.2(b)

MUNICIPAL INCOME FUND

    Class A
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002             $ 7.25      $ 0.34      $ 0.18        $ 0.52      $(0.34)    $     --      $(0.34)     $ 7.43     7.3
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)           7.39        0.36       (0.14)         0.22       (0.36)          --       (0.36)       7.25     3.0
    12/31/2000               7.17        0.40        0.21          0.61       (0.39)          --       (0.39)       7.39     8.8
    12/31/1999               7.76        0.39       (0.59)        (0.20)      (0.39)          --       (0.39)       7.17    (2.8)
    12/31/1998               7.75        0.39        0.01          0.40       (0.39)          --       (0.39)       7.76     5.3

    Class B
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2002               7.25        0.29        0.19          0.48       (0.29)          --       (0.29)       7.44     6.7
----------------------------------------------------------------------------------------------------------------------------------
    12/31/2001 (d)           7.39        0.31       (0.14)         0.17       (0.31)          --       (0.31)       7.25     2.2
    12/31/2000               7.17        0.35        0.21          0.56       (0.34)          --       (0.34)       7.39     8.0
    12/31/1999               7.76        0.33       (0.59)        (0.26)      (0.33)          --       (0.33)       7.17    (3.5)
    12/31/1998               7.75        0.33        0.01          0.34       (0.33)          --       (0.33)       7.76     4.5

(a) A sales charge for Class A shares and a contingent deferred sales charge for Class B shares are not reflected in total return calculations.

(b) Had certain expenses not been reduced during the period, total returns would have been lower.

(c) The investment adviser agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.

(d) As required, effective January 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on debt securities. The effect of this change for the year ended December 31, 2001, for Massachusetts Tax Free Income Fund, the effect of this change was to increase the ratio of net investment income to average net assets from 4.66% to 4.67% for Class A shares and from 4.02% to 4.03% for Class B shares. For Municipal Income Fund, the effect of this change was to increase net investment income per share by $.01 and decrease net realized and unrealized gains and losses per share by $.01 for Class A shares and Class B shares, and increase the ratio of net investment income to average net assets from 4.84% to 4.89% for Class A shares and from 4.09% to 4.14% for Class B shares. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

                Ratios to average net assets:
                -----------------------------


   Net assets,
     end of                     Net investment    Portfolio
   the period      Expenses         income        turnover
      (000)          (%)             (%)          rate (%)
  ------------    -----------    -----------    ------------

----------------------------------------------------------------
    $ 92,053        1.34            4.19             33
----------------------------------------------------------------
      89,376        1.35(c)         4.67             60
      91,785        1.13(c)         5.24             68
      97,270        1.00(c)         5.02             73
     113,910        1.00(c)         4.93            125

----------------------------------------------------------------
       6,742        1.99            3.54             33
----------------------------------------------------------------
       8,313        2.00(c)         4.03             60
       8,715        1.78(c)         4.59             68
       8,874        1.65(c)         4.37             73
       9,026        1.65(c)         4.28            125

----------------------------------------------------------------
    $133,005        1.06            4.67             33
----------------------------------------------------------------
     137,852        1.07            4.89             80
     142,539        0.95            5.39            156
     152,829        0.93            5.13            137
     172,643        0.93            5.03             26

----------------------------------------------------------------
      12,326        1.81            3.92             33
----------------------------------------------------------------
      14,549        1.82            4.14             80
      14,520        1.70            4.64            156
      15,644        1.68            4.38            137
      15,878        1.68            4.28             26

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Capital gain distributions -- Payments to a Fund's shareholders of net profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as S&P, Moody's, or Fitch. Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A Fund's assets minus its liabilities. With respect to the Funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

                                      Notes

                                      Notes

          If you would like more information about the Funds, the following documents are available free upon request:

Annual and Semiannual Reports -- Provide additional information about each
    Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

    Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

                To order a free copy of the Funds' annual or
           semiannual report or their SAI, contact your financial
                      representative, or the Funds at:

               CDC IXIS Asset Management Distributors, L.P.,
                   399 Boylston Street, Boston, MA 02116
                          Telephone: 800-225-5478
                      Internet: www.cdcnvestfunds.com

                   Important Notice Regarding Delivery of
                           Shareholder Documents:

 In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

  Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

   Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington,
                                   D.C.

Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's
          Public Reference Section, Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

   CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of
 Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public
   Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at
                               www.NASDR.com.

                 (Investment Company Act File No. 811-242)
                 (Investment Company Act File No. 811-4323)

The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers place in us and are committed to earning that trust well into the future.


                          Types of Information Gathered

CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information. CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.



(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors. (2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.


                                 XTF51-0503